Jackson VFL Variable Life Separate Account
Formerly Valley Forge Life Insurance Company Variable Life Separate Account

December 31, 2025
With Report of Independent Registered Public Accounting Firm Thereon

Jackson VFL Variable Life Separate Account
Statements of Assets and Liabilities
December 31, 2025

	Alger Capital Appreciation Portfolio	Alger Large Cap Growth Portfolio	Alger Mid Cap Growth Portfolio	Alger Small Cap Growth Portfolio	AllianceBernstein Growth & Income Portfolio	AllianceBernstein Large Cap Growth Portfolio	Federated High Income Bond Fund II (Primary Shares)
Assets
Investments in Funds, at fair value	$372,071	$3,680,063	$1,588,508	$833,851	$522,158	$503,829	$212,032
Total assets	372,071	3,680,063	1,588,508	833,851	522,158	503,829	212,032

Liabilities	—	—	—	—	—	—	—
Total liabilities	—	—	—	—	—	—	—
Net assets	$372,071	$3,680,063	$1,588,508	$833,851	$522,158	$503,829	$212,032
Maximum Unit Value	115.475263	86.109852	52.630174	38.649934	53.246543	96.173822	22.035676
Minimum Unit Value	107.728341	80.332269	N/A	N/A	N/A	89.721581	20.557091

Investments in Funds, shares outstanding	2,888	35,670	66,688	44,734	16,926	6,183	36,684
Investments in Funds, at cost	$253,906	$2,602,778	$1,476,033	$1,037,023	$475,424	$378,909	$212,285

Jackson VFL Variable Life Separate Account
Statements of Operations
For the Year Ended December 31, 2025

	Alger Capital Appreciation Portfolio	Alger Large Cap Growth Portfolio	Alger Mid Cap Growth Portfolio	Alger Small Cap Growth Portfolio	AllianceBernstein Growth & Income Portfolio	AllianceBernstein Large Cap Growth Portfolio	Federated High Income Bond Fund II (Primary Shares)
Investment Income
Dividends	$—	$—	$—	$—	$4,415	$—	$11,494
Expenses
Mortality, expense risk and administrative charges	1,740	14,781	6,871	3,549	2,464	2,177	944
Total expenses	1,740	14,781	6,871	3,549	2,464	2,177	944
Net investment income (loss)	(1,740)	(14,781)	(6,871)	(3,549)	1,951	(2,177)	10,550

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	58,565	395,959	—	9,655	41,231	46,487	—
Sales of investments in Funds	10,820	102,851	(36,142)	(81,248)	7,370	6,073	(1,913)
Net change in unrealized appreciation
(depreciation) on investments in Funds	27,117	371,295	275,063	117,941	172	5,462	6,006
Net realized and unrealized gain (loss)	96,502	870,105	238,921	46,348	48,773	58,022	4,093

Net change in net assets
from operations	$94,762	$855,324	$232,050	$42,799	$50,724	$55,845	$14,643

See Notes to the Financial Statements.

Jackson VFL Variable Life Separate Account
Statements of Assets and Liabilities
December 31, 2025

	Federated Managed Volatility Fund II	Federated Government Money Fund II	Fidelity VIP Asset Manager 50% Portfolio	Fidelity VIP Contrafund Portfolio	Fidelity VIP Equity-Income Portfolio	Fidelity VIP Index 500 Portfolio	First Eagle Overseas Variable Fund
Assets
Investments in Funds, at fair value	$191,676	$790,769	$175,613	$3,478,223	$1,738,129	$6,037,185	$855,253
Total assets	191,676	790,769	175,613	3,478,223	1,738,129	6,037,185	855,253

Liabilities	—	—	—	—	—	—	—
Total liabilities	—	—	—	—	—	—	—
Net assets	$191,676	$790,769	$175,613	$3,478,223	$1,738,129	$6,037,185	$855,253
Maximum Unit Value	27.119347	11.082406	27.924136	80.928985	52.256902	77.576986	27.482683
Minimum Unit Value	25.299569	10.338667	26.050267	75.499112	N/A	72.372437	N/A

Investments in Funds, shares outstanding	18,430	790,769	9,967	58,077	59,060	9,145	30,632
Investments in Funds, at cost	$179,514	$790,769	$156,559	$2,539,221	$1,402,209	$2,585,225	$751,647

Jackson VFL Variable Life Separate Account
Statements of Operations
For the Year Ended December 31, 2025

	Federated Managed Volatility Fund II	Federated Government Money Fund II	Fidelity VIP Asset Manager 50% Portfolio	Fidelity VIP Contrafund Portfolio	Fidelity VIP Equity-Income Portfolio	Fidelity VIP Index 500 Portfolio	First Eagle Overseas Variable Fund
Investment Income
Dividends	$5,290	$28,798	$4,231	$4,537	$29,544	$64,976	$13,671
Expenses
Mortality, expense risk and administrative charges	914	3,735	893	14,651	7,243	25,460	3,478
Total expenses	914	3,735	893	14,651	7,243	25,460	3,478
Net investment income (loss)	4,376	25,063	3,338	(10,114)	22,301	39,516	10,193

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	3,227	—	8,137	521,431	91,051	29,286	98,402
Sales of investments in Funds	2,700	—	2,966	181,322	28,943	396,161	(1,031)
Net change in unrealized appreciation
(depreciation) on investments in Funds	2,547	—	8,436	(74,944)	129,601	436,046	131,684
Net realized and unrealized gain (loss)	8,474	—	19,539	627,809	249,595	861,493	229,055

Net change in net assets
from operations	$12,850	$25,063	$22,877	$617,695	$271,896	$901,009	$239,248

See Notes to the Financial Statements.

2

Jackson VFL Variable Life Separate Account
Statements of Assets and Liabilities
December 31, 2025

	Franklin Templeton Developing Markets Securities Fund	Janus Henderson Balanced Portfolio Institutional (IS)	Janus Henderson Balanced Portfolio Institutional (SS)	Janus Henderson Flex Bond Portfolio Institutional (IS)	Janus Henderson Flex Bond Portfolio Institutional (SS)	Janus Henderson Forty Portfolio Institutional (IS)	Janus Henderson Forty Portfolio Institutional (SS)
Assets
Investments in Funds, at fair value	$63,764	$921,182	$39,062	$328,667	$66,898	$1,475,781	$120,958
Total assets	63,764	921,182	39,062	328,667	66,898	1,475,781	120,958

Liabilities	—	—	—	—	—	—	—
Total liabilities	—	—	—	—	—	—	—
Net assets	$63,764	$921,182	$39,062	$328,667	$66,898	$1,475,781	$120,958
Maximum Unit Value	20.606660	40.080059	38.566695	14.249371	13.726950	91.292233	87.869819
Minimum Unit Value	N/A	N/A	35.978954	N/A	N/A	N/A	N/A

Investments in Funds, shares outstanding	5,278	16,491	657	33,098	6,005	24,836	2,332
Investments in Funds, at cost	$44,431	$627,757	$25,164	$373,319	$75,707	$1,141,686	$91,100

Jackson VFL Variable Life Separate Account
Statements of Operations
For the Year Ended December 31, 2025

	Franklin Templeton Developing Markets Securities Fund	Janus Henderson Balanced Portfolio Institutional (IS)	Janus Henderson Balanced Portfolio Institutional (SS)	Janus Henderson Flex Bond Portfolio Institutional (IS)	Janus Henderson Flex Bond Portfolio Institutional (SS)	Janus Henderson Forty Portfolio Institutional (IS)	Janus Henderson Forty Portfolio Institutional (SS)
Investment Income
Dividends	$294	$17,735	$628	$16,367	$2,927	$1,024	$—
Expenses
Mortality, expense risk and administrative charges	247	3,780	238	1,359	292	6,454	495
Total expenses	247	3,780	238	1,359	292	6,454	495
Net investment income (loss)	47	13,955	390	15,008	2,635	(5,430)	(495)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	917	28,461	1,122	—	—	168,932	14,747
Sales of investments in Funds	264	18,373	1,054	(1,057)	(215)	66,297	212
Net change in unrealized appreciation
(depreciation) on investments in Funds	19,443	59,175	2,255	6,083	1,791	(4,202)	3,377
Net realized and unrealized gain (loss)	20,624	106,009	4,431	5,026	1,576	231,027	18,336

Net change in net assets
from operations	$20,671	$119,964	$4,821	$20,034	$4,211	$225,597	$17,841

See Notes to the Financial Statements.

3

Jackson VFL Variable Life Separate Account
Statements of Assets and Liabilities
December 31, 2025

	Janus Henderson Global Research Portfolio Institutional (IS)	Janus Henderson Global Research Portfolio Institutional (SS)	Janus Henderson Overseas Portfolio Institutional (IS)	Janus Henderson Overseas Portfolio Institutional (SS)	Janus Henderson Research Portfolio Institutional (IS)	Janus Henderson Research Portfolio Institutional (SS)	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
Assets
Investments in Funds, at fair value	$401,373	$57,866	$132,872	$47,146	$1,262,079	$40,575	$162,392
Total assets	401,373	57,866	132,872	47,146	1,262,079	40,575	162,392

Liabilities	—	—	—	—	—	—	—
Total liabilities	—	—	—	—	—	—	—
Net assets	$401,373	$57,866	$132,872	$47,146	$1,262,079	$40,575	$162,392
Maximum Unit Value	50.293490	48.388988	18.583577	17.890173	82.237042	79.135272	53.991484
Minimum Unit Value	N/A	45.141710	N/A	N/A	N/A	N/A	31.207859

Investments in Funds, shares outstanding	5,038	757	2,380	889	19,447	663	12,540
Investments in Funds, at cost	$282,700	$32,869	$98,264	$32,234	$737,185	$23,875	$172,122

Jackson VFL Variable Life Separate Account
Statements of Operations
For the Year Ended December 31, 2025

	Janus Henderson Global Research Portfolio Institutional (IS)	Janus Henderson Global Research Portfolio Institutional (SS)	Janus Henderson Overseas Portfolio Institutional (IS)	Janus Henderson Overseas Portfolio Institutional (SS)	Janus Henderson Research Portfolio Institutional (IS)	Janus Henderson Research Portfolio Institutional (SS)	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
Investment Income
Dividends	$2,515	$225	$1,718	$565	$—	$—	$—
Expenses
Mortality, expense risk and administrative charges	1,915	285	548	189	5,487	168	739
Total expenses	1,915	285	548	189	5,487	168	739
Net investment income (loss)	600	(60)	1,170	376	(5,487)	(168)	(739)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	40,596	4,804	—	—	96,270	2,927	20,260
Sales of investments in Funds	73,068	1,993	9,869	(37)	79,104	1,756	(662)
Net change in unrealized appreciation
(depreciation) on investments in Funds	(33,614)	3,005	19,715	10,010	33,049	1,352	(15,834)
Net realized and unrealized gain (loss)	80,050	9,802	29,584	9,973	208,423	6,035	3,764

Net change in net assets
from operations	$80,650	$9,742	$30,754	$10,349	$202,936	$5,867	$3,025

See Notes to the Financial Statements.

4

Jackson VFL Variable Life Separate Account
Statements of Assets and Liabilities
December 31, 2025

	LVIP American Century Disciplined Core Value Fund	LVIP American Century Value Fund	MFS/VIT Growth Series	MFS/VIT Investors Trust Series	MFS/VIT Research Series	MFS/VIT Total Return Series	MSVIF Emerging Markets Equity Portfolio
Assets
Investments in Funds, at fair value	$131,912	$468,064	$2,302,298	$699,462	$925,725	$1,088,560	$88,844
Total assets	131,912	468,064	2,302,298	699,462	925,725	1,088,560	88,844

Liabilities	—	—	—	—	—	—	—
Total liabilities	—	—	—	—	—	—	—
Net assets	$131,912	$468,064	$2,302,298	$699,462	$925,725	$1,088,560	$88,844
Maximum Unit Value	50.260471	46.845119	131.415263	60.334124	90.300942	30.808042	17.862787
Minimum Unit Value	46.888358	43.701897	84.605529	56.285875	60.229104	28.740755	16.663825

Investments in Funds, shares outstanding	13,627	36,231	33,932	26,738	30,362	46,659	5,057
Investments in Funds, at cost	$125,144	$415,282	$2,086,860	$784,602	$907,629	$1,096,593	$65,860

Jackson VFL Variable Life Separate Account
Statements of Operations
For the Year Ended December 31, 2025

	LVIP American Century Disciplined Core Value Fund	LVIP American Century Value Fund	MFS/VIT Growth Series	MFS/VIT Investors Trust Series	MFS/VIT Research Series	MFS/VIT Total Return Series	MSVIF Emerging Markets Equity Portfolio
Investment Income
Dividends	$2,087	$7,216	$—	$10,545	$8,343	$28,346	$309
Expenses
Mortality, expense risk and administrative charges	715	2,220	9,927	3,176	3,947	4,738	365
Total expenses	715	2,220	9,927	3,176	3,947	4,738	365
Net investment income (loss)	1,372	4,996	(9,927)	7,369	4,396	23,608	(56)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	34,932	393,171	269,876	204,459	75,584	2,564
Sales of investments in Funds	(577)	15,576	63,433	9,901	5,309	4,499	(12)
Net change in unrealized appreciation
(depreciation) on investments in Funds	15,614	13,831	(202,061)	(206,700)	(112,275)	2,171	19,286
Net realized and unrealized gain (loss)	15,037	64,339	254,543	73,077	97,493	82,254	21,838

Net change in net assets
from operations	$16,409	$69,335	$244,616	$80,446	$101,889	$105,862	$21,782

See Notes to the Financial Statements.

5

Jackson VFL Variable Life Separate Account
Statements of Assets and Liabilities
December 31, 2025

	MSVIF Global Strategist Portfolio	Van Eck VIP Emerging Markets Fund	Van Eck VIP Hard Assets Fund
Assets
Investments in Funds, at fair value	$8,614	$154,662	$31,217
Total assets	8,614	154,662	31,217

Liabilities	—	—	—
Total liabilities	—	—	—
Net assets	$8,614	$154,662	$31,217
Maximum Unit Value	24.904568	17.461690	14.293943
Minimum Unit Value	N/A	N/A	N/A

Investments in Funds, shares outstanding	825	13,074	932
Investments in Funds, at cost	$7,869	$135,512	$24,651

Jackson VFL Variable Life Separate Account
Statements of Operations
For the Year Ended December 31, 2025

	MSVIF Global Strategist Portfolio	Van Eck VIP Emerging Markets Fund	Van Eck VIP Hard Assets Fund
Investment Income
Dividends	$—	$989	$678
Expenses
Mortality, expense risk and administrative charges	37	611	121
Total expenses	37	611	121
Net investment income (loss)	(37)	378	557

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	285	—	—
Sales of investments in Funds	(181)	(12,518)	140
Net change in unrealized appreciation
(depreciation) on investments in Funds	1,216	46,792	7,652
Net realized and unrealized gain (loss)	1,320	34,274	7,792

Net change in net assets
from operations	$1,283	$34,652	$8,349

See Notes to the Financial Statements.

6

Jackson VFL Variable Life Separate Account
Statements of Changes in Net Assets
December 31, 2025

	Alger Capital Appreciation Portfolio	Alger Large Cap Growth Portfolio	Alger Mid Cap Growth Portfolio	Alger Small Cap Growth Portfolio	AllianceBernstein Growth & Income Portfolio	AllianceBernstein Large Cap Growth Portfolio	Federated High Income Bond Fund II (Primary Shares)
Operations
Net investment income (loss)	$(1,740)	$(14,781)	$(6,871)	$(3,549)	$1,951	$(2,177)	$10,550
Net realized gain (loss) on investments in Funds	10,820	102,851	(36,142)	(81,248)	7,370	6,073	(1,913)
Net realized gains on distributions	58,565	395,959	—	9,655	41,231	46,487	—
Net change in unrealized appreciation
(depreciation) on investments in Funds	27,117	371,295	275,063	117,941	172	5,462	6,006
Net change in net assets
from operations	94,762	855,324	232,050	42,799	50,724	55,845	14,643

Contract transactions
Purchase payments	—	124,087	—	—	—	—	6,979
Surrenders and terminations	(28,102)	(123,651)	(145,541)	(40,271)	(95,099)	(5,672)	(4,177)
Net transfers between Investment Divisions	(6,565)	(38,441)	(2,726)	24,656	1,750	(293)	11,136
Contract owner charges	(7,337)	(94,650)	(43,286)	(29,561)	(13,656)	(10,936)	(8,414)
Net change in net assets
from contract transactions	(42,004)	(132,655)	(191,553)	(45,176)	(107,005)	(16,901)	5,524

Net change in net assets	52,758	722,669	40,497	(2,377)	(56,281)	38,944	20,167

Net assets beginning of year	319,313	2,957,394	1,548,011	836,228	578,439	464,885	191,865

Net assets end of year	$372,071	$3,680,063	$1,588,508	$833,851	$522,158	$503,829	$212,032

Contract unit transactions
Units outstanding at beginning of year	3,691	44,578	34,189	22,812	11,917	5,432	9,416
Units issued	51	1,168	649	1,596	321	16	860
Units redeemed	(485)	(2,969)	(4,656)	(2,834)	(2,432)	(208)	(617)
Units outstanding at end of year	3,257	42,777	30,182	21,574	9,806	5,240	9,659
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$61,811	$471,702	$22,722	$56,118	$61,547	$47,006	$32,062
Proceeds from sales	$46,990	$223,179	$221,146	$95,188	$125,370	$19,597	$15,988

See Notes to the Financial Statements.

7

Jackson VFL Variable Life Separate Account
Statements of Changes in Net Assets
December 31, 2025

	Federated Managed Volatility Fund II	Federated Government Money Fund II	Fidelity VIP Asset Manager 50% Portfolio	Fidelity VIP Contrafund Portfolio	Fidelity VIP Equity-Income Portfolio	Fidelity VIP Index 500 Portfolio	First Eagle Overseas Variable Fund
Operations
Net investment income (loss)	$4,376	$25,063	$3,338	$(10,114)	$22,301	$39,516	$10,193
Net realized gain (loss) on investments in Funds	2,700	—	2,966	181,322	28,943	396,161	(1,031)
Net realized gains on distributions	3,227	—	8,137	521,431	91,051	29,286	98,402
Net change in unrealized appreciation
(depreciation) on investments in Funds	2,547	—	8,436	(74,944)	129,601	436,046	131,684
Net change in net assets
from operations	12,850	25,063	22,877	617,695	271,896	901,009	239,248

Contract transactions
Purchase payments	2,985	61,585	6,635	37,816	33,927	20,921	25,580
Surrenders and terminations	(41,326)	(3,155)	(19,427)	(277,963)	(36,774)	(302,202)	(32,735)
Net transfers between Investment Divisions	(773)	9,528	49	(6,343)	847	(6,478)	(2,439)
Contract owner charges	(9,267)	(73,167)	(6,301)	(92,488)	(48,997)	(179,641)	(41,082)
Net change in net assets
from contract transactions	(48,381)	(5,209)	(19,044)	(338,978)	(50,997)	(467,400)	(50,676)

Net change in net assets	(35,531)	19,854	3,833	278,717	220,899	433,609	188,572

Net assets beginning of year	227,207	770,915	171,780	3,199,506	1,517,230	5,603,576	666,681

Net assets end of year	$191,676	$790,769	$175,613	$3,478,223	$1,738,129	$6,037,185	$855,253

Contract unit transactions
Units outstanding at beginning of year	8,958	72,099	7,114	47,816	34,401	84,758	33,198
Units issued	271	6,704	284	563	761	1,514	1,411
Units redeemed	(2,129)	(7,182)	(1,032)	(5,395)	(1,901)	(8,377)	(3,488)
Units outstanding at end of year	7,100	71,621	6,366	42,984	33,261	77,895	31,121
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$10,716	$94,591	$18,571	$538,931	$148,160	$124,837	$147,056
Proceeds from sales	$51,494	$74,737	$26,140	$366,592	$85,805	$523,435	$89,137

See Notes to the Financial Statements.

8

Jackson VFL Variable Life Separate Account
Statements of Changes in Net Assets
December 31, 2025

	Franklin Templeton Developing Markets Securities Fund	Janus Henderson Balanced Portfolio Institutional (IS)	Janus Henderson Balanced Portfolio Institutional (SS)	Janus Henderson Flex Bond Portfolio Institutional (IS)	Janus Henderson Flex Bond Portfolio Institutional (SS)	Janus Henderson Forty Portfolio Institutional (IS)	Janus Henderson Forty Portfolio Institutional (SS)
Operations
Net investment income (loss)	$47	$13,955	$390	$15,008	$2,635	$(5,430)	$(495)
Net realized gain (loss) on investments in Funds	264	18,373	1,054	(1,057)	(215)	66,297	212
Net realized gains on distributions	917	28,461	1,122	—	—	168,932	14,747
Net change in unrealized appreciation
(depreciation) on investments in Funds	19,443	59,175	2,255	6,083	1,791	(4,202)	3,377
Net change in net assets
from operations	20,671	119,964	4,821	20,034	4,211	225,597	17,841

Contract transactions
Purchase payments	645	7,094	368	29,550	1,425	—	1,559
Surrenders and terminations	(342)	(19,416)	(1,762)	(769)	—	(49,916)	—
Net transfers between Investment Divisions	(784)	91,671	39	135	74	(100,869)	—
Contract owner charges	(3,423)	(21,301)	(459)	(6,895)	(807)	(50,417)	(1,073)
Net change in net assets
from contract transactions	(3,904)	58,048	(1,814)	22,021	692	(201,202)	486

Net change in net assets	16,767	178,012	3,007	42,055	4,903	24,395	18,327

Net assets beginning of year	46,997	743,170	36,055	286,612	61,995	1,451,386	102,631

Net assets end of year	$63,764	$921,182	$39,062	$328,667	$66,898	$1,475,781	$120,958

Contract unit transactions
Units outstanding at beginning of year	3,320	21,246	1,097	21,504	4,820	18,698	1,369
Units issued	43	2,975	19	2,117	129	457	20
Units redeemed	(270)	(1,238)	(73)	(557)	(76)	(2,990)	(13)
Units outstanding at end of year	3,093	22,983	1,043	23,064	4,873	16,165	1,376
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$1,901	$143,434	$2,356	$41,319	$4,414	$180,181	$15,358
Proceeds from sales	$4,841	$42,970	$2,658	$4,290	$1,087	$217,881	$620

See Notes to the Financial Statements.

9

Jackson VFL Variable Life Separate Account
Statements of Changes in Net Assets
December 31, 2025

	Janus Henderson Global Research Portfolio Institutional (IS)	Janus Henderson Global Research Portfolio Institutional (SS)	Janus Henderson Overseas Portfolio Institutional (IS)	Janus Henderson Overseas Portfolio Institutional (SS)	Janus Henderson Research Portfolio Institutional (IS)	Janus Henderson Research Portfolio Institutional (SS)	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
Operations
Net investment income (loss)	$600	$(60)	$1,170	$376	$(5,487)	$(168)	$(739)
Net realized gain (loss) on investments in Funds	73,068	1,993	9,869	(37)	79,104	1,756	(662)
Net realized gains on distributions	40,596	4,804	—	—	96,270	2,927	20,260
Net change in unrealized appreciation
(depreciation) on investments in Funds	(33,614)	3,005	19,715	10,010	33,049	1,352	(15,834)
Net change in net assets
from operations	80,650	9,742	30,754	10,349	202,936	5,867	3,025

Contract transactions
Purchase payments	2,006	112	6,937	—	7,649	449	1,618
Surrenders and terminations	(129,995)	(1,985)	(21,803)	—	(126,461)	(2,731)	(15,494)
Net transfers between Investment Divisions	(133)	(591)	(525)	—	(1,059)	—	19,620
Contract owner charges	(11,619)	(479)	(8,009)	(286)	(36,568)	(228)	(4,526)
Net change in net assets
from contract transactions	(139,741)	(2,943)	(23,400)	(286)	(156,439)	(2,510)	1,218

Net change in net assets	(59,091)	6,799	7,354	10,063	46,497	3,357	4,243

Net assets beginning of year	460,464	51,067	125,518	37,083	1,215,582	37,218	158,149

Net assets end of year	$401,373	$57,866	$132,872	$47,146	$1,262,079	$40,575	$162,392

Contract unit transactions
Units outstanding at beginning of year	11,021	1,282	8,666	2,652	17,422	552	4,816
Units issued	236	3	436	—	224	6	671
Units redeemed	(3,276)	(74)	(1,951)	(18)	(2,298)	(47)	(623)
Units outstanding at end of year	7,981	1,211	7,151	2,634	15,348	511	4,864
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$48,894	$5,139	$7,450	$565	$104,854	$3,360	$41,244
Proceeds from sales	$147,439	$3,338	$29,680	$475	$170,510	$3,111	$20,505

See Notes to the Financial Statements.

10

Jackson VFL Variable Life Separate Account
Statements of Changes in Net Assets
December 31, 2025

	LVIP American Century Disciplined Core Value Fund	LVIP American Century Value Fund	MFS/VIT Growth Series	MFS/VIT Investors Trust Series	MFS/VIT Research Series	MFS/VIT Total Return Series	MSVIF Emerging Markets Equity Portfolio
Operations
Net investment income (loss)	$1,372	$4,996	$(9,927)	$7,369	$4,396	$23,608	$(56)
Net realized gain (loss) on investments in Funds	(577)	15,576	63,433	9,901	5,309	4,499	(12)
Net realized gains on distributions	—	34,932	393,171	269,876	204,459	75,584	2,564
Net change in unrealized appreciation
(depreciation) on investments in Funds	15,614	13,831	(202,061)	(206,700)	(112,275)	2,171	19,286
Net change in net assets
from operations	16,409	69,335	244,616	80,446	101,889	105,862	21,782

Contract transactions
Purchase payments	39	—	33,208	16,137	—	—	2,721
Surrenders and terminations	—	(69,619)	(97,834)	(12,179)	(2,854)	(11,694)	—
Net transfers between Investment Divisions	191	1,111	(3,032)	244	431	6,897	1,040
Contract owner charges	(1,610)	(15,580)	(55,168)	(23,260)	(18,780)	(33,512)	(2,146)
Net change in net assets
from contract transactions	(1,380)	(84,088)	(122,826)	(19,058)	(21,203)	(38,309)	1,615

Net change in net assets	15,029	(14,753)	121,790	61,388	80,686	67,553	23,397

Net assets beginning of year	116,883	482,817	2,180,508	638,074	845,039	1,021,007	65,447

Net assets end of year	$131,912	$468,064	$2,302,298	$699,462	$925,725	$1,088,560	$88,844

Contract unit transactions
Units outstanding at beginning of year	2,714	11,926	26,857	12,017	14,720	36,696	4,871
Units issued	5	342	555	305	204	637	302
Units redeemed	(35)	(2,252)	(2,023)	(665)	(569)	(1,975)	(179)
Units outstanding at end of year	2,684	10,016	25,389	11,657	14,355	35,358	4,994
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$2,310	$53,739	$415,931	$293,165	$225,764	$120,687	$7,090
Proceeds from sales	$2,318	$97,899	$155,513	$34,978	$38,112	$59,804	$2,967

See Notes to the Financial Statements.

11

Jackson VFL Variable Life Separate Account
Statements of Changes in Net Assets
December 31, 2025

	MSVIF Global Strategist Portfolio	Van Eck VIP Emerging Markets Fund	Van Eck VIP Hard Assets Fund
Operations
Net investment income (loss)	$(37)	$378	$557
Net realized gain (loss) on investments in Funds	(181)	(12,518)	140
Net realized gains on distributions	285	—	—
Net change in unrealized appreciation
(depreciation) on investments in Funds	1,216	46,792	7,652
Net change in net assets
from operations	1,283	34,652	8,349

Contract transactions
Purchase payments	592	17,386	1,115
Surrenders and terminations	—	(14,177)	(3)
Net transfers between Investment Divisions	12	1,214	407
Contract owner charges	(1,031)	(4,344)	(2,098)
Net change in net assets
from contract transactions	(427)	79	(579)

Net change in net assets	856	34,731	7,770

Net assets beginning of year	7,758	119,931	23,447

Net assets end of year	$8,614	$154,662	$31,217

Contract unit transactions
Units outstanding at beginning of year	365	8,884	2,229
Units issued	31	1,325	130
Units redeemed	(49)	(1,351)	(175)
Units outstanding at end of year	347	8,858	2,184
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$964	$22,940	$2,057
Proceeds from sales	$1,143	$22,483	$2,079

See Notes to the Financial Statements.

12

Jackson VFL Variable Life Separate Account
Statements of Changes in Net Assets
December 31, 2024

	Alger Capital Appreciation Portfolio	Alger Large Cap Growth Portfolio	Alger Mid Cap Growth Portfolio	Alger Small Cap Growth Portfolio	AllianceBernstein Growth & Income Portfolio	AllianceBernstein Large Cap Growth Portfolio	Federated High Income Bond Fund II (Primary Shares)
Operations
Net investment income (loss)	$(1,977)	$(11,945)	$(6,756)	$(800)	$5,247	$(2,017)	$8,901
Net realized gain (loss) on investments in Funds	59,997	57,485	(26,272)	(51,529)	16,634	6,856	(1,029)
Net realized gains on distributions	—	—	—	—	22,977	19,715	—
Net change in unrealized appreciation
(depreciation) on investments in Funds	93,829	859,117	306,716	115,790	32,878	69,040	2,451
Net change in net assets
from operations	151,849	904,657	273,688	63,461	77,736	93,594	10,323

Contract transactions
Purchase payments	4,103	63,760	—	—	—	—	7,478
Surrenders and terminations	(238,645)	(92,473)	(68,029)	(120,360)	(158,889)	(8,678)	—
Transfers between Investment Divisions	(35,452)	(16,996)	(9,181)	16,159	3,056	(2,328)	9,777
Contract owner charges	(6,986)	(86,091)	(42,769)	(31,000)	(13,970)	(10,506)	(8,596)
Net change in net assets
from contract transactions	(276,980)	(131,800)	(119,979)	(135,201)	(169,803)	(21,512)	8,659

Net change in net assets	(125,131)	772,857	153,709	(71,740)	(92,067)	72,082	18,982

Net assets beginning of year	444,444	2,184,537	1,394,302	907,968	670,506	392,803	172,883

Net assets end of year	$319,313	$2,957,394	$1,548,011	$836,228	$578,439	$464,885	$191,865

Contract unit transactions
Units outstanding at beginning of year	7,539	46,834	37,115	26,660	15,509	5,724	8,975
Units issued	68	1,304	961	1,325	388	21	893
Units redeemed	(3,916)	(3,560)	(3,887)	(5,173)	(3,980)	(313)	(452)
Units outstanding at end of year	3,691	44,578	34,189	22,812	11,917	5,432	9,416

See Notes to the Financial Statements.

13

Jackson VFL Variable Life Separate Account
Statements of Changes in Net Assets
December 31, 2024

	Federated Managed Volatility Fund II	Federated Government Money Fund II	Fidelity VIP Asset Manager 50% Portfolio	Fidelity VIP Contrafund Portfolio	Fidelity VIP Equity-Income Portfolio	Fidelity VIP Index 500 Portfolio	First Eagle Overseas Variable Fund
Operations
Net investment income (loss)	$4,586	$31,990	$3,302	$(8,127)	$19,525	$43,365	$8,095
Net realized gain (loss) on investments in Funds	(3,467)	—	1,484	140,890	43,781	164,421	(26,565)
Net realized gains on distributions	—	—	1,041	359,370	87,353	3,239	4,647
Net change in unrealized appreciation
(depreciation) on investments in Funds	29,729	—	6,606	352,983	63,000	899,020	70,403
Net change in net assets
from operations	30,848	31,990	12,433	845,116	213,659	1,110,045	56,580

Contract transactions
Purchase payments	4,383	58,458	8,951	33,041	9,651	65,655	6,421
Surrenders and terminations	(41,350)	(102,605)	(3,992)	(223,410)	(167,704)	(58,785)	(276,826)
Transfers between Investment Divisions	5,898	31,109	1,088	(23,215)	(2,383)	51,686	26,806
Contract owner charges	(8,181)	(80,475)	(6,380)	(97,482)	(50,336)	(167,694)	(36,298)
Net change in net assets
from contract transactions	(39,250)	(93,513)	(333)	(311,066)	(210,772)	(109,138)	(279,897)

Net change in net assets	(8,402)	(61,523)	12,100	534,050	2,887	1,000,907	(223,317)

Net assets beginning of year	235,609	832,438	159,680	2,665,456	1,514,344	4,602,669	889,998

Net assets end of year	$227,207	$770,915	$171,780	$3,199,506	$1,517,231	$5,603,576	$666,681

Contract unit transactions
Units outstanding at beginning of year	10,677	81,081	7,137	53,053	39,426	86,548	46,806
Units issued	448	9,516	445	918	812	2,486	2,138
Units redeemed	(2,167)	(18,498)	(468)	(6,155)	(5,837)	(4,276)	(15,746)
Units outstanding at end of year	8,958	72,099	7,114	47,816	34,401	84,758	33,198

See Notes to the Financial Statements.

14

Jackson VFL Variable Life Separate Account
Statements of Changes in Net Assets
December 31, 2024

	Franklin Templeton Developing Markets Securities Fund	Janus Henderson Balanced Portfolio Institutional (IS)	Janus Henderson Balanced Portfolio Institutional (SS)	Janus Henderson Flex Bond Portfolio Institutional (IS)	Janus Henderson Flex Bond Portfolio Institutional (SS)	Janus Henderson Forty Portfolio Institutional (IS)	Janus Henderson Forty Portfolio Institutional (SS)
Operations
Net investment income (loss)	$1,547	$11,448	$386	$12,396	$2,321	$(4,840)	$(416)
Net realized gain (loss) on investments in Funds	(13,835)	51,161	1,430	(797)	(425)	71,662	178
Net realized gains on distributions	358	—	—	—	—	76,964	5,910
Net change in unrealized appreciation
(depreciation) on investments in Funds	16,242	38,847	2,892	(7,760)	(1,199)	189,439	16,439
Net change in net assets
from operations	4,312	101,456	4,708	3,839	697	333,225	22,111

Contract transactions
Purchase payments	704	13,429	500	29,548	1,465	24,491	1,561
Surrenders and terminations	(68,810)	(110,474)	(2,751)	(519)	(1,371)	(116,233)	—
Transfers between Investment Divisions	8,276	(776)	36	679	79	(37,139)	(1)
Contract owner charges	(3,438)	(19,367)	(454)	(6,387)	(742)	(46,710)	(1,093)
Net change in net assets
from contract transactions	(63,268)	(117,188)	(2,669)	23,321	(569)	(175,591)	467

Net change in net assets	(58,956)	(15,732)	2,039	27,160	128	157,634	22,578

Net assets beginning of year	105,953	758,902	34,016	259,452	61,867	1,293,752	80,053

Net assets end of year	$46,997	$743,170	$36,055	$286,612	$61,995	$1,451,386	$102,631

Contract unit transactions
Units outstanding at beginning of year	8,024	24,930	1,182	19,758	4,866	21,312	1,362
Units issued	684	416	25	2,274	135	361	23
Units redeemed	(5,388)	(4,100)	(110)	(528)	(181)	(2,975)	(16)
Units outstanding at end of year	3,320	21,246	1,097	21,504	4,820	18,698	1,369

See Notes to the Financial Statements.

15

Jackson VFL Variable Life Separate Account
Statements of Changes in Net Assets
December 31, 2024

	Janus Henderson Global Research Portfolio Institutional (IS)	Janus Henderson Global Research Portfolio Institutional (SS)	Janus Henderson Overseas Portfolio Institutional (IS)	Janus Henderson Overseas Portfolio Institutional (SS)	Janus Henderson Research Portfolio Institutional (IS)	Janus Henderson Research Portfolio Institutional (SS)	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
Operations
Net investment income (loss)	$1,315	$32	$1,289	$325	$(4,639)	$(151)	$(857)
Net realized gain (loss) on investments in Funds	8,049	700	19,565	(102)	12,719	225	(15,294)
Net realized gains on distributions	13,738	1,582	—	—	31,076	988	6,008
Net change in unrealized appreciation
(depreciation) on investments in Funds	63,839	7,197	(10,480)	1,597	276,616	8,421	28,576
Net change in net assets
from operations	86,941	9,511	10,374	1,820	315,772	9,483	18,433

Contract transactions
Purchase payments	7,746	175	7,062	—	23,322	494	829
Surrenders and terminations	—	—	(5,078)	—	—	—	(65,404)
Transfers between Investment Divisions	(1,786)	(622)	(40,036)	(2)	(1,113)	—	(4,083)
Contract owner charges	(11,279)	(481)	(8,687)	(291)	(36,202)	(275)	(4,778)
Net change in net assets
from contract transactions	(5,319)	(928)	(46,739)	(293)	(13,993)	219	(73,436)

Net change in net assets	81,622	8,583	(36,365)	1,527	301,779	9,702	(55,003)

Net assets beginning of year	378,842	42,484	161,883	35,556	913,803	27,516	213,152

Net assets end of year	$460,464	$51,067	$125,518	$37,083	$1,215,582	$37,218	$158,149

Contract unit transactions
Units outstanding at beginning of year	11,153	1,308	11,775	2,672	17,641	549	7,167
Units issued	305	5	701	—	391	8	437
Units redeemed	(437)	(31)	(3,810)	(20)	(610)	(5)	(2,788)
Units outstanding at end of year	11,021	1,282	8,666	2,652	17,422	552	4,816

See Notes to the Financial Statements.

16

Jackson VFL Variable Life Separate Account
Statements of Changes in Net Assets
December 31, 2024

	LVIP American Century Disciplined Core Value Fund	LVIP American Century Value Fund	MFS/VIT Growth Series	MFS/VIT Investors Trust Series	MFS/VIT Research Series	MFS/VIT Total Return Series	MSVIF Emerging Markets Equity Portfolio
Operations
Net investment income (loss)	$833	$12,465	$(9,349)	$1,295	$1,193	$20,489	$463
Net realized gain (loss) on investments in Funds	(520)	19,348	59,979	14,706	3,974	3,199	(11,249)
Net realized gains on distributions	—	33,692	159,973	43,545	47,113	48,696	—
Net change in unrealized appreciation
(depreciation) on investments in Funds	12,741	(17,685)	323,211	44,405	80,231	(1,692)	19,657
Net change in net assets
from operations	13,054	47,820	533,814	103,951	132,511	70,692	8,871

Contract transactions
Purchase payments	38	—	26,836	16,857	15,578	15,518	—
Surrenders and terminations	—	(140,382)	(53,666)	(16)	(8,889)	(45,463)	(98,646)
Transfers between Investment Divisions	(55)	12,772	(23,769)	(11,939)	(1,595)	11,831	6,487
Contract owner charges	(1,622)	(15,575)	(57,436)	(25,664)	(20,120)	(32,601)	(2,113)
Net change in net assets
from contract transactions	(1,639)	(143,185)	(108,035)	(20,762)	(15,026)	(50,715)	(94,272)

Net change in net assets	11,415	(95,365)	425,779	83,189	117,485	19,977	(85,401)

Net assets beginning of year	105,468	578,182	1,754,729	554,885	727,554	1,001,030	150,848

Net assets end of year	$116,883	$482,817	$2,180,508	$638,074	$845,039	$1,021,007	$65,447

Contract unit transactions
Units outstanding at beginning of year	2,752	15,546	28,284	12,428	14,993	38,587	12,015
Units issued	1	705	653	445	346	1,057	756
Units redeemed	(39)	(4,325)	(2,080)	(856)	(619)	(2,948)	(7,900)
Units outstanding at end of year	2,714	11,926	26,857	12,017	14,720	36,696	4,871

See Notes to the Financial Statements.

17

Jackson VFL Variable Life Separate Account
Statements of Changes in Net Assets
December 31, 2024

	MSVIF Global Strategist Portfolio	Van Eck VIP Emerging Markets Fund	Van Eck VIP Hard Assets Fund
Operations
Net investment income (loss)	$(36)	$1,397	$1,449
Net realized gain (loss) on investments in Funds	(258)	(22,024)	27,007
Net realized gains on distributions	—	—	—
Net change in unrealized appreciation
(depreciation) on investments in Funds	828	24,503	(24,511)
Net change in net assets
from operations	534	3,876	3,945

Contract transactions
Purchase payments	556	5,550	1,050
Surrenders and terminations	—	(52,730)	(89,408)
Transfers between Investment Divisions	79	15,277	10,881
Contract owner charges	(1,009)	(4,483)	(1,774)
Net change in net assets
from contract transactions	(374)	(36,386)	(79,251)

Net change in net assets	160	(32,510)	(75,306)

Net assets beginning of year	7,598	152,441	98,753

Net assets end of year	$7,758	$119,931	$23,447

Contract unit transactions
Units outstanding at beginning of year	383	11,377	9,078
Units issued	35	1,527	1,150
Units redeemed	(53)	(4,020)	(7,999)
Units outstanding at end of year	365	8,884	2,229

See Notes to the Financial Statements.

18

Jackson VFL Variable Life Separate Account
Financial Highlights
December 31, 2025
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	Outstanding¥	Ratio(%)*	Value($)	Return(%)†	Expenses(%)^	Value($)	Return(%)†	Expenses(%)^
Alger Capital Appreciation Portfolio
12/31/2025	372	3,257	0.00	107.728341	31.68	0.90	115.475263	32.27	0.45
12/31/2024	319	3,691	0.00	81.813506	46.79	0.90	87.301023	47.46	0.45
12/31/2023	444	7,539	0.00	55.733412	41.85	0.90	59.201790	42.49	0.45
12/31/2022	304	7,345	0.00	39.291386	(37.09)	0.90	41.548753	(36.81)	0.45
12/31/2021	479	7,313	0.00	62.459873	18.05	0.90	65.749849	18.59	0.45
Alger Large Cap Growth Portfolio
12/31/2025	3,680	42,777	0.00	80.332269	29.10	0.90	86.109852	29.68	0.45
12/31/2024	2,957	44,578	0.00	62.225637	41.59	0.90	66.399935	42.24	0.45
12/31/2023	2,185	46,834	0.00	43.946241	31.48	0.90	46.681460	32.07	0.45
12/31/2022	1,733	49,078	0.00	33.424733	(39.21)	0.90	35.345289	(38.93)	0.45
12/31/2021	3,065	52,988	0.00	54.980470	10.84	0.90	57.876837	11.34	0.45
Alger Mid Cap Growth Portfolio
12/31/2025	1,589	30,182	0.00	52.630174	16.24	0.45	N/A	N/A	N/A
12/31/2024	1,548	34,189	0.00	45.277354	20.52	0.45	N/A	N/A	N/A
12/31/2023	1,394	37,115	0.00	35.366467	22.07	0.90	37.568256	22.62	0.45
12/31/2022	1,189	38,799	0.00	28.972757	(36.65)	0.90	30.637920	(36.36)	0.45
12/31/2021	1,917	39,823	0.00	45.733002	3.27	0.90	48.142825	3.74	0.45
Alger Small Cap Growth Portfolio
12/31/2025	834	21,574	0.00	38.649934	5.43	0.45	N/A	N/A	N/A
12/31/2024	836	22,812	0.36	36.657641	7.64	0.45	N/A	N/A	N/A
12/31/2023	908	26,660	0.00	34.055301	15.97	0.45	N/A	N/A	N/A
12/31/2022	834	28,384	0.00	29.366134	(38.29)	0.45	N/A	N/A	N/A
12/31/2021	1,381	29,018	0.00	47.589224	(6.48)	0.45	N/A	N/A	N/A
AllianceBernstein Growth & Income Portfolio
12/31/2025	522	9,806	0.81	53.246543	9.70	0.45	N/A	N/A	N/A
12/31/2024	578	11,917	1.27	48.537022	12.25	0.45	N/A	N/A	N/A
12/31/2023	671	15,509	1.28	40.705198	10.72	0.90	43.238400	11.22	0.45
12/31/2022	612	15,748	1.10	36.764338	(5.28)	0.90	38.876365	(4.85)	0.45
12/31/2021	684	16,743	0.64	38.812810	26.69	0.90	40.857389	27.26	0.45
AllianceBernstein Large Cap Growth Portfolio
12/31/2025	504	5,240	0.00	89.721581	11.84	0.90	96.173822	12.34	0.45
12/31/2024	465	5,432	0.00	80.225902	23.82	0.90	85.606924	24.39	0.45
12/31/2023	393	5,724	0.00	64.791002	33.58	0.90	68.822877	34.18	0.45
12/31/2022	316	6,172	0.00	48.504070	(29.33)	0.90	51.290554	(29.01)	0.45
12/31/2021	477	6,635	0.00	68.633271	27.49	0.90	72.248370	28.07	0.45
Federated High Income Bond Fund II (Primary Shares)
12/31/2025	212	9,659	5.79	20.557091	7.26	0.90	22.035676	7.74	0.45
12/31/2024	192	9,416	5.33	19.166485	5.31	0.90	20.452216	5.79	0.45
12/31/2023	173	8,975	5.75	18.200308	11.70	0.90	19.333048	12.21	0.45
12/31/2022	167	9,742	5.72	16.293474	(12.57)	0.90	17.229571	(12.18)	0.45
12/31/2021	247	12,639	4.86	18.636367	3.90	0.90	19.618168	4.38	0.45

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund, divided by the average net assets of the Investment Division. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. For periods less than one year, ratios have not been annualized.

†

This represents the total return for the period and reflects those expenses that result in direct reductions in the accumulation unit values. The total return is indicative of what a policyholder would have experienced assuming they had been in the division for the corresponding period. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For periods less than one year, ratios have not been annualized. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

^

The ratio of expenses is indicative of what a policyholder would have experienced assuming they had been in the division for the corresponding period. This represents the annualized contract expenses of the Investment Divisions of the Separate Account and includes only those expenses that are charged through a reduction in the accumulation unit values. Excluded are expenses of the underlying Funds and charges made directly to contract owner accounts through the redemption of units. As of December 31, 2022, all policyholders are in policy years 11+ and therefore the lower charge would apply. Expense Ratios for the years ended 12/31/2022 and after include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.

See Notes to the Financial Statements.

19

Jackson VFL Variable Life Separate Account
Financial Highlights
December 31, 2025
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	Outstanding¥	Ratio(%)*	Value($)	Return(%)†	Expenses(%)^	Value($)	Return(%)†	Expenses(%)^
Federated Managed Volatility Fund II
12/31/2025	192	7,100	2.77	25.299569	6.07	0.90	27.119347	6.55	0.45
12/31/2024	227	8,958	2.48	23.851395	14.51	0.90	25.451493	15.03	0.45
12/31/2023	236	10,677	1.83	20.829012	7.71	0.90	22.125426	8.19	0.45
12/31/2022	217	10,659	1.86	19.338682	(14.53)	0.90	20.449755	(14.14)	0.45
12/31/2021	266	11,210	1.78	22.626257	17.44	0.90	23.818249	17.98	0.45
Federated Government Money Fund II
12/31/2025	791	71,621	3.67	10.338667	2.80	0.90	11.082406	3.27	0.45
12/31/2024	771	72,099	4.58	10.057059	3.73	0.90	10.731822	4.20	0.45
12/31/2023	832	81,081	4.43	9.695644	3.58	0.90	10.299168	4.05	0.45
12/31/2022	846	85,722	1.12	9.360316	0.25	0.90	9.898148	0.70	0.45
12/31/2021	897	91,471	0.00	9.337092	(0.90)	0.90	9.829060	(0.45)	0.45
Fidelity VIP Asset Manager 50% Portfolio
12/31/2025	176	6,366	2.49	26.050267	13.95	0.90	27.924136	14.47	0.45
12/31/2024	172	7,114	2.51	22.861252	7.52	0.90	24.395044	8.01	0.45
12/31/2023	160	7,137	2.38	21.263200	11.93	0.90	22.586800	12.44	0.45
12/31/2022	145	7,269	2.09	18.996855	(15.70)	0.90	20.088387	(15.32)	0.45
12/31/2021	174	7,391	1.45	22.534882	8.93	0.90	23.722159	9.42	0.45
Fidelity VIP Contrafund Portfolio
12/31/2025	3,478	42,984	0.14	75.499112	20.39	0.90	80.928985	20.93	0.45
12/31/2024	3,200	47,816	0.19	62.713006	32.58	0.90	66.919816	33.19	0.45
12/31/2023	2,665	53,053	0.49	47.301600	32.25	0.90	50.245500	32.85	0.45
12/31/2022	2,115	55,915	0.50	35.765538	(26.98)	0.90	37.820463	(26.64)	0.45
12/31/2021	3,236	62,777	0.06	48.977288	26.68	0.90	51.557455	27.26	0.45
Fidelity VIP Equity-Income Portfolio
12/31/2025	1,738	33,261	1.84	52.256902	18.48	0.45	N/A	N/A	N/A
12/31/2024	1,517	34,401	1.71	44.104565	14.83	0.45	N/A	N/A	N/A
12/31/2023	1,514	39,426	1.96	38.410000	10.15	0.45	N/A	N/A	N/A
12/31/2022	1,437	41,211	1.90	34.870232	(5.38)	0.45	N/A	N/A	N/A
12/31/2021	1,623	44,027	1.91	0.000000	0.00	0.90	36.854821	24.33	0.45
Fidelity VIP Index 500 Portfolio
12/31/2025	6,037	77,895	1.17	72.372437	16.72	0.90	77.576986	17.25	0.45
12/31/2024	5,604	84,758	1.29	62.007003	23.77	0.90	66.166023	24.33	0.45
12/31/2023	4,603	86,548	1.47	50.099100	25.06	0.90	53.216700	25.63	0.45
12/31/2022	3,833	90,542	1.46	40.059555	(18.95)	0.90	42.360837	(18.58)	0.45
12/31/2021	5,215	100,286	1.25	49.424229	27.42	0.90	52.027614	28.00	0.45
First Eagle Overseas Variable Fund
12/31/2025	855	31,121	1.77	27.482683	36.85	0.45	N/A	N/A	N/A
12/31/2024	667	33,198	1.46	20.082667	5.62	0.45	N/A	N/A	N/A
12/31/2023	890	46,806	0.00	19.014965	9.58	0.45	N/A	N/A	N/A
12/31/2022	874	50,371	2.11	17.352213	(8.58)	0.45	N/A	N/A	N/A
12/31/2021	1,012	53,313	0.94	18.980517	3.97	0.45	N/A	N/A	N/A

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund, divided by the average net assets of the Investment Division. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. For periods less than one year, ratios have not been annualized.

†

This represents the total return for the period and reflects those expenses that result in direct reductions in the accumulation unit values. The total return is indicative of what a policyholder would have experienced assuming they had been in the division for the corresponding period. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For periods less than one year, ratios have not been annualized. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

^

The ratio of expenses is indicative of what a policyholder would have experienced assuming they had been in the division for the corresponding period. This represents the annualized contract expenses of the Investment Divisions of the Separate Account and includes only those expenses that are charged through a reduction in the accumulation unit values. Excluded are expenses of the underlying Funds and charges made directly to contract owner accounts through the redemption of units. As of December 31, 2022, all policyholders are in policy years 11+ and therefore the lower charge would apply. Expense Ratios for the years ended 12/31/2022 and after include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.

See Notes to the Financial Statements.

20

Jackson VFL Variable Life Separate Account
Financial Highlights
December 31, 2025
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	Outstanding¥	Ratio(%)*	Value($)	Return(%)†	Expenses(%)^	Value($)	Return(%)†	Expenses(%)^
Franklin Templeton Developing Markets Securities Fund
12/31/2025	64	3,093	0.54	20.606660	45.61	0.45	N/A	N/A	N/A
12/31/2024	47	3,320	2.71	14.151891	7.18	0.45	N/A	N/A	N/A
12/31/2023	106	8,024	2.07	13.203815	12.12	0.45	N/A	N/A	N/A
12/31/2022	99	8,440	2.68	11.776845	(22.33)	0.45	N/A	N/A	N/A
12/31/2021	110	7,283	0.90	15.163510	(6.16)	0.45	N/A	N/A	N/A
Janus Henderson Balanced Portfolio Institutional (IS)
12/31/2025	921	22,983	2.12	40.080059	14.59	0.45	N/A	N/A	N/A
12/31/2024	743	21,246	1.98	34.977758	14.90	0.45	N/A	N/A	N/A
12/31/2023	759	24,930	2.12	30.440692	14.90	0.45	N/A	N/A	N/A
12/31/2022	670	25,270	1.25	26.494295	(16.78)	0.45	N/A	N/A	N/A
12/31/2021	807	25,351	0.91	31.835286	16.67	0.45	N/A	N/A	N/A
Janus Henderson Balanced Portfolio Institutional (SS)
12/31/2025	39	1,043	1.71	35.978954	13.79	0.90	38.566695	14.30	0.45
12/31/2024	36	1,097	1.74	31.619158	14.11	0.90	33.740260	14.63	0.45
12/31/2023	34	1,182	1.81	27.710570	14.10	0.90	29.435198	14.62	0.45
12/31/2022	30	1,177	0.98	24.285991	(17.37)	0.90	25.681263	(16.99)	0.45
12/31/2021	36	1,181	0.71	29.390134	15.86	0.90	30.938391	16.38	0.45
Janus Henderson Flex Bond Portfolio Institutional (IS)
12/31/2025	329	23,064	5.43	14.249371	6.92	0.45	N/A	N/A	N/A
12/31/2024	287	21,504	5.09	13.327490	1.50	0.45	N/A	N/A	N/A
12/31/2023	259	19,758	4.32	13.131048	5.03	0.45	N/A	N/A	N/A
12/31/2022	242	19,333	2.51	12.502244	(14.05)	0.45	N/A	N/A	N/A
12/31/2021	274	18,850	2.04	14.545385	(1.35)	0.45	N/A	N/A	N/A
Janus Henderson Flex Bond Portfolio Institutional (SS)
12/31/2025	67	4,873	4.53	13.726950	6.74	0.45	N/A	N/A	N/A
12/31/2024	62	4,820	4.22	12.859956	1.17	0.45	N/A	N/A	N/A
12/31/2023	62	4,866	3.67	12.711681	4.82	0.45	N/A	N/A	N/A
12/31/2022	58	4,795	2.02	12.127086	(14.29)	0.45	N/A	N/A	N/A
12/31/2021	67	4,736	1.67	14.148659	(1.56)	0.90	0.000000	0.00	0.00
Janus Henderson Forty Portfolio Institutional (IS)
12/31/2025	1,476	16,165	0.07	91.292233	17.61	0.45	N/A	N/A	N/A
12/31/2024	1,451	18,698	0.11	77.622377	27.89	0.45	N/A	N/A	N/A
12/31/2023	1,294	21,312	0.20	60.696092	39.33	0.45	N/A	N/A	N/A
12/31/2022	963	22,095	0.19	43.561390	(33.85)	0.45	N/A	N/A	N/A
12/31/2021	1,641	24,922	0.00	65.853513	22.34	0.45	N/A	N/A	N/A
Janus Henderson Forty Portfolio Institutional (SS)
12/31/2025	121	1,376	0.00	87.869819	17.33	0.45	N/A	N/A	N/A
12/31/2024	103	1,369	0.01	74.890870	27.56	0.45	N/A	N/A	N/A
12/31/2023	80	1,362	0.13	58.711219	39.03	0.45	N/A	N/A	N/A
12/31/2022	57	1,352	0.05	42.230420	(34.03)	0.45	N/A	N/A	N/A
12/31/2021	86	1,340	0.00	64.010787	22.05	0.45	N/A	N/A	N/A

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund, divided by the average net assets of the Investment Division. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. For periods less than one year, ratios have not been annualized.

†

This represents the total return for the period and reflects those expenses that result in direct reductions in the accumulation unit values. The total return is indicative of what a policyholder would have experienced assuming they had been in the division for the corresponding period. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For periods less than one year, ratios have not been annualized. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

^

The ratio of expenses is indicative of what a policyholder would have experienced assuming they had been in the division for the corresponding period. This represents the annualized contract expenses of the Investment Divisions of the Separate Account and includes only those expenses that are charged through a reduction in the accumulation unit values. Excluded are expenses of the underlying Funds and charges made directly to contract owner accounts through the redemption of units. As of December 31, 2022, all policyholders are in policy years 11+ and therefore the lower charge would apply. Expense Ratios for the years ended 12/31/2022 and after include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.

See Notes to the Financial Statements.

21

Jackson VFL Variable Life Separate Account
Financial Highlights
December 31, 2025
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	Outstanding¥	Ratio(%)*	Value($)	Return(%)†	Expenses(%)^	Value($)	Return(%)†	Expenses(%)^
Janus Henderson Global Research Portfolio Institutional (IS)
12/31/2025	401	7,981	0.59	50.293490	20.37	0.45	N/A	N/A	N/A
12/31/2024	460	11,021	0.76	41.781159	23.02	0.45	N/A	N/A	N/A
12/31/2023	379	11,153	0.94	28.193369	25.64	0.90	33.961963	26.21	0.00
12/31/2022	301	11,205	1.00	22.439717	(20.14)	0.90	26.909336	(19.77)	0.45
12/31/2021	449	13,382	0.52	33.541767	17.56	0.45	N/A	N/A	N/A
Janus Henderson Global Research Portfolio Institutional (SS)
12/31/2025	58	1,211	0.42	45.141710	19.52	0.90	48.388988	20.06	0.45
12/31/2024	51	1,282	0.60	37.770621	22.15	0.90	40.304836	22.71	0.45
12/31/2023	42	1,308	0.78	30.921224	25.34	0.90	32.846085	25.90	0.45
12/31/2022	34	1,337	0.90	24.670841	(20.33)	0.90	26.088607	(19.97)	0.45
12/31/2021	43	1,321	0.37	30.967343	16.74	0.90	32.599094	17.27	0.45
Janus Henderson Overseas Portfolio Institutional (IS)
12/31/2025	133	7,151	1.41	18.583577	28.29	0.45	N/A	N/A	N/A
12/31/2024	126	8,666	1.32	14.485168	5.36	0.45	N/A	N/A	N/A
12/31/2023	162	11,775	1.52	33.869179	9.88	0.90	13.748653	10.38	0.45
12/31/2022	157	12,531	1.70	30.824176	(9.43)	0.90	12.456195	(9.02)	0.45
12/31/2021	212	15,472	1.06	13.690494	13.07	0.45	N/A	N/A	N/A
Janus Henderson Overseas Portfolio Institutional (SS)
12/31/2025	47	2,634	1.34	17.890173	28.00	0.45	N/A	N/A	N/A
12/31/2024	37	2,652	1.31	13.976648	5.10	0.45	N/A	N/A	N/A
12/31/2023	36	2,672	1.43	13.298492	10.09	0.45	N/A	N/A	N/A
12/31/2022	33	2,698	1.70	12.079906	(9.25)	0.45	N/A	N/A	N/A
12/31/2021	36	2,724	1.04	13.310548	12.27	0.90	25.049330	12.78	0.45
Janus Henderson Research Portfolio Institutional (IS)
12/31/2025	1,262	15,348	0.00	82.237042	17.85	0.45	N/A	N/A	N/A
12/31/2024	1,216	17,422	0.03	69.778227	34.70	0.45	N/A	N/A	N/A
12/31/2023	914	17,641	0.14	51.802784	42.53	0.45	N/A	N/A	N/A
12/31/2022	661	18,179	0.16	36.345662	(30.21)	0.45	N/A	N/A	N/A
12/31/2021	989	19,000	0.10	52.075177	19.79	0.45	N/A	N/A	N/A
Janus Henderson Research Portfolio Institutional (SS)
12/31/2025	41	511	0.00	79.135272	17.57	0.45	N/A	N/A	N/A
12/31/2024	37	552	0.00	67.311793	34.35	0.45	N/A	N/A	N/A
12/31/2023	28	549	0.06	50.102587	42.17	0.45	N/A	N/A	N/A
12/31/2022	19	544	0.00	35.241500	(30.38)	0.45	N/A	N/A	N/A
12/31/2021	27	539	0.02	50.618756	19.51	0.45	N/A	N/A	N/A
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
12/31/2025	162	4,864	0.00	53.991484	1.26	0.90	33.452951	1.72	0.45
12/31/2024	158	4,816	0.00	53.317290	10.11	0.90	32.885969	10.61	0.45
12/31/2023	213	7,167	0.00	48.421607	9.04	0.90	29.730680	9.53	0.45
12/31/2022	198	7,279	0.00	44.408377	(16.28)	0.90	27.143703	(15.90)	0.45
12/31/2021	240	7,418	0.05	30.658450	18.79	0.90	32.273846	19.33	0.45

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund, divided by the average net assets of the Investment Division. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. For periods less than one year, ratios have not been annualized.

†

This represents the total return for the period and reflects those expenses that result in direct reductions in the accumulation unit values. The total return is indicative of what a policyholder would have experienced assuming they had been in the division for the corresponding period. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For periods less than one year, ratios have not been annualized. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

^

The ratio of expenses is indicative of what a policyholder would have experienced assuming they had been in the division for the corresponding period. This represents the annualized contract expenses of the Investment Divisions of the Separate Account and includes only those expenses that are charged through a reduction in the accumulation unit values. Excluded are expenses of the underlying Funds and charges made directly to contract owner accounts through the redemption of units. As of December 31, 2022, all policyholders are in policy years 11+ and therefore the lower charge would apply. Expense Ratios for the years ended 12/31/2022 and after include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.

See Notes to the Financial Statements.

22

Jackson VFL Variable Life Separate Account
Financial Highlights
December 31, 2025
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	Outstanding¥	Ratio(%)*	Value($)	Return(%)†	Expenses(%)^	Value($)	Return(%)†	Expenses(%)^
LVIP American Century Disciplined Core Value Fund
12/31/2025	132	2,684	1.73	46.888358	13.82	0.90	50.260471	14.34	0.45
12/31/2024	117	2,714	1.32	41.193417	12.07	0.90	43.956551	12.58	0.45
12/31/2023	105	2,752	1.54	36.757327	7.68	0.90	39.044811	8.17	0.45
12/31/2022	99	2,793	1.71	34.136313	(13.52)	0.90	36.097294	(13.13)	0.45
12/31/2021	142	3,482	1.08	39.472802	22.54	0.90	41.552005	23.09	0.45
LVIP American Century Value Fund
12/31/2025	468	10,016	1.51	43.701897	14.98	0.90	46.845119	15.50	0.45
12/31/2024	483	11,926	2.78	38.009145	8.49	0.90	40.558882	8.99	0.45
12/31/2023	578	15,546	2.38	35.034340	8.12	0.90	37.214755	8.61	0.45
12/31/2022	548	16,009	2.07	53.522027	(0.36)	0.90	34.265132	0.09	0.45
12/31/2021	589	17,222	1.75	32.521016	23.39	0.90	34.234312	23.95	0.45
MFS/VIT Growth Series
12/31/2025	2,302	25,389	0.00	131.415263	11.19	0.90	90.690099	11.69	0.45
12/31/2024	2,181	26,857	0.00	118.194214	30.28	0.90	81.197835	30.87	0.45
12/31/2023	1,755	28,284	0.00	90.725583	34.65	0.90	62.044333	35.25	0.45
12/31/2022	1,361	29,671	0.00	67.381292	(32.25)	0.90	45.872505	(31.94)	0.45
12/31/2021	2,131	31,618	0.00	99.455251	22.42	0.90	67.402277	22.98	0.45
MFS/VIT Investors Trust Series
12/31/2025	699	11,657	1.61	56.285875	12.55	0.90	60.334124	13.06	0.45
12/31/2024	638	12,017	0.70	50.010493	18.44	0.90	53.365292	18.98	0.45
12/31/2023	555	12,428	0.73	42.223550	17.91	0.90	44.851418	18.45	0.45
12/31/2022	527	13,977	0.67	35.809487	(17.24)	0.90	37.866841	(16.86)	0.45
12/31/2021	740	16,290	0.63	43.268732	25.67	0.90	45.548154	26.24	0.45
MFS/VIT Research Series
12/31/2025	926	14,355	0.97	90.300942	11.84	0.90	64.560807	12.34	0.45
12/31/2024	845	14,720	0.61	80.744476	17.80	0.90	57.467670	18.33	0.45
12/31/2023	728	14,993	0.52	68.545473	21.32	0.90	48.563865	21.87	0.45
12/31/2022	613	15,391	0.49	56.499526	(17.95)	0.90	39.849149	(17.58)	0.45
12/31/2021	768	15,896	0.54	45.930967	23.68	0.90	48.350517	24.24	0.45
MFS/VIT Total Return Series
12/31/2025	1,089	35,358	2.72	28.740755	10.16	0.90	30.808042	10.66	0.45
12/31/2024	1,021	36,696	2.47	26.089160	6.78	0.90	27.839382	7.26	0.45
12/31/2023	1,001	38,587	2.07	24.433308	9.45	0.90	51.908056	19.89	0.45
12/31/2022	992	42,052	1.72	22.323315	(10.39)	0.90	23.605864	(9.99)	0.45
12/31/2021	1,147	43,766	1.80	24.912887	13.09	0.90	26.225362	13.60	0.45
MSVIF Emerging Markets Equity Portfolio
12/31/2025	89	4,994	0.41	16.663825	31.77	0.90	17.862787	32.37	0.45
12/31/2024	65	4,871	0.96	12.646314	6.84	0.90	13.495026	7.33	0.45
12/31/2023	151	12,015	1.64	11.836441	10.97	0.90	12.573436	11.47	0.45
12/31/2022	125	11,140	0.42	10.666472	(25.76)	0.90	11.279573	(25.42)	0.45
12/31/2021	185	12,220	0.84	14.366812	2.06	0.90	15.123985	2.52	0.45

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund, divided by the average net assets of the Investment Division. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. For periods less than one year, ratios have not been annualized.

†

This represents the total return for the period and reflects those expenses that result in direct reductions in the accumulation unit values. The total return is indicative of what a policyholder would have experienced assuming they had been in the division for the corresponding period. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For periods less than one year, ratios have not been annualized. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

^

The ratio of expenses is indicative of what a policyholder would have experienced assuming they had been in the division for the corresponding period. This represents the annualized contract expenses of the Investment Divisions of the Separate Account and includes only those expenses that are charged through a reduction in the accumulation unit values. Excluded are expenses of the underlying Funds and charges made directly to contract owner accounts through the redemption of units. As of December 31, 2022, all policyholders are in policy years 11+ and therefore the lower charge would apply. Expense Ratios for the years ended 12/31/2022 and after include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.

See Notes to the Financial Statements.

23

Jackson VFL Variable Life Separate Account
Financial Highlights
December 31, 2025
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	Outstanding¥	Ratio(%)*	Value($)	Return(%)†	Expenses(%)^	Value($)	Return(%)†	Expenses(%)^
MSVIF Global Strategist Portfolio
12/31/2025	9	347	0.00	24.904568	16.88	0.45	N/A	N/A	N/A
12/31/2024	8	365	0.00	21.308543	6.98	0.45	N/A	N/A	N/A
12/31/2023	8	383	1.66	19.917977	13.56	0.45	N/A	N/A	N/A
12/31/2022	7	419	0.00	17.539965	(17.31)	0.45	N/A	N/A	N/A
12/31/2021	45	2,108	1.69	21.212976	7.88	0.45	N/A	N/A	N/A
Van Eck VIP Emerging Markets Fund
12/31/2025	155	8,858	0.73	17.461690	29.34	0.45	N/A	N/A	N/A
12/31/2024	120	8,884	1.49	13.500672	0.75	0.45	N/A	N/A	N/A
12/31/2023	152	11,377	3.63	13.400213	9.28	0.45	N/A	N/A	N/A
12/31/2022	146	11,895	0.26	12.262308	(24.71)	0.45	N/A	N/A	N/A
12/31/2021	247	15,190	0.92	16.287657	(12.27)	0.45	N/A	N/A	N/A
Van Eck VIP Hard Assets Fund
12/31/2025	31	2,184	2.53	14.293943	35.87	0.45	N/A	N/A	N/A
12/31/2024	23	2,229	2.75	10.520503	(3.27)	0.45	N/A	N/A	N/A
12/31/2023	99	9,078	2.96	N/A	N/A	N/A	N/A	N/A	N/A
12/31/2022	126	11,114	1.64	11.331551	7.91	0.45	N/A	N/A	N/A
12/31/2021	123	11,715	0.44	10.501242	18.38	0.45	N/A	N/A	N/A

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund, divided by the average net assets of the Investment Division. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. For periods less than one year, ratios have not been annualized.

†

This represents the total return for the period and reflects those expenses that result in direct reductions in the accumulation unit values. The total return is indicative of what a policyholder would have experienced assuming they had been in the division for the corresponding period. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For periods less than one year, ratios have not been annualized. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

^

The ratio of expenses is indicative of what a policyholder would have experienced assuming they had been in the division for the corresponding period. This represents the annualized contract expenses of the Investment Divisions of the Separate Account and includes only those expenses that are charged through a reduction in the accumulation unit values. Excluded are expenses of the underlying Funds and charges made directly to contract owner accounts through the redemption of units. As of December 31, 2022, all policyholders are in policy years 11+ and therefore the lower charge would apply. Expense Ratios for the years ended 12/31/2022 and after include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.

See Notes to the Financial Statements.

24

Jackson VFL Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

NOTE 1. Organization

The Jackson VFL Variable Life Separate Account (the “Separate Account”), a unit investment trust registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 as amended (“1940 Act”), is a separate investment account of Jackson National Life Insurance Company (“Jackson”). On September 4, 2012, Jackson acquired Reassure America Life Insurance Company (“Realic”) as an indirect wholly-owned subsidiary. Following the acquisition and effective December 31, 2012, Realic merged with and into Jackson. The Separate Account was established on October 18, 1995, and began operations on February 24, 1997. The Separate Account is an Investment Company and follows accounting and reporting guidance under Financial Accounting Standards Board “FASB” Accounting Standards Codification (ASC) Topic 946 Financial Services – Investment Companies.

The Separate Account contains thirty-eight (38) Investment Divisions as of December 31, 2025. These Investment Divisions each invest in the following mutual funds (collectively, the “Funds”) in which the contract owners bear all of the investment risk. Each Fund is an open-end diversified management investment company and is managed by an investment advisor ("Investment Advisor") which is registered with the SEC. The Investment Advisors and Funds are as follows:

INVESTMENT ADVISOR:	INVESTMENT ADVISOR:	INVESTMENT ADVISOR:
Fund	Fund	Fund
FRED ALGER MANAGEMENT, INC.:	FIRST EAGLE INVESTMENT MANAGEMENT LLC:	LINCOLN FINANCIAL GROUP, INC:

Alger Capital Appreciation Portfolio	First Eagle Overseas Variable Fund	LVIP American Century Disciplined Core Value Fund
Alger Large Cap Growth Portfolio		LVIP American Century Value Fund
Alger Mid Cap Growth Portfolio	TEMPLETON ASSET MANAGEMENT, LTD.:
Alger Small Cap Growth Portfolio		MASSACHUSETTS FINANCIAL SERVICES COMPANY:
Franklin Templeton Developing Markets Securities Fund
ALLIANCEBERNSTEIN CAPITAL MANAGEMENT, L.P.:		MFS/VIT Growth Series
	JANUS CAPITAL MANAGEMENT LLC:	MFS/VIT Investors Trust Series
AllianceBernstein Growth & Income Portfolio		MFS/VIT Research Series
AllianceBernstein Large Cap Growth Portfolio	Janus Henderson Balanced Portfolio Institutional*	MFS/VIT Total Return Series
Janus Henderson Flex Bond Portfolio Institutional*
FEDERATED INVESTMENT MANAGEMENT COMPANY:	Janus Henderson Forty Portfolio Institutional*	MORGAN STANLEY MANAGEMENT:
Janus Henderson Global Research Portfolio Institutional*
Federated High Income Bond Fund II (Primary Shares)	Janus Henderson Overseas Portfolio Institutional*	MSVIF Emerging Markets Equity Portfolio
Federated Managed Volatility Fund II	Janus Henderson Research Portfolio Institutional*	MSVIF Global Strategist Portfolio
Federated Government Money Fund II

	LAZARD ASSET MANAGEMENT LLC:	VAN ECK ASSOCIATES CORPORATION:
FIDELITY MANAGEMENT & RESEARCH COMPANY:
	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Van Eck VIP Emerging Markets Fund
Fidelity VIP Asset Manager 50% Portfolio		Van Eck VIP Hard Assets Fund
Fidelity VIP Contrafund Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Index 500 Portfolio

* For the Janus Henderson Funds the Investment Divisions invests in both institutional shares (IS) and service shares (SS) of the Fund.

During the year ended December 31, 2025, the following Funds changed names:

Prior Fund Name	Current Fund Name	Reason for Change
Fidelity VIP Asset Manager Portfolio	Fidelity VIP Asset Manager 50% Portfolio	Name Convention Update

The Net assets are affected by the investment results of each fund, equity transactions by contract owners and certain contract expenses. The accompanying financial statements include only contract owners’ purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of Jackson.

25

Jackson VFL Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

As of 2002, variable life contracts are no longer offered for sale. However, the Separate Account continues to accept new purchase payments and process transactions for existing contracts, including the Life Dimensions Variable Universal Life Series (collectively the, “Contracts”). Under the terms of the Contracts, contract owners select where the net purchase payments of the Contracts are invested. The contract owner may choose to invest in either Fixed Account I, Fixed Account II (collectively, the “Fixed Accounts”) or the Separate Account, or both the Separate Account and the Fixed Accounts.

The Fixed Account I, which is part of the General Account, offers a guaranteed fixed interest rate. The Fixed Account II, which is segregated from the General Account, offers various interest rates and time periods. The Fixed Accounts have not been registered under the Securities Act of 1933 nor have the Fixed Accounts been registered as an investment company under the 1940 Act. The accompanying financial statements do not reflect amounts invested in the Fixed Accounts.

The Separate Account is a separate investment account of Jackson. Its assets legally belong to Jackson and the obligations under the contracts are the obligation of Jackson, but are clearly identified and distinguished from Jackson's other assets and liabilities. The contract assets in the Separate Account are not chargeable with liabilities arising out of any other business Jackson may conduct. The contract owner may transfer all or part of any Investment Divisions’ value to another Investment Division(s) or to the Fixed Accounts, or transfer all or part of amounts in the Fixed Accounts to any Investment Division(s) (before the maturity date, while the contract owner is still living or the contract is in force).

NOTE 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investments. The specific identification method is used in determining the cost of the shares sold on withdrawals by the Investment Divisions of the Separate Account. Investment transactions in the Funds are recorded on trade date for financial reporting purposes. Realized gain distributions and dividend income distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as gain or income to the Investment Divisions of the Separate Account on the ex-dividend date.

Federal Income Taxes. The operations of the Separate Account are taxed as part of the operations of Jackson, which is taxed as a “life insurance company” under the provisions of the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Separate Account. Therefore, no federal income tax provision is required. Taxes are generally the responsibility of the contract owner upon termination or withdrawal.

Fair Value Measurement. As of December 31, 2025, all of the Separate Account’s Investment Divisions’ investment in the corresponding Funds are valued at the daily reported net asset value (“NAV”) of the applicable underlying Funds. Investments in the underlying Funds are categorized as Level 1 within FASB ASC Topic 820 fair value hierarchy. On each valuation date, the NAV of the corresponding Funds is generally determined once each day on which the New York Stock Exchange (“NYSE”) is open, at the close of the regular trading session of the NYSE (generally, 4:00 PM Eastern Time). The characterization of the underlying securities held by the Funds in accordance with FASB ASC Topic 820 differs from the characterization of the Separate Account’s Investment Divisions’ investment in the corresponding Funds. Although there can be no assurance, in general, the fair value of the investment is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale.

NOTE 3. Charges and Deductions

Jackson deducts charges and other expenses associated with the Contracts that reduce the return of the Investment Divisions’ investments in the Contracts. These deductions are outlined below.

Contract	Monthly Contract Fee[a]	Face Amount Increase Fee[b]	Daily Expense Charge[c]	Sales Charge[d]
Dimension One	$26/month – year 1 $6/month – years 2+	$10/month for the 1 year period following the change	0.90% of assets – years 1-10 0.45% of assets – years 11+	7.5% up to sales target premium paid – years 1-10 5.5% up to sales target premium paid – years 11+ 3.5% on excess premium paid – all years
Dimension Two	None	Not Permitted	1.50% of assets – years 1-10 0.90% of assets – years 11+	None
Dimension Four	None	$10/month for the 1 year period following the change	0.90% of assets – years 1-10 0.45% of assets – years 11+	4% of all premiums

a Contract Fees are recognized as a redemption of units.

b Face Amount Increase Fees are recognized as a redemption of units.

c Rates presented are annualized and charged through a reduction of contract unit value.

d Sales charges are assessed by and payable to Jackson from the amount invested.

26

Jackson VFL Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

Jackson permits 12 transfers between and among the Investment Divisions within the Separate Account per contract year without an assessment of a fee. For each additional transfer, Jackson charges $25 at the time each such transfer is processed. The fee is deducted from the amount being transferred.

Jackson and its affiliates may receive fees from the Funds or their Investment Advisors, administrators and distributors for providing distribution, administrative or other services to the Funds.

Jackson may deduct a cost of insurance charge to compensate for the cost of providing life insurance for the contract owner. Such cost is determined based on a predetermined calculation set forth in the variable annuity contract and is charged through a redemption of units.

Contract owners may, with certain restrictions, transfer their assets between the Separate Account and a fixed dollar contract (fixed account) maintained in the accounts of Jackson. These transfers are the result of the contract owner executing fund exchanges. Fund exchanges from the Separate Account to the fixed account are included in surrenders and terminations, and fund exchanges from the fixed account to the Separate Account are included in purchase payments, as applicable, on the accompanying Statements of Changes in Net Assets.

NOTE 4. Segment Reporting

The Executive Vice President and Chief Financial Officer of Jackson is the Chief Operating Decision Maker (“CODM”) for each of the investment divisions of the Separate Accounts. Each investment division is comprised of a single reportable segment, whose assets are invested in a fund with a single investment strategy, which reflects how the CODM monitors and manages the operating results of each investment division. The CODM manages the allocation of resources in accordance with each investment division’s objective and the terms of the underlying fund’s prospectus. The financial information used by the CODM to assess the segment’s performance and to allocate resources, including total return, expense ratios, net changes in net assets from operations, is consistent with that presented within each investment division’s financial statements and financial highlights.

NOTE 5. Subsequent Events

Management has evaluated subsequent events for the Separate Account through the date the financial statements were issued and has concluded there are no events that require adjustments to the financial statements or disclosure in the Notes to Financial Statements.

27

KPMG LLP Aon Center Suite 5500 200 E. Randolph Street Chicago, IL 60601-6436 KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee. Report of Independent Registered Public Accounting Firm To the Board of Directors of Jackson National Life Insurance Company and Contract Owners of Jackson VFL Variable Life Separate Account: Opinion on the Financial Statements We have audited the accompanying statements of assets and liabilities of the Investment Divisions listed in the Appendix that comprise Jackson VFL Variable Life Separate Account (the Separate Account), as of December 31, 2025, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each Investment Division as of December 31, 2025, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles. Basis for Opinion These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2025, by correspondence with the transfer agents of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provides a reasonable basis for our opinion. /s/ KPMG LLP We have served as the auditor of one or more Jackson National Life Insurance Company’s separate accounts since 1999. Chicago, Illinois March 27, 2026

Jackson VFL Variable Life Separate Account Statements of assets and liabilities as of December 31, 2025, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended. Alger Capital Appreciation Portfolio Alger Large Cap Growth Portfolio Alger Mid Cap Growth Portfolio Alger Small Cap Growth Portfolio AllianceBernstein Growth & Income Portfolio AllianceBernstein Large Cap Growth Portfolio Federated Government Money Fund II Federated High Income Bond Fund II (Primary Shares) Federated Managed Volatility Fund II Fidelity VIP Asset Manager 50% Portfolio Fidelity VIP Contrafund Portfolio Fidelity VIP Equity-Income Portfolio Fidelity VIP Index 500 Portfolio First Eagle Overseas Variable Fund Franklin Templeton Developing Markets Securities Fund Janus Henderson Balanced Portfolio Institutional (IS) Janus Henderson Balanced Portfolio Institutional (SS) Janus Henderson Flex Bond Portfolio Institutional (IS) Janus Henderson Flex Bond Portfolio Institutional (SS) Janus Henderson Forty Portfolio Institutional (IS) Janus Henderson Forty Portfolio Institutional (SS) Janus Henderson Global Research Portfolio Institutional (IS) Janus Henderson Global Research Portfolio Institutional (SS) Janus Henderson Overseas Portfolio Institutional (IS) Janus Henderson Overseas Portfolio Institutional (SS) Janus Henderson Research Portfolio Institutional (IS) Janus Henderson Research Portfolio Institutional (SS) Lazard Retirement U.S. Small-Mid Cap Equity Portfolio LVIP American Century Disciplined Core Value Fund LVIP American Century Value Fund MFS/VIT Growth Series MFS/VIT Investors Trust Series MFS/VIT Research Series MFS/VIT Total Return Series MSVIF Emerging Markets Equity Portfolio MSVIF Global Strategist Portfolio Van Eck VIP Emerging Markets Fund Van Eck VIP Hard Assets Fund

Jackson National Life Insurance Company

Statutory Financial Statements
December 31, 2025

Jackson National Life Insurance Company

Index to Statutory Financial Statements

________________________________________________________________

Independent Auditors’ Report                        1

Statutory Statements of Admitted Assets, Liabilities,
Capital and Surplus    as of December 31, 2025 and 2024            4

Statutory Statements of Operations    for the years ended
December 31, 2025, 2024, and 2023                5

Statutory Statements of Capital and Surplus for the years
ended December 31, 2025, 2024, and 2023                6

Statutory Statements of Cash Flow    for the years
ended December 31, 2025, 2024, and 2023                7

Notes to Statutory Financial Statements                    8

Supplemental Schedule of Selected Financial Data                78

Supplemental Investment Risks Interrogatories                81

Summary Investment Schedule                        84

Reinsurance Risk Interrogatories                        85

            KPMG LLP
Suite 600
350 N. 5th Street
Minneapolis, MN 55401

Independent Auditors’ Report

The Audit and Risk Management Committee of the Board of Directors
Jackson National Life Insurance Company
Opinions
We have audited the statutory financial statements of Jackson National Life Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities, capital and surplus as of December 31, 2025 and 2024, and the related statutory statements of operations, capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2025, and the related notes to the statutory financial statements.
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying statutory financial statements present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2025 in accordance with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services described in Note 2.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the statutory financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for the three-year period ended December 31, 2025.
Basis for Opinions
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Statutory Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 2 to the statutory financial statements, the statutory financial statements are prepared by the Company using accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the statutory financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the statutory financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG
International Limited, a private English company limited by guarantee.

Responsibilities of Management for the Statutory Financial Statements
Management is responsible for the preparation and fair presentation of the statutory financial statements in accordance with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory financial statements are issued.
Auditors’ Responsibilities for the Audit of the Statutory Financial Statements
Our objectives are to obtain reasonable assurance about whether the statutory financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory financial statements.
In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the statutory financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.
Supplementary Information
Our audits were conducted for the purpose of forming an opinion on the statutory financial statements as a whole. The supplementary information included in the supplemental schedule of selected financial data, supplemental investment risks interrogatories, summary investment schedule, and reinsurance risk interrogatories is presented for purposes of additional analysis and is not a required part of the statutory financial statements but is supplementary information required by the Michigan Department of Insurance and Financial Services. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the statutory financial statements. The information has been subjected to the auditing procedures applied in the audits of the statutory financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory financial statements or to the statutory financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the statutory financial statements as a whole.
/s/ KPMG LLP

Minneapolis, Minnesota
March 20, 2026

Jackson National Life Insurance Company
Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus
(In thousands, except for share information)

	December 31,
	2025	2024
Admitted Assets
Bonds	$30,298,895	$33,162,492
Preferred stocks, at statement value (cost: 2025, $156,512; 2024, $175,020)	129,703	149,164
Common stocks - unaffiliated, at fair value (cost: 2025, $136,169; 2024, $153,315)	140,261	157,083
Common stocks - affiliated, on equity basis (cost: 2025, $723,509; 2024, $810,906)	721,897	809,139
Cash, cash equivalents, and short-term investments	3,626,373	2,018,084
Mortgage loans	8,675,742	9,329,026
Policy loans	4,220,100	4,203,690
Limited partnership and limited liability company interests	2,354,070	2,291,674
Real estate	230,509	230,926
Derivatives	198,623	(63,384)
Other invested assets	390,067	276,442
Total cash and invested assets	50,986,240	52,564,336

Investment income due and accrued	558,360	569,773
Premiums deferred and uncollected	426,760	222,836
Federal income taxes receivable	107,610	134,437
Net deferred tax asset	622,226	573,926
Amounts due from reinsurers	5,474,896	5,180,133
Receivable for derivatives	—	69,248
Admitted disallowed IMR	306,340	328,926
Guaranty funds receivable	32,502	38,076
Other admitted assets	34,277	7,808
Separate account assets	234,125,083	221,589,231
Total admitted assets	$292,674,294	$281,278,730

Liabilities, Capital and Surplus
Liabilities:
Aggregate reserves for life, accident and health and annuity contracts	$22,663,082	$24,826,824
Liability for deposit-type contracts	11,284,868	8,940,589
Policy and contract claims	699,827	706,918
Other contract liabilities	(129,070)	(12,217)
Remittances in process	176,497	152,203
Commissions payable and expense allowances on reinsurance assumed	147,832	141,398
Asset valuation reserve	727,222	655,302
Funds held under reinsurance treaties with unauthorized reinsurers	3,721,372	3,666,057
Funds held under coinsurance	13,467,875	15,697,595
General expenses and taxes due and accrued	247,827	254,516
Accrued transfers to separate accounts	(1,264,636)	(2,799,936)
Borrowed money and interest thereon	47,192	752,432
Repurchase agreements	1,001,049	1,540,396
Payable for securities lending	22,969	12,767
Other liabilities	959,580	750,624
Separate account liabilities	234,125,083	221,589,231
Total liabilities	287,898,569	276,874,699
Capital and Surplus:
Capital stock (par value $1.15 per share; 50,000 shares authorized;
12,000 shares issued and outstanding)	13,800	13,800
Surplus notes	249,926	249,871
Gross paid-in and contributed surplus	2,711,221	2,711,221
Aggregate write-ins for special surplus funds	306,340	328,926
Unassigned surplus	1,494,438	1,100,213
Total capital and surplus	4,775,725	4,404,031
Total liabilities, capital and surplus	$292,674,294	$281,278,730

See accompanying Notes to Statutory Financial Statements.

Jackson National Life Insurance Company
Statutory Statements of Operations
(In thousands)

	Years Ended December 31,
	2025	2024	2023
Income:
Premiums and annuity considerations	$20,045,040	$17,595,754	$13,227,578
Considerations for supplementary contracts with life contingencies	585	927	1,443
Net investment income	3,038,080	2,985,426	2,854,547
Amortization of interest maintenance reserve	(30,796)	(9,869)	(732,212)
Separate Accounts net gain from operations excluding unrealized gains or losses	547,199	212,426	210,502
Commissions and expense allowances on reinsurance ceded	107,256	1,332,091	54,250
Fee income	2,783,265	2,776,464	5,465,127
Other income	678,533	665,687	612,302
Total income	27,169,162	25,558,906	21,693,537
Benefits and other deductions:
Death and other benefits	38,305,437	34,218,998	24,334,421
Decrease in aggregate reserves	(2,163,741)	(424,051)	(2,528,619)
Commissions	2,298,627	2,070,512	1,752,864
General insurance expenses	813,240	839,669	767,894
Taxes, licenses and fees	55,801	47,497	40,014
Interest on funds withheld treaties	851,583	989,254	1,169,449
Change in loading and other	(540)	(277)	(1,551)
Reclassification of initial gain to surplus	80,960	1,214,820	—
Amortization of gain on reinsured business to income	(255,216)	(316,130)	(119,797)
IMR transferred on reinsurance	81,402	—	—
Net transfers from separate accounts, net of reinsurance	(14,401,994)	(14,546,666)	(6,514,054)
Total benefits and other deductions	25,665,559	24,093,626	18,900,621
Gain from operations before federal income tax expense and net
realized capital losses	1,503,603	1,465,280	2,792,916
Dividends to policyholders	6,942	7,393	8,386
Gain from operations after dividends to policyholders and before federal income taxes	1,496,661	1,457,887	2,784,530
Federal income tax expense (benefit)	(121,320)	96,185	966,356
Gain from operations before net realized capital losses	1,617,981	1,361,702	1,818,174
Net realized capital losses, less tax expense of $37,259 in 2025 and benefit of $250,732, and $545,555 in 2024 and 2023, respectively, excluding tax benefit of $15,820, $16,418, and $342,797 in 2025, 2024, and 2023, respectively, transferred to the IMR	(28,457)	(1,084,069)	(1,939,868)
Net income (loss)	$1,589,524	$277,633	$(121,694)

See accompanying Notes to Statutory Financial Statements.

Jackson National Life Insurance Company
Statutory Statements of Capital and Surplus
(In thousands)

			Surplus
	Capital	Surplus	Gross paid-in and	Special
	stock	notes	contributed	Funds	Unassigned	Total

Balances at December 31, 2022	$13,800	$249,769	$4,781,055	$—	$942,794	$5,987,418
Net loss	—	—	—	—	(121,694)	(121,694)
Change in net unrealized capital gains and losses	—	—	—	—	(652,825)	(652,825)
Change in net deferred income tax	—	—	—	—	398,028	398,028
Change in asset valuation reserve	—	—	—	—	497,303	497,303
Change in non-admitted assets	—	—	—	—	(768,985)	(768,985)
Change in liability for reinsurance in
unauthorized companies	—	—	—	—	33,126	33,126
Change in surplus in separate accounts	—	—	—	—	(210,502)	(210,502)
Surplus withdrawn from separate accounts	—	—	—	—	210,502	210,502
Surplus notes accretion	—	48	—	—	—	48
Change in surplus as a result of reinsurance	—	—	—	—	(119,797)	(119,797)
Dividends to stockholders	—	—	—	—	(450,000)	(450,000)
Change in special surplus funds	—	—	—	252,977	(252,977)	—
Paid-in surplus	—	—	(150,000)	—	—	(150,000)
Balances at December 31, 2023	13,800	249,817	4,631,055	252,977	(495,027)	4,652,622

Net income	—	—	—	—	277,633	277,633
Change in net unrealized capital gains and losses	—	—	—	—	1,241,045	1,241,045
Change in net deferred income tax	—	—	—	—	(189,128)	(189,128)
Change in asset valuation reserve	—	—	—	—	(165,633)	(165,633)
Change in non-admitted assets	—	—	—	—	442,170	442,170
Change in liability for reinsurance in
unauthorized companies	—	—	—	—	(3,588)	(3,588)
Change in surplus in separate accounts	—	—	—	—	(212,426)	(212,426)
Surplus withdrawn from separate accounts	—	—	—	—	212,426	212,426
Surplus notes accretion	—	54	—	—	—	54
Change in surplus as a result of reinsurance	—	—	—	—	898,690	898,690
Dividends to stockholders	—	—	—	—	(830,000)	(830,000)
Change in special surplus funds	—	—	—	75,949	(75,949)	—
Paid-in surplus	—	—	(1,919,834)	—	—	(1,919,834)
Balances at December 31, 2024	13,800	249,871	2,711,221	328,926	1,100,213	4,404,031

Net income	—	—	—	—	1,589,524	1,589,524
Change in net unrealized capital gains and losses	—	—	—	—	52,432	52,432
Change in net deferred income tax	—	—	—	—	(160,692)	(160,692)
Change in asset valuation reserve	—	—	—	—	(71,920)	(71,920)
Change in non-admitted assets	—	—	—	—	252,252	252,252
Change in liability for reinsurance in
unauthorized companies	—	—	—	—	(701)	(701)
Change in surplus in separate accounts	—	—	—	—	(581,656)	(581,656)
Surplus withdrawn from separate accounts	—	—	—	—	581,656	581,656
Surplus notes accretion	—	55	—	—	—	55
Change in surplus as a result of reinsurance	—	—	—	—	(174,256)	(174,256)
Dividends to stockholders	—	—	—	—	(1,115,000)	(1,115,000)
Change in special surplus funds	—	—	—	(22,586)	22,586	—
Balances at December 31, 2025	$13,800	$249,926	$2,711,221	$306,340	$1,494,438	$4,775,725
See accompanying Notes to Statutory Financial Statements.

Jackson National Life Insurance Company
Statutory Statements of Cash Flow
(In thousands)

	Years Ended December 31,
	2025	2024	2023
Cash from operations:
Operating receipts:
Premiums and annuity considerations	$19,854,093	$17,621,056	$13,259,779
Net investment income	2,440,817	2,176,417	2,489,559
Other	6,285,761	7,049,735	6,118,652
Total cash received from operations	28,580,671	26,847,208	21,867,990
Operating disbursements:
Benefit payments	38,106,212	34,137,141	24,164,287
Commissions, general expenses and taxes	3,707,349	3,385,238	2,951,813
Net transfers to separate accounts	(16,902,312)	(15,658,543)	(6,861,123)
Federal income taxes	(111,676)	(20,811)	(22,120)
Total cash disbursed from operations	24,799,573	21,843,025	20,232,857
Net cash from operations	3,781,098	5,004,183	1,635,133
Cash from investments:
Proceeds from investments sold, matured, or repaid:
Bonds	5,439,894	7,019,697	7,790,462
Stocks	71,060	327,270	239,491
Mortgage loans	1,595,267	1,789,952	2,077,633
Real estate	3,812	3,227	4,419
Limited partnerships and other invested assets	281,441	(4,656,407)	(1,555,962)
Total investment proceeds	7,391,474	4,483,739	8,556,043
Cost of investments acquired:
Bonds	5,270,121	2,906,947	2,828,856
Stocks	34,718	61,087	195,331
Mortgage loans	942,632	876,891	837,867
Real estate	1,454	3,926	2,263
Limited partnerships and other invested assets	980,419	991,756	2,352,696
Total investments acquired	7,229,344	4,840,607	6,217,013
Net (increase) decrease in policy loans	(16,459)	37,679	(18,278)
Net cash from (used in) investments	145,671	(319,189)	2,320,752
Cash from financing and miscellaneous sources:
Cash provided (applied):
Paid in surplus	—	(1,720,900)	(150,000)
Borrowed funds	(705,039)	444,961	244,961
Net deposits on deposit-type contracts	2,344,279	(421,247)	(1,143,229)
Dividends to stockholders	1,115,000	830,000	450,000
Other	(2,842,720)	(2,204,051)	(4,551,649)
Net cash used in financing and miscellaneous sources	(2,318,480)	(4,731,237)	(6,049,917)

Net change in cash, cash equivalents and short-term investments	1,608,289	(46,243)	(2,094,032)

Cash, cash equivalents and short-term investments at beginning of year	2,018,084	2,064,327	4,158,359

Cash, cash equivalents and short-term investments at end of year	$3,626,373	$2,018,084	$2,064,327

Cash flow information for non-cash transactions:
Debt and equity securities acquired from exchange transactions	$193,996	$34,639	$446,817
Debt and equity securities disposed from exchange transactions	$191,238	$27,916	$437,006
Non-cash financial assets transferred to parent	$—	$198,934	$—
Non-cash financial assets transferred to subsidiary	$2,546,244	$10,845	$8,156
Non-cash financial assets transferred to separate account	$—	$335,962	$222,116
Non-cash financial assets transferred to affiliate	$—	$419,003	$—
Non-cash financial assets transferred from separate account	$—	$251,749	$—
Bonds transferred from D-1 to BA-1	$49,814	$—	$—
Other invested assets acquired from change in SSAP No. 21	$33,187	$—	$—
Other invested assets disposed from change in SSAP No. 21	$30,473	$—	$—
See accompanying Notes to Statutory Financial Statements.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________

Note 1 - Organization

Jackson National Life Insurance Company (the “Company” or “Jackson”) is wholly owned by Brooke Life Insurance Company (“Brooke Life” or the “Parent”), which is wholly owned by Jackson Financial Inc. (“Jackson Financial”).

Jackson is licensed to sell group and individual annuity products (including immediate, fixed index, deferred fixed, variable, and registered index-linked annuities ("RILA")) and individual life insurance products in 49 states and the District of Columbia. Jackson also participates in the institutional products market through the issuance of guaranteed investment contracts (“GICs”) and funding agreements. There is no substantial doubt about the Company’s ability to continue as a going concern.

Note 2 - Summary of Significant Accounting Policies

Basis of Presentation
The accompanying financial statements have been prepared in accordance with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services (“statutory”). Certain of these statutory accounting practices vary from U.S. generally accepted accounting principles (“GAAP”), including the following:

1.The costs related to acquiring business, principally commissions, bonus interest on certain products and certain policy issue and underwriting costs, are charged to income in the year incurred and, thus, are not capitalized and amortized over the periods benefited;

2.Assets must be included in the statement of admitted assets, liabilities, capital and surplus at "admitted asset value," with "non-admitted assets" excluded through a charge to surplus;

3.Bonds are generally carried at amortized cost and, for investments carried at fair value, changes in investment valuations are recorded in surplus (under GAAP, investments are generally carried at fair value, amortized cost for mortgage loans and policy loans, with changes in valuation recorded in other comprehensive income);

4.Investments in subsidiaries or companies where Jackson has a controlling interest or is the primary beneficiary of a variable interest entity are reported as investments, but are consolidated under GAAP;

5.Liabilities for the indexed portion of RILA contracts, as well as the assets supporting those liabilities, are included in separate accounts for statutory reporting;

6.Current expected credit losses (“CECL”) on certain financial assets are not recognized herein, but are required for GAAP;

7.A net deferred tax asset (“DTA”), for the tax effect of timing differences between book and tax assets and liabilities, is only reported as an admitted asset to the extent that it is realizable within three years and represents less than 15% of capital and surplus (adjusted to exclude any net DTAs, electronic data processing (“EDP”) equipment and operating system software and any net positive goodwill), subject to limits set by Statement of Statutory Accounting Principles (“SSAP”) No. 101, with the change in net deferred tax asset or liability being recorded directly to surplus;

8.For derivative instruments carried at fair value, changes in fair value are recorded directly to surplus (under GAAP, derivative instruments are carried at fair value with changes in fair value generally recorded in income);

9.Future policy benefit reserves for life insurance are based on statutory mortality and interest requirements without the consideration of withdrawals;

10.The Commissioners’ Annuity Reserve Valuation Method (“CARVM”) expense allowance associated with statutory reserving practices for deferred variable annuities held in the separate accounts is reported in the general account as a negative liability;

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
11.Reserve credits for reinsurance ceded are netted against the reserve liability, but are reported as assets under GAAP;

12.Surplus notes issued by the Company are recorded as surplus rather than as a liability under GAAP;

13.An asset valuation reserve (“AVR”) is established by a direct charge to surplus to offset future potential credit-related investment losses;

14.Realized gains and losses, net of tax, resulting from changes in interest rates on fixed income investments are deferred in the interest maintenance reserve (“IMR”) and amortized into investment income over the approximate remaining life of the investment sold;

15.Gains or losses resulting from market value adjustments (“MVA”) on policies and contracts backed by assets that are valued at book/adjusted carrying value ("BACV") are deferred in the IMR and amortized in a manner consistent with the determination of the MVA;

16.Premiums for any contract, including annuities, under which the Company assumes mortality or morbidity risk are recognized as revenues. Under GAAP, premiums for contracts under which the Company does not assume significant mortality or morbidity risk are generally accounted for as deposits to policyholders' accounts;

17.Net after tax gains on reinsurance transactions comprised of contracts in force at the date of the transaction are excluded from net income and recorded directly to surplus, and amortized into income as earnings emerge from the business reinsured;

18.Statements of cash flow are prepared under a prescribed format, which differs from the indirect format under GAAP; and

19.There is no presentation of comprehensive income.

The effects on the financial statements of the variances between statutory accounting practices and GAAP, although not reasonably determinable, are presumed to be material and pervasive.

Certain amounts in the 2024 and 2023 statutory financial statements have been reclassified to conform to the 2025 presentation.

The Michigan Department of Insurance and Financial Services (“DIFS”) recognizes statutory accounting practices prescribed or permitted by the state of Michigan for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under Michigan Insurance Law. The DIFS has adopted the National Association of Insurance Commissioners' (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) to the extent that the accounting practices, procedures, and reporting standards are not modified by the Michigan Insurance Code. The state of Michigan has adopted certain prescribed accounting practices that differ from those defined in NAIC SAP. The commissioner of insurance also has the right to permit other specific practices that deviate from prescribed practices.

The Valuation of Life Insurance Policies Model Regulation (“Model 830”, also known as Regulation XXX), was effective for NAIC SAP in 2000. The state of Michigan did not permit Model 830 for reserve calculations until January 1, 2002. Thus, reserves for life business issued in calendar years 2000-2001 are not valued according to Model 830 and NAIC SAP, but rather, are valued under the prior method of the Standard Valuation Law, referred to as the ‘unitary’ method.

Actuarial Guideline XXXV (“Actuarial Guideline 35”) was adopted by the NAIC in December 1998. The purpose of Actuarial Guideline 35 is to interpret the standards for the valuation of statutory reserves for fixed index annuities. NAIC SAP requires application of Actuarial Guideline 35 for all fixed index annuities issued after December 31, 2000. Michigan law prescribes the valuation of fixed index annuities without consideration of Actuarial Guideline 35. As a result, and as demonstrated in the Company’s reconciliation of net income and capital and surplus between NAIC SAP and practices prescribed or permitted by the state of Michigan below, Actuarial Guideline 35 is not reflected in the Company’s accounts as of December 31, 2025 and 2024.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Reconciliation to NAIC SAP
A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed or permitted by the state of Michigan is shown below (in millions):

	Years Ended December 31,
	2025	2024	2023

Net income (loss), as stated herein	$1,589.5	$277.6	$(121.7)
Adjustments - prescribed practices:
Valuation of Life Insurance Policies Model Regulation (XXX):
Decrease in aggregate reserves for life and accident
and health policies and contracts	0.9	0.4	0.4
Actuarial Guideline 35:
Decrease/(increase) in aggregate reserves for life and
accident and health policies and contracts	33.8	(16.1)	(11.1)
Prescribed practices adjustment	34.7	(15.7)	(10.7)
Tax effect of prescribed practice differences	—	—	—
Net income (loss), NAIC SAP	$1,624.2	$261.9	$(132.4)

	December 31,
	2025	2024

Statutory Capital and Surplus, as stated herein	$4,775.7	$4,404.0
Adjustments - prescribed practices:
Aggregate reserve for life policies and contracts
Valuation of Life Insurance Policies Model Regulation (XXX):
Reserve per Michigan basis	5.2	5.8
Reserve per NAIC SAP	13.7	15.2
Model Regulation (XXX) adjustment	(8.5)	(9.4)

Actuarial Guideline 35:
Reserve per Michigan basis	675.3	567.9
Reserve per NAIC SAP	695.0	621.4
Actuarial Guideline 35 adjustment	(19.7)	(53.5)
Tax effect of prescribed practice differences	5.4	0.2
Net impact of prescribed practices	(22.8)	(62.7)
Statutory capital and surplus, NAIC SAP	$4,752.9	$4,341.3
New and Pending Accounting Pronouncements
In August 2023, the NAIC adopted revisions to SSAP No 26 – Bonds; SSAP No 43 – Loan-Backed and Structured Securities; and other SSAPs (e.g., SSAP No. 21 – Other Admitted Assets, and SSAP No., 86 – Derivatives) to incorporate the principles-based bond definition into statutory accounting guidance and amend the accounting for certain asset-backed securities and investments not classified as bonds. In December 2023, SSAP No. 2 – Cash, Cash Equivalents, Drafts and Short-Term Investments, was also revised to exclude certain securities from being reported as cash equivalents or short-term investments. In March 2024, the NAIC adopted revisions prescribing accounting guidance (measurement method) for all residual interests regardless of legal form. Collectively, these amendments are related to the NAIC Bond Project and became effective January 1, 2025. The Company adopted the amendments prospectively on January 1, 2025 and the adoption did not result in a material impact on the Company’s financial position or investment classifications. The required disclosures under the NAIC Bond Project are included in Note 3 – Fair Value of Financial Instruments and Note 4 – Investments.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
The following represents the transition impact for the principles based bond guidance included in the revisions to SSAP No. 26 (in thousands):

	BACV at 12/31/2024
	General Account	Separate Account
Securities reclassified off Schedule D-1	$49,814	$8,014

Securities reclassified off Schedule D-1 that resulted in a change in measurement basis
BACV at 12/31/24	19,105	—
BACV after transition	16,921	—
Aggregate surplus impact	(2,184)	—

Securities reclassified off Schedule DA	$—	$44,011

In August 2025, the NAIC adopted changes to the statutory reserve framework for non-variable annuities, including immediate annuities, fixed deferred annuities, and fixed indexed annuities. The new principles-based reserve framework is included in VM-22: Requirements for Principle-Based Reserves for Non-Variable Annuities (“VM-22”) within the NAIC’s Valuation Manual. The new VM-22 framework includes a three-year transition period, with an optional effective date of January 1, 2026, and a mandatory effective date of January 1, 2029, and is applied prospectively to contracts issued after the effective date. Once the new framework is applied to the valuation of reserves for a contract, it is required to be applied to all future valuations for that contract. The Company plans to adopt the new VM-22 framework for all applicable contracts no later than January 1, 2029.

Estimates
The preparation of the accompanying financial statements and notes requires the use of estimates and assumptions about future events that affect the amounts reported in the financial statements and the accompanying notes. Significant estimates or assumptions, as further discussed in the notes, include: 1) valuation of investments and derivative instruments, including fair values of securities deemed to be in an illiquid market and the determination of when an impairment is other-than-temporary; 2) assumptions used in calculating policy reserves and liabilities, including, but not limited to mortality rates, policyholder behavior, expenses, investment returns, policy crediting rates and future hedging activity; 3) assumptions as to future earnings levels being sufficient to realize deferred tax benefits and whether or not certain deferred tax assets will reverse within three years; 4) estimates related to liabilities for lawsuits and establishment of liability for state guaranty fund assessments; and 5) assumptions and estimates associated with the Company’s tax positions, including an estimate of the dividends received deduction, which impact the amount of recognized tax benefits recorded by the Company. These estimates and assumptions are based on management’s best estimates and judgments. Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors as deemed appropriate. As facts and circumstances dictate, these estimates and assumptions may be adjusted. Since future events and their effects cannot be determined with precision, actual results could differ significantly from these estimates. Changes in estimates, including those resulting from continuing changes in the economic environment, will be reflected in the financial statements in the periods the estimates are changed.

Investments
Bonds, excluding asset-backed securities, are stated at amortized cost except those with an NAIC designation of “6,” which are stated at the lower of amortized cost or fair value. Acquisition premiums and discounts are amortized into investment income through call or maturity dates using the effective interest method.

Jackson recognizes an other-than-temporary impairment ("OTTI") for non-asset-backed securities when the Company does not expect full recovery of amortized cost. These impairment losses are recognized in net realized capital losses for the full difference between fair value and amortized cost.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Asset-backed securities are stated at amortized cost except those with an NAIC designation of “6,” which are carried at the lower of amortized cost or fair value. The retrospective adjustment method is used to value asset-backed securities that are reported with NAIC designations that are of high credit quality at the time of acquisition and continues to apply this method unless the security is other-than-temporarily impaired. The prospective adjustment method is applied for all other asset-backed securities.

Investments are reduced to estimated fair value (discounted cash flows for asset-backed securities) for declines in value that are determined to be other-than-temporary. In determining whether an other-than-temporary impairment has occurred, the Company considers a security’s forecasted cash flows as well as the severity and duration of depressed fair values.

If the Company intends to sell an impaired asset-backed security or does not have the intent and ability to retain the impaired asset-backed security for a period of time sufficient to recover the amortized cost basis, an other-than-temporary impairment has occurred. In these situations, the other-than-temporary impairment loss recognized is the difference between the amortized cost basis and fair value. For asset-backed securities, the credit portion of the recognized loss is recorded to the AVR and the non-credit portion is recorded to the IMR. If the Company does not expect to recover the entire amortized cost basis when compared to the present value of cash flows expected to be collected, it cannot assert that it has the ability to recover the asset-backed security’s amortized cost basis even though it has no intent to sell and has the intent and ability to retain the asset-backed security. Therefore, an other-than-temporary impairment has occurred and a realized loss is recognized for the non-interest related decline, which is calculated as the difference between the asset-backed security’s amortized cost basis and the present value of cash flows expected to be collected. For situations where an other-than-temporary impairment is recognized, the previous amortized cost basis less the other-than-temporary impairment recognized as a realized loss becomes the new amortized cost basis of the asset-backed security. The new amortized cost basis is not adjusted for subsequent recoveries in fair value. Therefore, the prospective adjustment method is used for periods subsequent to other-than-temporary impairment loss recognition.

Unaffiliated common stocks are stated at fair value. The Company’s investments in subsidiaries are recorded based on the equity method. Insurance subsidiaries are reported at their audited statutory capital and surplus and non-insurance subsidiaries are carried at their audited equity as determined under GAAP. The Company has non-admitted $1.6 million of the unaudited equity of five subsidiaries in 2025. The Company had non-admitted $1.8 million of the unaudited equity of five subsidiaries in 2024. Included in common stocks is the Company’s 100% interest in the common stock of Jackson National Life Insurance Company of New York (“Jackson New York”). Jackson New York's financial statements are presented on the basis of accounting practices prescribed or permitted by the New York State Department of Financial Services. The State of New York has adopted certain prescribed practices that differ from those found in NAIC SAP:

•Reserves for fixed deferred annuities are valued under Continuous CARVM according to New York insurance law, rather than Curtate CARVM according to NAIC SAP.
•For variable annuity and RILA reserves, New York insurance law incorporates Valuation Manual-21 ("VM-21") but also includes an additional floor calculation. Jackson New York reserves are not valued solely under VM-21 according to NAIC SAP, but rather, are valued with the additional floor calculation according to New York insurance law.
•For payout business, New York insurance law requires an adapted version of VM-22 for purposes of defining minimum reserve standards, thus, reserves for payout business are not valued according to VM-22 as defined by the NAIC SAP, but rather, are valued per New York regulation.

The effect of the prescribed practices is a decrease to income of $11.2 million and a decrease to surplus of $29.8 million. The risk based capital of Jackson New York would not have triggered a regulatory event had it not used these prescribed practices according to New York insurance law.

Preferred stocks are stated at amortized cost, except those with an NAIC designation of “4” to “6,” which are reported at the lower of cost or fair value.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
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Limited partnership interests, including limited liability company interests, are carried at fair value. Distributions of earnings from these entities are recorded as investment income and unrealized gains and losses are credited or charged directly to surplus. Included in limited partnership interests was $82.4 million and $79.4 million at December 31, 2025 and 2024, respectively, of the Company’s 100% ownership of member interests in the following entities: Jackson National Asset Management, LLC, a registered investment advisor and transfer agent; and Jackson National Life Distributors, LLC, a registered broker-dealer. The Company has non-admitted its 100% ownership interests totaling $2.3 million at both December 31, 2025 and 2024, in PGDS (US One), LLC, which provided certain services to Jackson and certain former affiliates; and Hermitage Management, LLC, which holds and manages certain real estate related investments.

Residual tranche investments are measured under the practical expedient. With this approach, no interest or investment income is recognized until the residual tranche has a BACV of zero. An OTTI is recorded if the fair value of the residual is less than the BACV with the fair value becoming the new BACV. The OTTI is reported as a realized loss.

Capital notes and surplus notes are stated at amortized cost, except those with an NAIC designation of “3” to “6,” which are reported at the lower of cost or fair value.

Debt securities that do not qualify as bonds are carried at the lower of cost or market value. Changes in fair value are recorded as unrealized gains or losses.

The Company also acquires controlling ownership interests in companies through troubled debt restructuring arrangements. These investments are held for sale and are not operated as subsidiaries. These equity investments are carried at fair value.

Derivative instruments afforded hedge accounting treatment are accounted for in a manner consistent with the hedged items. Derivative instruments not afforded hedge accounting treatment are stated at fair value. See Note 5 for more information on derivative instruments. The Company generally does not account for derivative instruments as either fair value or cash flow hedges as might be permitted if specific hedging documentation requirements were followed.

Cash, cash equivalents, and short-term investments, are carried at amortized cost.  Cash equivalents include high quality money market instruments and bonds with maturities that are less than three months from purchase date and short-term investments include bonds with maturities that are less than twelve months from purchase date.

Mortgage loans are carried at aggregate unpaid principal balances, net of unamortized discounts and premiums, impairments and any allowance for loan losses.

On a periodic basis, Jackson assesses the mortgage loan portfolio for the need for an allowance for loan losses. In determining its allowance for loan losses, the Company evaluates each loan to determine if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The allowance includes loan specific reserves for loans that are determined to be non-performing as a result of this loan review process. The loan specific portion of the loss allowance is based on the Company’s assessment as to ultimate collectability of loan principal and interest, or other value expected in lieu of loan principal and interest. This review contemplates a variety of factors which may include, but are not limited to, current economic conditions, the physical condition of the property, the financial condition of the borrower, and the near and long-term prospects for change in these conditions. Changes in the allowance for loan losses are recorded in surplus.

Separately, Jackson also reviews individual loans in the portfolio for impairment charge-off based on an assessment of the factors identified above. Impairments deemed other-than-temporary requiring charge-off are recorded initially against the established loan loss allowance if any, and, if necessary, any additional amounts are recorded as realized losses. As deemed necessary based on cash flow expectations and other factors, Jackson may place loans on non-accrual status. In this case, all cash received is applied against the carrying value of the loan.

Policy loans are loans the Company issues to contract holders that use the cash surrender value of their life insurance policy or annuity contract as collateral. Policy loans are carried at unpaid principal balances.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
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Real estate is carried at depreciated cost, net of encumbrances. Buildings are depreciated over their estimated useful life, up to 40 years.

Realized capital gains and losses are recorded at the date of sale and are calculated on a specific cost identification basis.

Life and Annuity Reserves
Aggregate reserves for life insurance policies are based on statutory mortality and interest requirements without consideration for withdrawals. With respect to ordinary policies, the mortality assumptions range from the American Experience Table to the 1980/2017 Commissioners’ Standard Ordinary Tables with interest assumptions ranging from 1.00% to 7.00%. With respect to older industrial policies, the mortality assumptions range from the American Experience Table to the 1961 Commissioners’ Standard Industrial Table with interest assumptions ranging from 2.50% to 6.00%. As of both December 31, 2025 and 2024, 32% of the life reserves were calculated on a net level reserve basis and 68% were calculated on a modified reserve basis.

As it relates to VM-20, the Company meets the conditions for exemption under Subsection 1.G.2.b. of the Valuation Manual and filed the statement of exemption required by Subsection 1.G.1. of the Valuation Manual with the State of Michigan DIFS in a letter dated April 26, 2022. Because all conditions outlined in Subsection 1.G.1. have been met for continued use, all policies issued since 2022 are also covered by this statement of exemption and follow reserving standards mentioned above.

Reserves for variable annuity and RILA products and related guarantees are determined using Actuarial Guideline 43 and VM-21. Reserves are set equal to the stochastic reserve plus the additional standard projection amount. The stochastic reserve uses prudent estimate assumptions for items such as expenses, mortality and policyholder behavior, as well as “real world” stochastically generated equity and interest rate scenarios. The additional standard projection amount is based on assumptions prescribed by the regulation. Both the additional standard projection amount and stochastic reserve are adjusted to reflect the impact of hedge instruments owned on the valuation date, and the stochastic reserve is adjusted to reflect future assumed hedging activity.

As previously described in Note 2, Michigan law prescribes the valuation of fixed index annuities without consideration of Actuarial Guideline 35.

The majority of all other annuity reserves and GIC deposits are established with an interest rate assumption ranging from 2.25% to 8.75% and are carried at the greater of the cash surrender value or the greatest present value of the guaranteed benefits discounted at statutory valuation interest rates.

Jackson and Jackson National Life Global Funding have established a $32.0 billion aggregate Global Medium Term Note program. Jackson National Life Global Funding was formed as a statutory business trust, solely for the purpose of issuing Medium Term Note instruments to institutional investors, the proceeds of which are deposited with Jackson and secured by the issuance of funding agreements. The liability for the outstanding balances at December 31, 2025 and 2024 totaled $8.0 billion and $6.0 billion, respectively, and these liabilities are included in liability for deposit-type contracts. Issued instruments representing obligations denominated in a foreign currency have been hedged for changes in exchange rates using cross-currency swaps.

In February 2025, the Company established a Funding Agreement Backed Commercial Paper (“FABCP”) program. Under the program, commercial paper notes (“FABCP Notes”) are issued by Jackson National Life Short Term Funding, LLC (“the Issuer”), which deposits the proceeds from the sale of the FABCP Notes under a funding agreement between the Issuer and the Company. The liability for the outstanding balance at December 31, 2025 totaled $626.4 million and is included in liability for deposit-type contracts. The current maximum aggregate principal amount permitted to be outstanding at any one time under the FABCP program is $3.0 billion.

Jackson is a member of the Federal Home Loan Bank of Indianapolis (“FHLBI”) primarily for the purpose of participating in the bank’s mortgage-collateralized loan advance program with short-term and long-term funding facilities. Members are required to purchase and hold a minimum amount of FHLBI capital stock, plus additional stock based on outstanding advances. Advances are in the form of short-term or long-term notes or funding agreements issued to FHLBI and held in the general account.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
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Short-term debt is generally used for liquidity and long-term debt is used to fund qualifying construction projects. Debt is reported in borrowed money in the financial statements. Funding agreements are reported in liability for deposit-type contracts in the financial statements. The Company calculated the maximum borrowing capacity in accordance with current FHLB capital stock and limitations in the FHLB credit policy. Short-term debt and funding agreements are subject to prepayment obligations.

The following table summarizes the amount of FHLB capital stock held in aggregate and classified as follows (in thousands):

	December 31,
	2025	2024
Membership Stock - Class A	$—	$—
Membership Stock - Class B	$5,000	$5,000
Activity Stock	$79,784	$115,785
Excess Stock	$33,786	$6,583
Aggregate Total	$118,570	$127,368

Actual or estimated borrowing capacity as determined by the insurer	$2,634,869	$2,830,411

Membership Stock eligible and not eligible for redemption are as follows (in thousands):

			Eligible for Redemption
		Not Eligible	Less	6 Months	1 to Less
Membership	Current Year	For	Than	to Less Than	Than	3 to 5
Stock	Total	Redemption	6 Months	1 Year	3 Years	Years
Class A	$—	$—	$—	$—	$—	$—
Class B	$5,000	$—	$—	$—	$—	$5,000
Total Stock	$5,000	$—	$—	$—	$—	$5,000

The amount of collateral pledged to the FHLB are as follows (in thousands):

Collateral Pledged to FHLB
	Fair Value	Carrying Value	Aggregate Total Borrowing
December 31, 2025	$2,746,437	$2,850,615	$1,884,080
December 31, 2024	$4,006,833	$4,316,724	$2,684,120

Maximum Amount Pledged During Reporting Period
			Aggregate Total
	Fair Value	Carrying Value	Borrowing
Period ended December 31, 2025	$3,710,937	$3,992,826	$2,764,120
Period ended December 31, 2024	$4,006,833	$4,316,724	$2,684,120

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
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Aggregate amount of borrowings from the FHLB were as follows (in thousands):

	General Account	Funding Agreements Reserves Established
December 31, 2025
Debt
Short-term	$—	XXX
Long-term	47,105	XXX
Funding Agreements	1,836,975	$1,836,975
Aggregate Total	$1,884,080	$1,836,975

December 31, 2024
Debt
Short-term	$700,000	XXX
Long-term	52,145	XXX
Funding Agreements	1,931,975	$1,931,975
Aggregate Total	$2,684,120	$1,931,975

The maximum amount borrowed during the reporting period was as follows (in thousands):

General Account
Debt	$832,145
Funding Agreements	1,931,975
Aggregate Total	$2,764,120

Interest Maintenance Reserve
The Company is required to maintain an IMR, which is a reserve for the net, after tax, accumulated unamortized realized gains and losses on sales of fixed income investments primarily attributable to changes in interest rates. Net realized gains and losses charged or credited to the IMR are amortized into investment income over the approximate remaining life of the investment sold using the grouped method.

Gains or losses resulting from MVA on policies and contracts backed by assets that are valued at BACV are deferred in the IMR and amortized in a manner consistent with the determination of the MVA using the grouped method.

Realized gains and losses included in IMR on sales of fixed income investments subject to a funds withheld arrangement are released from the IMR and transferred to the liability for funds held under coinsurance with no impact to income.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
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The following table provides the adjusted capital and surplus as of the most recently filed statement, the amount of net negative (disallowed) IMR in aggregate and allocated between the general account, insulated separate accounts and non-insulated separate accounts, and the percentage of adjusted capital and surplus for which the admitted net negative (disallowed) IMR represents (in thousands):

(1)	Net negative (disallowed) IMR

		Total	General Account	Insulated Separate Account	Non-Insulated Separate Account
	2025	$312,236	$306,340	$—	$5,896
	2024	$344,022	$341,903	$—	$2,119

(2)	Negative (disallowed) IMR admitted
		Total	General Account	Insulated Separate Account	Non-Insulated Separate Account
	2025	$312,236	$306,340	$—	$5,896
	2024	$328,926	$328,926	$—	$—

(3)	Calculated adjusted capital and surplus	Total
		2025	2024
	Prior period general account capital & surplus from 9/30 SAP financials	$4,860,038	$4,154,150
	EDP equipment & operating system software (admitted)	5,888	3,038
	Net DTAs (admitted)	633,150	541,449
	Net negative (disallowed) IMR (admitted)	325,558	320,407
	Adjusted capital & surplus	$3,895,442	$3,289,256

(4)	Percentage of adjusted capital and surplus	Total
		2025	2024
	Percentage of total net negative (disallowed) IMR admitted in general account or recognized in separate account to adjusted capital surplus	8.0%	10.0%

The Company allocated gains and losses to IMR from derivatives that were reported at fair value prior to the termination of the derivatives. The balances in IMR from these derivatives were unamortized gains of $42.5 million and $43.9 million and unamortized losses of $257.4 million and $294.2 million at December 31, 2025 and 2024, respectively.

Fixed income investments generating IMR losses comply with the Company's documented investment or liability management policies. Any deviation was either because of a temporary and transitory timing issue or related to a specific event that mechanically made the cause of IMR losses not reflective of reinvestment activities.

IMR losses for fixed income related derivatives are all in accordance with prudent and documented risk management procedures, in accordance with the Company's derivative use plans and reflect symmetry with historical treatment in which unrealized derivative gains were reversed to IMR and amortized in lieu of being recognized as realized gains upon derivative termination. Asset sales were not compelled by liquidity pressures.

Asset Valuation Reserve
The Company is required to maintain an AVR, which is computed in accordance with a formula prescribed by the NAIC and represents a provision for potential credit-related investment losses. Changes in the AVR are recorded directly to surplus.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
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Revenue and Expense Recognition
Premiums for traditional life insurance are recognized as revenue when due. Annuity considerations are recognized as revenue when collected. Premiums for GICs and deposit-type contracts are recorded directly to policy reserves. Interest credited to deposit-type contracts is recorded as an expense in the statement of operations when earned. Payments that represent a return of policyholder balances are not recorded as expenses. To the extent such payments differ from the recorded reserve, the difference is recorded in the statement of operations as a benefit expense. Fee income is recognized as revenue when earned. Commission and expense allowances, which are commission and expense reimbursements related to reinsurance ceded to other companies, are recognized as revenue when due. The CARVM allowance represents the excess of separate account contract values over statutory separate account reserves for variable annuities and variable life and is reported in accrued transfers to separate accounts. Benefits, claims and expenses (including the change in CARVM allowance) are recognized when incurred. Commissions, general expenses, and taxes, licenses and fees, including costs of acquiring new business, are charged to operations as incurred.

Investment Income
Income due and accrued was excluded from surplus on the following basis:

Bonds - securities in default and otherwise where collection is uncertain.

Mortgage loans - loans in foreclosure deemed in default, delinquent for greater than one year or where collection of interest is uncertain.

Real estate - properties where rent is in arrears for more than three months.
Income due and accrued on investments where collection is not likely has been excluded from net investment income. For the years ended December 31, 2025, 2024, and 2023, the amounts excluded from investment income were $5.2 million, $1.1 million, and $0.9 million, respectively.

The following table provides the gross, nonadmitted and admitted amounts for interest income due and accrued (in thousands):

Interest Income Due and Accrued	Amount
Gross	$559,155
Nonadmitted	$795
Admitted	$558,360

At December 31, 2025 and 2024, the Company had $1.1 million and $363 thousand, respectively, in aggregate deferred interest.

At December 31, 2025, 2024, and 2023, the Company had $13.2 million, $17.4 million, and $10.0 million cumulative amounts of paid-in-kind interest, respectively.
Furniture and Equipment
Furniture and equipment are carried at cost less accumulated depreciation, which is charged to operations on a straight-line basis over the estimated useful lives of the related assets. Furniture and EDP equipment and software are depreciated over three to seven years. Furniture and equipment, except for certain EDP equipment and software reported in other admitted assets, is non-admitted. Depreciation expense on admitted assets totaled $2.8 million, $1.2 million, and $0.2 million for 2025, 2024, and 2023, respectively, while depreciation expense on non-admitted assets totaled $16.5 million, $14.7 million, and $14.4 million in 2025, 2024, and 2023, respectively.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
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Federal Income Taxes
Federal income taxes are charged to operations based on current taxable income. Current year federal income tax expense is based on financial reporting income or loss adjusted for certain differences, which are the result of dissimilar financial reporting and tax basis accounting methods, and the corporate alternative minimum tax ("CAMT"). A net DTA, for the tax effect of timing differences between financial reporting and the tax basis of assets and liabilities, is allowed to be reported as an admitted asset only to the extent that it is realizable within three years up to 15% of capital and surplus (adjusted to exclude any net DTAs, EDP equipment and operating system software and any net positive goodwill), with the change in net deferred tax asset or liability being recorded directly to surplus. See Note 8 - Federal Income Taxes, for additional information on these accounting policies.

Non-admitted Assets
Certain assets designated as "non-admitted assets" (principally net deferred tax assets not realizable within three years, agents' debit balances, furniture, equipment, computer software, prepaid expenses, certain other receivables, and investments in certain common stocks and limited liability corporations) have been excluded from the statutory statements of admitted assets, liabilities, capital and surplus by a direct charge to surplus.

Separate Account Assets and Liabilities
The assets and liabilities associated with variable life and variable annuity contracts, which aggregated $218.8 billion and $212.0 billion at December 31, 2025 and 2024, respectively, are segregated in insulated separate accounts. The Company receives fees for assuming mortality and certain expense risks and for providing guaranteed benefits under the variable annuity contracts. These fees are recorded as earned.

The Company previously had a group variable annuity contract designed for use in connection with and issued to the Company’s Defined Contribution Retirement Plan, which was liquidated October 1, 2025. The deposits were previously allocated to the non-guaranteed, insulated Jackson National Separate Account – II and aggregated $208.3 million at December 31, 2024.

The assets and liabilities associated with RILA are allocated to a non-insulated separate account and aggregated $15.3 billion and $9.4 billion at December 31, 2025 and 2024, respectively.

Subsequent Events
On February 11, 2026, Jackson Financial entered into a non-exclusive investment management arrangement with TPG Inc ("TPG") with a 10-year initial term with automatic 1-year renewals through year 15, subject to various termination provisions, with TPG providing Investment Grade Asset Based Finance and Direct Lending investment capabilities to complement the asset management capabilities of PPM America, Inc. ("PPM"), an affiliate of Jackson. Under the agreement, PPM will continue to manage the majority of Jackson’s investment portfolio and both Jackson and PPM will retain oversight of Jackson’s investment portfolio.

The Company has evaluated events through March 20, 2026, which is the date the financial statements were available to be issued.

Note 3 - Fair Value of Financial Instruments

Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s view of market assumptions in the absence of observable market information. Jackson utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. All financial assets and liabilities are required to be classified into one of the following categories:

Level 1    Observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date. Level 1 securities include government securities and exchange traded equity securities and derivative instruments.

Level 2    Observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Most debt securities that are priced using observable inputs and freestanding derivative instruments that are priced using models with observable market inputs are included in Level 2.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
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Level 3    Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Level 3 includes limited partnership interests and less liquid securities such as certain highly structured or lower quality asset-backed securities. Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment may be used to determine the Level 3 fair values. Level 3 fair values represent the Company’s best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In many situations, inputs used to measure the fair value of an asset or liability may fall into different levels of the fair value hierarchy. In these situations, the Company determines the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value. As a result, both observable and unobservable inputs may be used in the determination of fair values that the Company has classified within Level 3.

The Company determines the fair values of certain financial assets and liabilities based on quoted market prices, where available. The Company may also determine fair value based on estimated future cash flows discounted at the appropriate current market rate. When appropriate, fair values reflect adjustments for counterparty credit quality, the Company’s credit standing, liquidity and risk margins on unobservable inputs.

Where quoted market prices are not available, fair value estimates are made at a point in time, based on relevant market data, as well as the best information about the individual financial instrument. At times, illiquid market conditions may result in inactive markets for certain of the Company’s financial instruments. In such instances, there may be no or limited observable market data for these assets and liabilities. Fair value estimates for financial instruments deemed to be in an illiquid market are based on judgments regarding current economic conditions, liquidity discounts, currency, credit and interest rate risks, loss experience and other factors. These fair values are estimates and involve considerable uncertainty and variability as a result of the inputs selected and may differ materially from the values that would have been used had an active market existed. As a result of market inactivity, such calculated fair value estimates may not be realizable in an immediate sale or settlement of the instrument. In addition, changes in the underlying assumptions used in the fair value measurement technique could significantly affect these fair value estimates.

The following is a discussion of the methodologies used to determine the fair values of the financial instruments.

Bonds and Equity Securities
The fair values for bonds and equity securities are determined using information available from independent pricing services, broker-dealer quotes, or internally derived estimates. Priority is given to publicly available prices from independent sources, when available. Securities for which the independent pricing service does not provide a quotation are either submitted to independent broker-dealers for prices or priced internally. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, credit spreads, liquidity premiums, and/or estimated cash flows based on default and prepayment assumptions.

As a result of typical trading volumes and the lack of specific quoted market prices for most debt securities, independent pricing services will normally derive the security prices through recently reported trades for identical or similar securities, making adjustments through the reporting date based upon available market observable information as outlined above. If there are no recently reported trades, the independent pricing services and broker-dealers may use matrix or pricing model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at relevant market rates. Certain securities are priced using broker-dealer quotes, which may utilize proprietary inputs and models. Additionally, the majority of these quotes are non-binding and are classified as Level 3.

Included in the pricing of asset-backed securities are estimates of the rate of future prepayments of principal over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and prepayment assumptions believed to be relevant for the underlying collateral. Actual prepayment experience may vary from these estimates.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Internally derived estimates may be used to develop a fair value for securities for which the Company is unable to obtain either a reliable price from an independent pricing service or a suitable broker-dealer quote. These fair value estimates may incorporate Level 2 and Level 3 inputs and are generally derived using expected future cash flows, discounted at market interest rates available from market sources based on the credit quality and duration of the instrument. For securities that may not be reliably priced using these internally developed pricing models, a fair value may be estimated using indicative market prices. These prices are indicative of an exit price, but the assumptions used to establish the fair value may not be observable or corroborated by market observable information and, therefore, represent Level 3 inputs.

The Company performs a monthly analysis on the prices and credit spreads received from third parties to ensure that the prices represent a reasonable estimate of the fair value. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals. Examples of procedures performed include, but are not limited to, initial and ongoing review of third party pricing service methodologies, review of pricing statistics and trends, back testing recent trades and monitoring of trading volumes. In addition, the Company considers whether prices received from independent broker-dealers represent a reasonable estimate of fair value through the use of internal and external cash flow models, which are developed based on spreads and, when available, market indices. As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the available market data, the price received from the third party may be adjusted accordingly.

For those securities that were internally valued at December 31, 2025 and 2024, the pricing model used by the Company utilizes current spread levels of similarly rated securities to determine the market discount rate for the security. Furthermore, appropriate risk premiums for illiquidity and non-performance are incorporated in the discount rate. Cash flows, as estimated by the Company using issuer-specific default statistics and prepayment assumptions, are discounted to determine an estimated fair value.

On an ongoing basis, the Company reviews the independent pricing services’ valuation methodologies and related inputs, and evaluates the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy distribution based upon trading activity and the observability of inputs. Based on the results of this evaluation, each price is classified into Level 1, 2, or 3. Most prices provided by independent pricing services are classified into Level 2 due to their use of market observable inputs.

At December 31, 2025 and 2024, bonds valued internally, including matrix-priced securities, had a BACV of $5.3 billion and $5.5 billion, respectively, and an estimated fair value of $4.9 billion and $5.0 billion at 2025 and 2024, respectively.

Mortgage Loans
Fair values are generally determined by discounting expected future cash flows at current market interest rates, inclusive of a credit spread, for similar quality loans. For loans whose value is dependent on the underlying property, fair value is the estimated value of the collateral. Certain characteristics considered significant in determining the spread or collateral value may be based on internally developed estimates. As a result, these investments have been classified as Level 3 within the fair value hierarchy.

Mortgage loans held under the funds withheld reinsurance agreement are valued using third-party pricing services, which may use economic inputs, geographical information, and property specific assumptions in deriving the fair value price. The Company reviews the valuations from these pricing providers to ensure they are reasonable. Due to lack of observable inputs, these investments have been classified as Level 3 within the fair value hierarchy.

Policy Loans
Policy loans are funds provided to policyholders in return for a claim on the policies values and function like demand deposits which are redeemable upon repayment, death or surrender, and there is only one market price at which the transaction could be settled – the then current carrying value. The funds provided are limited to the cash surrender value of the underlying policy. The nature of policy loans is to have a negligible default risk as the loans are fully collateralized by the value of the policy. Policy loans do not have a stated maturity and the balances and accrued interest are repaid either by the policyholder or with proceeds from the policy. Due to the collateralized nature of policy loans and unpredictable timing of payments, the Company believes the carrying value of policy loans approximates fair value.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
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Derivative Instruments
Fair values for derivatives priced using valuation models incorporate inputs that are predominantly observable in the market. Inputs used to value derivatives include, but are not limited to, interest rate swap curves, credit spreads, interest rates, counterparty credit risk, equity volatility and equity index levels.

Derivative instruments classified as Level 1 include futures, which are traded on active exchanges.

Derivative instruments classified as Level 2 include interest rate swaps, cross currency swaps, cross currency total return swaps, cross currency forwards, credit default swaps, put swaptions and equity index call and put options, and bond forwards. The derivative valuations are determined by third party pricing services using pricing models with inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data.

Derivative instruments classified as Level 3 include interest rate contingent options that are valued by third-party pricing services utilizing significant unobservable inputs.

Limited Partnership Interests
Fair values for limited partnership interests are generally determined using the proportion of the Company's investment in the value of the net assets of each fund (“NAV equivalent”) as a practical expedient for fair value, and generally, are recorded on a three-month lag. No material adjustments were deemed necessary at December 31, 2025 or 2024.

The Company’s limited partnership interests are not redeemable, and distributions received are generally the result of liquidation of the underlying assets of the partnerships. The Company generally has the ability under the partnership agreements to sell its interest to another limited partner with the prior written consent of the general partner. In cases when the Company expects to sell the limited partnership interest, the estimated sales price is used to determine the fair value rather than the practical expedient. These limited partnership interests are classified as Level 2 in the fair value hierarchy.

In cases when a limited partnership’s financial statements are unavailable and a NAV equivalent is not available or practical, the fair value may be based on an internally developed model or provided by the general partner as determined using private transactions, information obtained from the primary co-investor or underlying company, or financial metrics provided by the lead sponsor. These investments are classified as Level 3 in the fair value hierarchy.

Separate Account Assets
For the insulated separate account, assets are comprised of investments in mutual funds that transact regularly, but do not trade in active markets as they are not publicly available, and are categorized as Level 2 assets. For the non-insulated separate account, assets include bonds (refer to fair value discussion above), commercial and residential mortgage loans and cash equivalents.

Reserves for Guaranteed Investment Contracts
Fair value is based on the present value of future cash flows discounted at current market interest rates.

Payable for Securities Lending
The Company’s payable for securities lending is set equal to the cash collateral received. Due to the short-term nature of the loans, carrying value is a reasonable estimate of fair value and is classified as Level 2.

Funds Held Under Reinsurance Treaties
The fair value of the funds held is equal to the fair value of the assets held as collateral, which primarily consist of policy loans, debt securities, and mortgage loans.

Repurchase Agreements
Carrying value of the Company’s repurchase agreements is considered a reasonable estimate of fair value due to their short-term maturities and are classified as Level 2.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Separate Account Liabilities
For the insulated separate account, separate account liabilities are carried at the fair value of the separate account assets, which are comprised of investments in mutual funds that transact regularly, but do not trade in active markets as they are not publicly available, and, are categorized as Level 2. For the non-insulated separate account, fair values for RILA are determined using projected future cash flows discounted at current market interest rates and are allocated between the separate and general accounts in accordance with admitted reserves.

Borrowed Money and Interest Thereon
Carrying value of the short-term borrowings is considered a reasonable estimate for fair value due to their short-term maturity. Fair value of surplus notes is based on the present value of future cash flows discounted at current market interest rates.

Fair Value Measurements at Reporting Date
The following tables provide information about the Company’s financial assets and liabilities that are carried at fair value by hierarchy levels (in thousands):

	December 31, 2025
				Net Asset
	Level 1	Level 2	Level 3	Value (NAV)	Total
Assets at fair value:
Bonds:
Issuer credit obligations	$—	$797	$716	$—	$1,513
Asset-backed securities	—	5,663	31,896	—	37,559
Preferred stock	—	129,703	—	—	129,703
Common stock	118,586	20,536	1,139	—	140,261
Subtotal	118,586	156,699	33,751	—	309,036
Limited partnership interests	—	—	11,081	2,260,617	2,271,698
Other invested assets	—	3,628	15,520	—	19,148
Derivatives	—	198,623	—	—	198,623
Separate account assets	—	218,806,543	—	—	218,806,543
Total assets at fair value	$118,586	$219,165,493	$60,352	$2,260,617	$221,605,048

	December 31, 2024
				Net Asset
	Level 1	Level 2	Level 3	Value (NAV)	Total
Assets at fair value:
Bonds:
Corporate	$—	$1,831	$947	$—	$2,778
Residential mortgage-backed securities	—	14	—	—	14
Preferred stock	—	149,141	—	—	149,141
Common stock	127,381	28,566	1,136	—	157,083
Subtotal	127,381	179,552	2,083	—	309,016
Limited partnership interests	—	—	10,147	2,212,228	2,222,375
Other invested assets	—	—	30,473	—	30,473
Derivatives	—	(63,384)	—	—	(63,384)
Separate account assets	—	212,215,798	—	—	212,215,798
Total assets at fair value	$127,381	$212,331,966	$42,703	$2,212,228	$214,714,278

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Changes in Level 3 Assets Measured at Fair Value
The following tables summarize the changes in assets measured at fair value classified in Level 3 (in thousands). Gains and losses reported in these tables may include changes in fair value that are attributable to both observable and unobservable inputs.

				Total gains		Purchases,
	Balance			and (losses)	Total gains	issuances,	Balance
	as of	Transfers	Transfers	included in	and (losses)	sales	as of
	January 1,	in	out	net	included in	and	December 31,
	2025	Level 3	Level 3	income	surplus	settlements	2025
Assets
Issuer credit obligations	$947	$—	$—	$—	$—	$(231)	$716
Asset-backed securities	—	49,000	—	—	(17,104)	—	31,896
Common stock	1,136	—	—	—	3	—	1,139
Limited partnership interests	10,147	—	—	—	934	—	11,081
Other invested assets	30,473	—	—	—	(1,090)	(13,863)	15,520
Total	$42,703	$49,000	$—	$—	$(17,257)	$(14,094)	$60,352

				Total gains		Purchases,
	Balance			and (losses)	Total gains	issuances,	Balance
	as of	Transfers	Transfers	included in	and (losses)	sales	as of
	January 1,	in	out	net	included in	and	December 31,
	2024	Level 3	Level 3	income	surplus	settlements	2024
Assets
Corporate bonds	$947	$—	$—	$—	$—	$—	$947
Common stock	1,129	—	—	—	7	—	1,136
Limited partnership interests	7,278	—	—	—	2,869	—	10,147
Other invested assets	8,398	24,554	(8,398)	—	(2,768)	8,687	30,473
Total	$17,752	$24,554	$(8,398)	$—	$108	$8,687	$42,703

The components of the amounts included in purchases, sales, issuances and settlements shown above are as follows (in thousands):

	December 31, 2025
	Purchases	Sales	Issuances	Settlements	Total
Assets
Issuer credit obligations	$716	$(947)	$—	$—	$(231)
Other invested assets	16,610	(30,473)	—	—	(13,863)
Total	$17,326	$(31,420)	$—	$—	$(14,094)

	December 31, 2024
	Purchases	Sales	Issuances	Settlements	Total
Assets
Other invested assets	$10,334	$(1,647)	$—	$—	$8,687
Total	$10,334	$(1,647)	$—	$—	$8,687

For both of the years ended December 31, 2025 and 2024, there were no invested assets transferred into Level 3 related to investments that no longer use NAV as a practical expedient for fair value.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Aggregate Fair Value of the Company’s Financial Instruments
The following tables detail the aggregate fair value of the Company’s financial instruments (in thousands):

December 31, 2025
Description	Fair Value	Admitted Value	Level 1	Level 2	Level 3	NAV
Assets at fair value:
Issuer credit obligations	$22,988,553	$25,866,319	$2,455,849	$20,239,769	$292,935	$—
Asset-backed securities	4,313,168	4,432,576	—	4,145,235	167,933	—
Preferred stock	129,703	129,703	—	129,703	—	—
Common stock	140,261	140,261	118,586	20,536	1,139	—
Mortgage loans	8,262,450	8,675,742	—	—	8,262,450	—
Cash and cash equivalents	3,622,805	3,622,374	3,622,805	—	—	—
Short-term investments	4,000	3,999	—	4,000	—	—
Policy loans	4,220,100	4,220,100	—	—	4,220,100	—
Derivatives	198,623	198,623	—	198,623	—	—
Limited partnership interests	2,271,698	2,271,698	—	—	11,081	2,260,617
Other invested assets	312,065	355,198	—	195,892	68,476	47,697
Securities lending assets	22,969	22,969	22,969	—	—	—
Separate account assets	234,333,389	234,125,083	—	234,333,389	—	—
Total assets at fair value	$280,819,784	$284,064,645	$6,220,209	$259,267,147	$13,024,114	$2,308,314

Liabilities at fair value:
Liability for deposit-type contracts	$11,313,902	$11,284,868	$—	$—	$11,313,902	$—
Payable for securities lending	22,969	22,969	—	22,969	—	—
Funds held under reinsurance treaties with unauthorized reinsurers	3,721,905	3,721,372	—	—	3,721,905	—
Funds held under coinsurance	11,639,545	13,467,875	—	—	11,639,545	—
Separate account liabilities	235,808,216	234,125,083	—	235,808,216	—	—
Repurchase agreements	1,001,049	1,001,049	—	1,001,049	—	—
Borrowed money and interest thereon	47,192	47,192	—	47,192	—	—
Total liabilities at fair value	$263,554,778	$263,670,408	$—	$236,879,426	$26,675,352	$—

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________

December 31, 2024
Description	Fair Value	Admitted Value	Level 1	Level 2	Level 3	NAV
Assets at fair value:
Bonds	$29,057,718	$33,162,492	$2,563,134	$25,657,792	$836,792	$—
Preferred stock	149,258	149,164	—	149,258	—	—
Common stock	157,083	157,083	127,381	28,566	1,136	—
Mortgage loans	8,646,717	9,329,026	—	—	8,646,717	—
Cash and cash equivalents	1,965,198	1,964,737	1,965,198	—	—	—
Short-term investments	53,365	53,347	50,193	—	3,172	—
Policy loans	4,203,690	4,203,690	—	—	4,203,690	—
Derivatives	(63,384)	(63,384)	—	(63,384)	—	—
Limited partnership interests	2,222,375	2,212,228	—	—	10,147	2,212,228
Other invested assets	181,787	234,203	—	151,314	30,473	—
Securities lending assets	12,767	12,767	12,767	—	—	—
Separate account assets	221,505,865	221,589,231	—	221,505,865	—	—
Total assets at fair value	$268,092,439	$273,004,584	$4,718,673	$247,429,411	$13,732,127	$2,212,228

Liabilities at fair value:
Liability for deposit-type contracts	$8,562,670	$8,940,589	$—	$—	$8,562,670	$—
Payable for securities lending	12,767	12,767	—	12,767	—	—
Funds held under reinsurance treaties with unauthorized reinsurers	3,665,682	3,666,057	—	—	3,665,682	—
Funds held under coinsurance	13,423,703	15,697,595	—	—	13,423,703	—
Separate account liabilities	222,079,702	221,589,231	—	222,079,702	—	—
Repurchase agreements	1,540,396	1,540,396	—	1,540,396	—	—
Borrowed money and interest thereon	752,432	752,432	—	752,432	—	—
Total liabilities at fair value	$250,037,352	$252,199,067	$—	$224,385,297	$25,652,055	$—

There were no financial instruments for which it was not practicable to estimate fair value.

Note 4 - Investments

Investments are comprised primarily of debt securities and mortgage loans. Debt securities primarily include publicly traded industrial, asset-backed, utility and government bonds. Asset-backed securities include mortgage-backed and other structured securities. The Company generates the majority of its general account deposits from interest-sensitive annuity contracts, life insurance products and GICs on which it has committed to pay a declared rate of interest. The Company’s strategy of investing in fixed-income securities aims to ensure matching of the asset yield with the amounts credited to the interest-sensitive liabilities and to earn a stable return on its investments.

With the Company’s primarily fixed-rate securities portfolio, it is exposed to interest rate risk, which is the risk that interest rates will change and cause a change in the value of its investments. Additionally, changes in interest rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company mitigates this risk by charging fees for surrenders in early policy years, by offering products that transfer this risk to the purchaser and/or by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, the Company could potentially have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Assets withheld by the Company related to funds withheld coinsurance are included on the balance sheet and within the respective footnotes; however, the economic risk of these assets is borne by the reinsurance company. In addition, the reinsurance company is required to provide additional assets should the value of assets fall below the respective liability values. The following table summarizes the types of assets held under funds withheld coinsurance arrangements (in thousands):

December 31,
2025

U.S. government obligations	$107,789
Other U.S. government obligations	20,323
Non-U.S. sovereign jurisdiction	334,077
Municipal bonds - special revenues	116,473
Project finance bonds issued by operating entities	240,353
Corporate bonds	6,401,756
Mandatory convertible bonds	716
Single entity backed obligations	467,801
Bonds issued by funds representing operating entities	702,782
Bank loans - acquired	623
Agency RMBS - guaranteed	1,563
Agency RMBS - not guaranteed	7,497
Agency CMBS - guaranteed	11,541
Non-agency CMBS	296,485
Non-agency RMBS	243,609
Non-agency CLOs/CBOs/CDOs	214,864
Other financial asset-backed securities	258,931
Other non-financial asset-backed securities - practical expedient	69,898
Other non-financial asset-backed securities - full analysis	155,574
Lease-backed securities - full analysis	19,890
Lease-backed securities - practical expedient	100,546
Debt Securities*	9,773,091
Common stocks	188
Preferred stocks	88,005
Equity securities	88,193
Limited partnerships	692,197
Other invested assets	256,824
Commercial mortgage loans	1,798,689
Residential mortgage loans	643,997
Mortgage loans	2,442,686
Policy loans	3,547,564
Cross currency swaps	9,992
Cross currency forwards	(14,166)
Derivative instruments, net	(4,174)
Cash, cash equivalents and short-term	281,401
Accrued investment income	95,250
Other assets and liabilities, net	16,215
Total funds withheld assets	$17,189,247

*Includes $109.0 million of debt securities which are included in cash, cash equivalents and short-term investments on the balance sheet to be consistent with the following debt securities table.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________

December 31,
2024
Government	$670,838
Special revenue	68,078
Industrial and miscellaneous	8,783,258
Residential mortgage-backed	115,224
Commercial mortgage-backed	288,704
Other asset-backed	1,402,266
Debt Securities*	11,328,368
Common stocks	186
Preferred stocks	125,057
Equity securities	125,243
Limited partnerships	763,249
Other invested assets	172,572
Commercial mortgage loans	2,195,170
Residential mortgage loans	888,822
Mortgage loans	3,083,992
Policy loans	3,501,298
Cross currency swaps	17,470
Cross currency forwards	27,983
Derivative instruments, net	45,453
Cash, cash equivalents and short-term	233,717
Accrued investment income	116,947
Other assets and liabilities, net	(7,187)
Total funds withheld assets	$19,363,652

*Includes $99.0 million of debt securities which are included in cash, cash equivalents and short-term investments on the balance sheet to be consistent with the following debt securities table.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Debt Securities, Common and Preferred Stock
Cost or amortized cost, gross unrealized gains and losses, estimated fair value and BACV of the Company's debt securities and unaffiliated equity investments are as follows (in thousands):

	Cost or	Gross	Gross	Estimated	Book/Adjusted
	Amortized	Unrealized	Unrealized	Fair	Carrying
December 31, 2025	Cost	Gains	Losses	Value	Value
U.S. government obligations	$4,738,369	$4,744	$772,037	$3,971,076	$4,738,369
Other U.S. government obligations	117,150	1,701	4,021	114,830	117,150
Non-U.S. sovereign jurisdiction	463,270	1,357	101,273	363,354	462,978
Municipal bonds - general obligation	85,384	—	6,098	79,286	85,384
Municipal bonds -special revenues	411,457	132	58,474	353,115	411,457
Project finance bonds issued by operating entities	995,239	10,139	95,469	909,909	999,889
Corporate bonds	18,036,787	186,606	1,859,427	16,363,966	18,008,527
Mandatory convertible bonds	731	—	15	716	716
Single entity backed obligations	1,342,869	4,471	143,027	1,204,313	1,342,913
Bonds issued by funds representing operating entities	1,213,460	6,709	75,565	1,144,604	1,215,112
Bank loans - acquired	623	—	11	612	623
Other issuer credit obligations	1,996	4	—	2,000	1,996
Total issuer credit obligations	27,407,335	215,863	3,115,417	24,507,781	27,385,114

Agency RMBS - guaranteed	35,079	224	2,236	33,067	35,079
Agency RMBS - not guaranteed	98,143	1,312	5,772	93,683	98,143
Agency CMBS - guaranteed	17,752	—	1,038	16,714	17,752
Non-agency RMBS	263,521	21,815	13,584	271,752	261,510
Non-agency CMBS	1,259,098	4,928	46,031	1,217,995	1,259,098
Non-agency CLOs/CBOs/CDOs	618,151	656	7,298	611,509	616,489
Non-agency CLOs/CBOs/CDOs - affiliated	11,652	4	33	11,623	11,652
Other financial asset-backed securities	981,669	3,283	66,397	918,555	978,778
Other non-financial asset-backed securities - practical expedient	246,873	1,437	18,566	229,744	237,801
Other non-financial asset-backed securities - full analysis	476,121	5,403	5,637	475,887	476,121
Leased-backed securities - practical expedient	175,981	353	9,514	166,820	175,981
Leased-backed securities - full analysis	264,172	2,943	1,296	265,819	264,172
Total asset-backed securities	4,448,212	42,358	177,402	4,313,168	4,432,576
Total debt securities	31,855,547	258,221	3,292,819	28,820,949	31,817,690
Common and preferred stock	292,681	4,937	27,654	269,964	269,964
Total securities	$32,148,228	$263,158	$3,320,473	$29,090,913	$32,087,654

Total debt securities are reported on the balance sheet as:

Bonds					$30,298,895
Cash, cash equivalents and short-term investments					$1,518,795
					$31,817,690

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________

	Cost or	Gross	Gross	Estimated	Book/Adjusted
	Amortized	Unrealized	Unrealized	Fair	Carrying
December 31, 2024	Cost	Gains	Losses	Value	Value
Governments	$5,919,657	$4,581	$1,098,616	$4,825,622	$5,919,027
Special revenue and special assessment	120,873	507	10,523	110,857	120,873
Industrial and miscellaneous	23,900,086	108,109	2,939,882	21,068,313	23,816,884
Residential mortgage-backed	295,454	25,967	30,205	291,216	294,853
Commercial mortgage-backed	1,326,874	2,013	87,547	1,241,340	1,326,874
Other asset-backed	2,991,972	3,399	183,839	2,811,532	2,974,664
Total debt securities	34,554,916	144,576	4,350,612	30,348,880	34,453,175
Common and preferred stock	328,335	4,828	26,822	306,341	306,247
Total securities	$34,883,251	$149,404	$4,377,434	$30,655,221	$34,759,422

Total debt securities are reported on the balance sheet as:

Bonds					$33,162,492
Cash, cash equivalents and short-term investments					$1,290,683
					$34,453,175

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
The amount of gross unrealized losses and the associated estimated fair value of debt securities and stocks (excluding wholly-owned subsidiaries) are as follows (in thousands):

	Less than 12 months		12 months or longer		Total
	Gross	Estimated	Gross	Estimated	Gross	Estimated
	Unrealized	Fair	Unrealized	Fair	Unrealized	Fair
December 31, 2025	Losses	Value	Losses	Value	Losses	Value
U.S. government obligations	$2,106	$114,571	$769,931	$2,059,723	$772,037	$2,174,294
Other U.S. government obligations	548	27,724	3,473	36,127	4,021	63,851
Non-U.S. sovereign jurisdiction	319	27,294	100,954	271,217	101,273	298,511
Municipal bonds - general obligations	—	—	6,098	79,286	6,098	79,286
Municipal bonds - special revenues	921	12,875	57,553	331,302	58,474	344,177
Project finance bonds issued by operating entities	131	22,150	95,338	604,177	95,469	626,327
Corporate bonds	7,860	544,805	1,851,567	10,405,130	1,859,427	10,949,935
Mandatory convertible bonds	15	716	—	—	15	716
Single entity backed obligations	—	—	143,027	1,052,529	143,027	1,052,529
Bonds issued by funds representing operating entities	70	22,758	75,495	750,797	75,565	773,555
Bank loans - acquired	—	—	11	612	11	612
Total issuer credit obligations	11,970	772,893	3,103,447	15,590,900	3,115,417	16,363,793
Agency RMBS - guaranteed	2	1,493	2,234	17,508	2,236	19,001
Agency RMBS - not guaranteed	—	2,015	5,772	42,869	5,772	44,884
Agency CMBS - guaranteed	—	—	1,038	16,714	1,038	16,714
Non-Agency RMBS	1,855	38,728	11,729	68,145	13,584	106,873
Non-Agency CMBS	499	107,510	45,532	639,822	46,031	747,332
Non-Agency CLOs/CBOs/CDOs	321	91,907	6,977	163,934	7,298	255,841
Non-Agency CLOs/CBOs/CDOs - affiliated	33	1,197	—	—	33	1,197
Other financial asset backed securities	846	69,201	65,551	505,502	66,397	574,703
Other non-financial asset-backed securities - practical expedient	9,107	41,173	9,459	93,900	18,566	135,073
Other non-financial asset-backed securities - full analysis	138	39,646	5,499	127,397	5,637	167,043
Lease-backed securities - practical expedient	—	—	9,514	134,465	9,514	134,465
Lease-backed securities - full analysis	206	31,193	1,090	30,756	1,296	61,949
Total asset-backed securities	13,007	424,063	164,395	1,841,012	177,402	2,265,075
Total debt securities	24,977	1,196,956	3,267,842	17,431,912	3,292,819	18,628,868
Common and preferred stock	219	17,781	27,435	106,406	27,654	124,187
Total securities	$25,196	$1,214,737	$3,295,277	$17,538,318	$3,320,473	$18,753,055

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________

	Less than 12 months		12 months or longer		Total
	Gross	Estimated	Gross	Estimated	Gross	Estimated
	Unrealized	Fair	Unrealized	Fair	Unrealized	Fair
December 31, 2024	Losses	Value	Losses	Value	Losses	Value
Governments	$14,093	$400,269	$1,084,523	$2,823,437	$1,098,616	$3,223,706
Special revenue	71	8,498	10,452	90,267	10,523	98,765
Industrial and miscellaneous	86,548	2,869,737	2,853,334	15,563,339	2,939,882	18,433,076
Residential mortgage-backed	1,067	66,157	29,138	152,375	30,205	218,532
Commercial mortgage-backed	12,040	154,259	75,507	901,187	87,547	1,055,446
Other asset-backed	5,014	349,691	178,825	1,551,827	183,839	1,901,518
Total debt securities	118,833	3,848,611	4,231,779	21,082,432	4,350,612	24,931,043
Common and preferred stock	750	20,261	26,072	128,283	26,822	148,544
Total temporarily impaired
securities	$119,583	$3,868,872	$4,257,851	$21,210,715	$4,377,434	$25,079,587

Debt securities include investments in mortgage-backed securities, which are collateralized by residential mortgage loans (“RMBS”) and are neither explicitly nor implicitly guaranteed by U.S. government agencies. The Company’s non-agency RMBS include investments in securities backed by prime, Alt-A, and subprime loans as follows (in thousands):

		Gross	Gross	Estimated	Book/Adjusted
	Amortized	Unrealized	Unrealized	Fair	Carrying
December 31, 2025	Cost	Gains	Losses	Value	Value

Prime	$237,229	$2,203	$11,766	$227,666	$236,348
Alt-A	21,210	14,955	1,797	34,368	20,080
Subprime	5,082	4,657	21	9,718	5,082
Total non-agency RMBS	$263,521	$21,815	$13,584	$271,752	$261,510

		Gross	Gross	Estimated	Book/Adjusted
	Amortized	Unrealized	Unrealized	Fair	Carrying
December 31, 2024	Cost	Gains	Losses	Value	Value

Prime	$94,843	$2,199	$13,994	$83,048	$94,554
Alt-A	28,586	18,888	1,754	45,720	28,274
Subprime	3,125	4,440	19	7,546	3,125
Total non-agency RMBS	$126,554	$25,527	$15,767	$136,314	$125,953

The Company defines its exposure to non-agency RMBS as follows. Prime asset-backed securities are collateralized by mortgage loans made to the highest rated borrowers. Alt-A asset-backed securities are collateralized by mortgage loans made to borrowers who lack credit documentation or necessary requirements to obtain prime borrower rates. Subprime asset-backed securities are collateralized by mortgage loans made to borrowers that have a FICO score of 660 or lower. 70% of the Company’s investments in Alt-A related mortgage-backed securities and 53% of the Company’s investments in subprime related mortgage-backed securities are rated investment grade by the NAIC.

Debt securities also include investments in securities, which are collateralized by commercial mortgage loans (“CMBS”). Of these investments, 99% are rated investment grade by the NAIC.

Corporate securities include direct investments in below investment grade syndicated bank loans. Unlike most corporate debentures, syndicated bank loans are collateralized by specific tangible assets of the borrowers. As such, investors in these securities that become impaired have historically experienced less severe losses than corporate bonds. At December 31, 2025, the carrying value and estimated fair value of the Company’s direct investments in bank loans are $0.6 million and $0.6 million, respectively.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
At December 31, 2025, of the total carrying value for bonds in an unrealized loss position, 99% were investment grade and 1% were below investment grade based on NAIC designation. Unrealized losses on bonds that were below investment grade comprised approximately 1% of the aggregate gross unrealized losses on debt securities.

Issuer credit obligations, excluding government securities, in an unrealized loss position were diversified across industries. As of December 31, 2025, the industries comprising the larger proportion of unrealized losses included utilities (19% of issuer credit obligations gross unrealized losses) and healthcare (13%). The largest unrealized loss related to a single corporate obligor was $54.8 million at December 31, 2025.

The amortized cost, gross unrealized gains and losses, estimated fair value and BACV of debt securities at December 31, 2025, by contractual maturity, including those debt securities reported as cash, cash equivalents, and short-term investments, are shown below (in thousands). Actual maturities may differ from contractual maturities where securities can be called or prepaid with or without early redemption penalties.

					Book/
		Gross	Gross	Estimated	Adjusted
	Amortized	Unrealized	Unrealized	Fair	Carrying
Maturity distribution	Cost	Gains	Losses	Value	Value

Due in 1 year or less	$2,602,085	$1,746	$3,261	$2,600,570	$2,602,075
Due after 1 year through 5 years	7,695,065	65,190	267,481	7,492,774	7,663,449
Due after 5 years through 10 years	4,391,199	75,552	229,582	4,237,169	4,403,083
Due after 10 years through 20 years	7,594,849	67,640	1,205,959	6,456,530	7,592,166
Due after 20 years	5,124,137	5,735	1,409,134	3,720,738	5,124,341
Asset-backed securities	4,448,212	42,358	177,402	4,313,168	4,432,576
Total debt securities	$31,855,547	$258,221	$3,292,819	$28,820,949	$31,817,690

Effective yields, which are used to calculate amortization, are adjusted periodically to reflect actual payments to date and anticipated future payments. Other than as discussed below for certain asset-backed securities, resultant adjustments to carrying values are included in investment income using the retrospective method. Prepayment assumptions for asset-backed securities were obtained from independent providers of broker-dealer estimates.

With regard to certain asset-backed securities deemed to be high-risk, meaning the Company might not recover substantially all of its recorded investment, changes in investment yields due to changes in estimated future cash flows are accounted for on a prospective basis. The BACV of securities changing from the retrospective to the prospective methodology in 2025 and 2024 was $50.6 million and $77.5 million, respectively.

Debt securities are classified into six NAIC quality categories. These categories range from Class 1 (the highest) to Class 6 (the lowest). Performing securities are designated Classes 1 - 5. Securities in or near default are designated Class 6. Securities designated as Class 3, 4, 5, and 6 are non-investment grade securities. If a designation is not currently available from the NAIC, the Company’s investment advisor provides the designation. At December 31, 2025, the Company’s investment advisor provided the designation for debt securities with carrying values and estimated fair values of $346.4 million and $317.7 million, respectively.

The NAIC approved guidance to adjust the ratings (NAIC 1 through NAIC 6) for CMBS, RMBS and certain asset-backed securities. For CMBS and RMBS, the guidance replaces nationally recognized statistical rating organizations (“NRSRO”) ratings with a two-step process based upon the book and/or carrying values of each security and prices derived from models developed by an independent third party contracted by the NAIC. For certain asset-backed securities, the guidance replaces NRSRO ratings with a two-step process based upon the book and/or carrying values of each security and prices derived from generic models. This method acknowledges that securities which have a lower comparative carrying value would have a lower risk of further loss and, therefore, a higher rating.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
The Company's debt securities by NAIC designation are as follows at December 31, 2025 (in thousands):

		Gross	Gross	Estimated	Book/Adjusted
Quality category per	Amortized	Unrealized	Unrealized	Fair	Carrying
NAIC designation	Cost	Gains	Losses	Value	Value

Class 1	$19,914,446	$144,803	$2,165,253	$17,893,996	$19,875,201
Class 2	11,495,513	109,170	1,087,809	10,516,874	11,506,001
Class 3	330,606	3,261	24,721	309,146	330,606
Class 4	31,293	692	1,917	30,068	31,293
Class 5	23,293	273	4,019	19,547	23,293
Class 6	60,396	22	9,100	51,318	51,296
Total debt securities	$31,855,547	$258,221	$3,292,819	$28,820,949	$31,817,690
The BACV and fair value of debt securities in default that were anticipated to be income producing when purchased were $17.7 million and $17.7 million at December 31, 2025, respectively, and $1.9 million and $2.1 million at December 31, 2024, respectively. The BACV and fair value of debt securities in default that were non-income producing for the 12 months preceding December 31, 2025 were $79 thousand and $91 thousand, respectively, and $1.3 million and 1.3 million at December 31, 2024, respectively.

Debt securities with a BACV of $71.9 million and $101.3 million at December 31, 2025 and 2024, respectively, were on deposit with regulatory authorities as required by law in various states in which business is conducted.

At December 31, 2025 and 2024, debt securities with a BACV of $110.2 million and $165.9 million, respectively, were held in trust pursuant to the 100% coinsurance transactions (“retro treaties”) with Swiss Reinsurance Company Ltd (“Swiss Re”) as discussed in Note 7.

At December 31, 2025 and 2024, debt securities with a BACV of $273.1 million and $235.4 million, respectively, were held pursuant to the Squire Reassurance Company II, Inc. (“Squire Re II”) reinsurance treaty as discussed in Note 7.

At December 31, 2025 and 2024, debt securities with a BACV of $1,091.8 million and $1,233.0 million, respectively, were held in trust pursuant to the Jackson New York reinsurance treaty as discussed in Note 7.

At December 31, 2025 and 2024, debt securities with a BACV of $9,258.6 million and $10,827.9 million, respectively, were held pursuant to the Athene reinsurance treaty as discussed in Note 7.

At December 31, 2025 and 2024, debt securities with a BACV of $131.2 million and $99.1 million, respectively, were held pursuant to the Brooke Re reinsurance treaty for certain guaranteed benefits under variable annuity contracts as discussed in Note 7.

Other-Than-Temporary Impairment
The Company periodically reviews its debt securities and equities on a case-by-case basis to determine if any decline in fair value to below cost or amortized cost is other-than-temporary. Factors considered in determining whether a decline is other-than-temporary include the length of time a security has been in an unrealized loss position, the severity of the unrealized loss and the reasons for the decline in value and expectations for the amount and timing of a recovery in fair value, and the Company’s intent and ability not to sell a security prior to a recovery in fair value. If it is determined that a decline in fair value of an investment is temporary, an impairment loss is not recorded. If the decline is considered to be other-than-temporary, a realized loss is recorded in the statement of operations. The AVR is also charged for the realized loss, with an offsetting credit to surplus.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Securities the Company determines are underperforming or potential problem securities are subject to regular review. To facilitate the review, securities with significant declines in value, or where other objective criteria evidencing credit deterioration have been met, are included on a watch list. Among the criteria for securities to be included on a watch list are: credit deterioration that has led to a significant decline in fair value of the security; a significant covenant related to the security has been breached; or an issuer has filed or indicated a possibility of filing for bankruptcy, has missed or announced it intends to miss a scheduled interest or principal payment, or has experienced a specific material adverse change that may impair its creditworthiness.

In performing these reviews, the Company considers the relevant facts and circumstances relating to each investment and exercises considerable judgment in determining whether a security is other-than-temporarily impaired. Assessment factors include judgments about an obligor’s current and projected financial position, an issuer’s current and projected ability to service and repay its debt obligations, the existence of, and realizable value of, any collateral backing the obligations and the macro-economic and micro-economic outlooks for specific industries and issuers. This assessment may also involve assumptions regarding underlying collateral such as prepayment rates, default and recovery rates, and third-party servicing capabilities.

Among the specific factors considered are whether the decline in fair value results from a change in the credit quality of the security itself, or from a downward movement in the market as a whole, and the likelihood of recovering the carrying value based on the near-term prospects of the issuer. Unrealized losses that are considered to be primarily the result of market conditions (e.g., changes in interest rates, temporary market illiquidity or volatility, or industry-related events) and where the Company also believes there exists a reasonable expectation for recovery in the near term are usually determined to be temporary. To the extent that factors contributing to impairment losses recognized affect other investments, such investments are also reviewed for other-than-temporary impairment and losses are recorded when appropriate.

In addition to the review procedures described above, investments in asset-backed securities where market prices are depressed are subject to a review of their future estimated cash flows, including expected and stress case scenarios, to identify potential shortfalls in contractual payments. These estimated cash flows are developed using available performance indicators from the underlying assets including current and projected default or delinquency rates, levels of credit enhancement, current subordination levels, vintage, expected loss severity and other relevant characteristics. These estimates reflect a combination of data derived by third parties and internally developed assumptions. Where possible, this data is benchmarked against third-party sources.

Even in the case of severely depressed market values on asset-backed securities, the Company places significant reliance on the results of its cash flow testing and its lack of an intent to sell these securities until their fair values recover when reaching other-than-temporary impairment conclusions with regard to these securities. Other-than-temporary impairment charges are recorded on asset-backed securities when the Company forecasts a contractual payment shortfall.

For mortgage-backed securities, credit impairment is assessed using a cash flow model that estimates the cash flows on the underlying mortgages, using the security-specific collateral characteristics and transaction structure. The model estimates cash flows from the underlying mortgage loans and distributes those cash flows to various tranches of securities, considering the transaction structure and any subordination and credit enhancements existing in that structure. The cash flow model incorporates actual cash flows on the mortgage-backed securities through the current period and then projects the remaining cash flows using a number of assumptions, including prepayment speeds, default rates and loss severity.

Specifically for prime and Alt-A RMBS, the assumed default percentage is dependent on the severity of delinquency status, with foreclosures and real estate owned receiving higher rates, but also includes the currently performing loans. At both December 31, 2025 and 2024, assumed default rates for delinquent loans ranged from 10% to 100%. At both December 31, 2025 and 2024, assumed loss severities were applied to generate and analyze cash flows of each bond and ranged from 10% to 45%.

Management develops specific assumptions using available market data, including internal estimates and references to data published by rating agencies and other third-party sources. These estimates are extrapolated along a default timing curve to estimate the total lifetime pool default rate.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
The Company currently intends to hold securities with unrealized losses not considered other-than-temporary until they mature or for sufficient time to recover the amortized cost. However, if there are changes in the specific facts and circumstances surrounding a security, or the outlook for its industry sector, the Company may sell the security and realize a loss.

In 2025, 2024, and 2023, the Company recognized other-than-temporary impairments on asset-backed securities where the Company has either the intent to sell the securities or may be forced to sell the securities prior to a recovery in value as of the statement date of $1.4 million, $1.0 million, and $8.7 million, respectively.

In 2025, 2024, and 2023, the Company recognized other-than-temporary impairments of $56.7 million, $29.7 million, and $11.3 million, respectively, related to asset-backed securities. See Note 17 for a table detailing securities with recognized other-than-temporary impairment charges during 2025.

The following table summarizes other-than-temporary impairment charges recorded for the years ended (in thousands):

2025
Corporate bonds	$233
Non-agency RMBS	1,309
Non-agency CMBS	1,394
Other financial asset-backed securities	47,562
Other non-financial asset-backed securities - practical expedient	6,455
Limited partnership interests	11,041
Mortgage loans	13,671
Real estate	6,751
Residual tranches	26,680
Total other-than-temporary impairment charges	$115,096

	2024	2023
Residential mortgage-backed securities:
Prime	$1,183	$1,193
Alt-A	1,325	1,194
Subprime	117	126
Industrial and miscellaneous	1,306	53,097
Governments	—	2,076
Commercial mortgage backed securities	—	8,773
Asset-backed securities	27,116	41
Common stock	—	5,006
Limited partnership interests	3,228	10,632
Mortgage loans	13,278	66,000
Other	691	—
Total other-than-temporary impairment charges	$48,244	$148,138

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Realized Gains and Losses on Investments
Net realized gains and losses on investments are as follows (in thousands):

	Years Ended December 31,
	2025	2024	2023
Sales of bonds:
Gross gains	$47,435	$33,056	$78,348
Gross losses	(185,285)	(198,190)	(553,444)
Sales of stocks:
Gross gains	1,020	2,068	387
Gross losses	(332)	(9,427)	(28,547)
Derivative instruments	18,739	(1,312,857)	(3,816,256)
Mortgage loans on real estate	(2,149)	(11,486)	(29,238)
Other assets	167,936	110,307	493,064
Other-than-temporary impairment losses	(115,096)	(48,244)	(148,138)
Net realized losses	$(67,732)	$(1,434,773)	$(4,003,824)

Net losses allocated to IMR	$(76,534)	$(99,972)	$(1,518,401)
Net losses allocated to AVR	(16,493)	(380,537)	(2,485,423)
Net losses unallocated	25,295	(954,264)	—
Net realized losses	$(67,732)	$(1,434,773)	$(4,003,824)

Net losses allocated to AVR	$(16,493)	$(380,537)	$(2,485,423)
Net losses unallocated	25,295	(954,264)	—
Tax benefit	(37,259)	250,732	545,555
Reported net realized losses	$(28,457)	$(1,084,069)	$(1,939,868)

Proceeds from the sale of bonds totaled $2.3 billion, $3.7 billion, and $5.8 billion in 2025, 2024, and 2023, respectively.

Asset-Backed Securities
The Company has no significant concentrations as defined in SSAP No. 27, Off-Balance Sheet and Credit Risk Disclosures, arising from its investment in asset-backed securities.

Mortgage Loans on Real Estate
At December 31, 2025, commercial mortgage loans were collateralized by properties located in 34 states, the District of Columbia, and Europe. The minimum and maximum lending rates for loans issued in 2025 were 4.7% and 7.5%. The maximum percentage of any one loan to the value of the security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 96.7%.

At December 31, 2025, residential mortgage loans were collateralized by properties located in 49 states, the District of Columbia, Europe, and Mexico. The minimum and maximum lending rates for loans issued in 2025 were 7.7% and 11.8%. The maximum percentage of any one loan to the value of the security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 329.2%.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
The age analysis of mortgage loans and identification of the mortgage loans in which the insurer is a participant or co-lender in a mortgage loan agreement are as follows (in millions):

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
2025
1. Recorded investment (All)
(a) Current	$—	$56	$728	$—	$7,523	$108	$8,416
(b) 30-59 days past due	—	12	34	—	—	—	46
(c) 60-89 days past due	—	8	15	—	—	—	23
(d) 90-179 days past due	—	8	11	—	—	—	19
(e) 180+ days past due	—	8	55	—	109	—	172
2. Accruing interest 90-179
days past due
(a) Recorded investment	$—	$8	$—	$—	$—	$—	$8
(b) Interest accrued	—	—	—	—	—	—	—
3. Accruing interest 180+
days past due
(a) Recorded investment	$—	$8	$—	$—	$—	$—	$8
(b) Interest accrued	—	1	—	—	—	—	1
4. Interest reduced
(a) Recorded investment	$—	$—	$175	$—	$—	$—	$175
(b) Number of loans	—	—	319	—	—	—	319
(c) Percent reduced	—%	—%	100%	—%	—%	—%	—%
5. Participant or Co-lender in a
Mortgage Loan Agreement
(a) Recorded investment	$—	$92	$536	$—	$297	$55	$980

2024
1. Recorded investment (All)
(a) Current	$—	$60	$736	$—	$8,118	$156	$9,070
(b) 30-59 days past due	—	16	111	—	—	—	128
(c) 60-89 days past due	—	8	19	—	—	—	27
(d) 90-179 days past due	—	12	20	—	—	—	32
(e) 180+ days past due	—	12	61	—	—	—	73
2. Accruing interest 90-179
days past due
(a) Recorded investment	$—	$12	$—	$—	$—	$—	$12
(b) Interest accrued	—	—	—	—	—	—	—
3. Accruing interest 180+
days past due
(a) Recorded investment	$—	$12	$—	$—	$—	$—	$12
(b) Interest accrued	—	1	—	—	—	—	1
4. Interest reduced
(a) Recorded investment	$—	$—	$81	$—	$—	$—	$81
(b) Number of loans	—	—	452	—	—	—	452
(c) Percent reduced	—%	—%	100%	—%	—%	—%	—%
5. Participant or Co-lender in a
Mortgage Loan Agreement
(a) Recorded investment	$—	$108	$781	$—	$554	$84	$1,526

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
The allowance for loan losses is as follows (in thousands):

	2025	2024
Balance at beginning of period	$2,505	$14,809
Additions charged to operations	22,452	10,674
Direct write-downs charged against the allowances	20,422	8,409
Recoveries of amounts previously charged off	2,029	14,569
Balance at end of period	$2,506	$2,505
As of December 31, 2025 and 2024, the Company's mortgage loan portfolio, exclusive of loans with a government guarantee or insurance, had $136.9 million and $53.7 million, respectively, of loans greater than 90 days past due and $38.1 million and $27.8 million, respectively, of loans in the process of foreclosure that were not accruing interest. Interest deemed uncollectible and written off totaled $2.6 million, $1.2 million, and $2.0 million in 2025, 2024, and 2023, respectively. Included in real estate are $17.2 million and $13.5 million of foreclosed properties as of December 31, 2025 and 2024, respectively. The remaining balance of the 2025 and 2024 mortgage loan portfolio is current and accruing interest. Delinquency status is determined from the date of the first missed contractual payment.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Under Jackson's policy for monitoring mortgage loans, all impaired mortgage loans are closely evaluated subsequent to impairment.

Impaired loans are as follows (in thousands):

December 31, 2025	Recorded Investment	Related Loan Allowance	Average Recorded Investment	Investment Income Recognized
Impaired loans with a valuation allowance
Commercial	$—	$—	$—	$—
Residential (All Other)	5,056	2,506	7,088	(11)
Total	$5,056	$2,506	$7,088	$(11)

Impaired loans without a valuation allowance
Commercial	$40,402	$—	$46,496	$1,517
Residential (Insured)	4,496	—	3,569	155
Residential (All Other)	33,718	—	19,856	365
Total	$78,616	$—	$69,921	$2,037

Commercial	$40,402	$—	$46,496	$1,517
Residential (Insured)	4,496	—	3,569	155
Residential (All Other)	38,774	2,506	26,944	354
Total	$83,672	$2,506	$77,009	$2,026

December 31, 2024	Recorded Investment	Related Loan Allowance	Average Recorded Investment	Investment Income Recognized
Impaired loans with a valuation allowance
Commercial	$—	$—	$11,352	$—
Residential (All Other)	9,987	2,505	7,998	308
Total	$9,987	$2,505	$19,350	$308

Impaired loans without a valuation allowance
Commercial	$23,655	$—	$32,684	$1,309
Residential (Insured)	2,198	—	3,126	83
Residential (All Other)	17,836	—	20,521	173
Total	$43,689	$—	$56,331	$1,565

Commercial	$23,655	$—	$44,036	$1,309
Residential (Insured)	2,198	—	3,126	83
Residential (All Other)	27,823	2,505	28,519	481
Total	$53,676	$2,505	$75,681	$1,873

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
The following tables provide information about the credit quality of mortgage loans (in thousands):

	December 31, 2025
	In Good Standing (1)	Restructured	Greater than 90 Days Delinquent	In the Process of Foreclosure	Total Carrying Value
Apartment	$2,484,516	$—	$—	$—	$2,484,516
Hotel	743,733	—	—	—	743,733
Office	996,330	40,802	109,340	—	1,146,472
Retail	1,456,098	—	—	—	1,456,098
Warehouse	1,566,616	—	—	—	1,566,616
Other	343,159	—	—	—	343,159
Total commercial mortgage loans	$7,590,452	$40,802	$109,340	$—	$7,740,594
Residential (3)	865,976	—	26,613	42,559	935,148
Total	$8,456,428	$40,802	$135,953	$42,559	$8,675,742

	December 31, 2024
	In Good Standing (2)	Restructured	Greater than 90 Days Delinquent	In the Process of Foreclosure	Total Carrying Value
Apartment	$2,347,818	$—	$—	$—	$2,347,818
Hotel	789,083	—	—	—	789,083
Office	1,237,207	40,925	—	—	1,278,132
Retail	1,541,810	—	—	—	1,541,810
Warehouse	1,821,248	—	—	—	1,821,248
Other	496,446	—	—	—	496,446
Total commercial mortgage loans	$8,233,612	$40,925	$—	$—	$8,274,537
Residential (4)	953,460	—	71,008	30,021	1,054,489
Total	$9,187,072	$40,925	$71,008	$30,021	$9,329,026

(1) Includes mortgage loans which the Company is a participant or co-lender of $110.3 million, $128.0 million, $289.1 million, nil, $156.3 million, $29.2 million and $627.9 million in the categories of apartment, hotel, office, retail, warehouse, other and residential, respectively. Also includes mezzanine and bridge loans of $262.1 million, $26.7 million, $157.6 million, $13.1 million, $161.8 million and $29.2 million in the categories of apartment, hotel, office, retail, warehouse and other, respectively.

(2) Includes mortgage loans which the Company is a participant or co-lender of $123.5 million, $129.1 million, $233.5 million, nil, $127.9 million, $23.5 million and $888.8 million in the categories of apartment, hotel, office, retail, warehouse, other and residential, respectively. Also includes mezzanine and bridge loans of $237.3 million, $26.7 million, $166.6 million, $27.9 million, $203.6 million and $23.5 million in the categories of apartment, hotel, office, retail, warehouse, and other respectively.

(3) Includes $9.4 million of loans purchased when the loans were greater than 90 days delinquent and are supported with insurance or other guarantees provided by various governmental programs, and $4.5 million of loans in process of foreclosure.

(4) Includes $18.4 million of loans purchased when the loans were greater than 90 days delinquent and are supported with insurance or other guarantees provided by various governmental programs, and $2.2 million of loans in process of foreclosure.

During 2025 and 2024, there were two mortgage loans for $40.8 million and two mortgage loans for $40.9 million, respectively, involved in troubled debt restructuring.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Limited Partnership and Limited Liability Interests
The unaffiliated limited partnerships and limited liability companies in which the Company has an interest primarily invest in securities. Income recognized by the Company on all limited partnerships and limited liability companies was $754.1 million, $731.4 million, and $690.3 million in 2025, 2024, and 2023, respectively, including $672.0 million, $651.5 million, and $607.0 million, respectively, of dividends and membership distributions from subsidiaries. In 2025 and 2024, $82.6 million and $100.9 million, respectively, of net unrealized gains were credited directly to surplus. In 2025, 2024, and 2023, the realized gain on partnership sales were $9.9 million, $2.2 million, and $383.4 million, respectively, including $10.2 million, nil and $292.4 million, respectively, of realized gains on sales to affiliates. The Company recognized impairment writedowns of $11.0 million, $3.2 million, and $10.6 million on limited partnerships and limited liability companies during 2025, 2024, and 2023, respectively.

Securities Lending
The Company has entered into securities lending agreements with agent banks whereby blocks of securities are loaned to third parties, primarily major brokerage firms. At 2025 and 2024, the estimated fair value of loaned securities was $22.2 million and $12.3 million, respectively. The agreements require a minimum of 102 percent of the fair value of the loaned securities to be held as collateral, calculated on a daily basis. To further minimize the credit risks related to these programs, the financial condition of the counterparties is monitored on a regular basis. At 2025 and 2024, unrestricted cash collateral received in the amount of $23.0 million and $12.8 million, respectively, was included in other invested assets of the Company. In 2025 and 2024, an offsetting liability for the overnight and continuous loan of $23.0 million and $12.8 million, respectively, is included in payable for securities lending in the accompanying statutory statements of admitted assets, liabilities, capital and surplus.

Other Invested Assets
The Company’s other invested assets at December 31, 2025 and 2024 are as follows (in thousands):

	December 31,
	2025	2024
Capital and surplus notes	$233,679	$203,730
Residual tranche investments	60,910	30,473
Debt securities that do not qualify as bonds	60,609	—
Receivable for securities	11,900	29,471
Securities lending	22,969	12,767
Total	$390,067	$276,441

Income recognized by the Company on other invested assets was $12.3 million in 2025. In 2025, $48.5 million of net unrealized losses were credited directly to surplus.  The realized gain on sales was $48.5 million in 2025, including $14.8 million of realized gains on sales to affiliates. The Company recognized impairment writedowns of $26.7 million on other invested assets during 2025.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Restricted Assets
At December 31, 2025, the Company has the following assets pledged to others as collateral or otherwise restricted (in thousands):

	Gross Restricted					Percentage
Restricted Asset Category	Total General Account	Total Separate Account	Total Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Repurchase agreements	$2,705,405	$—	$3,374,085	$(668,680)	$2,705,405	0.92%	0.92%
FHLB capital stock	118,569	—	127,369	(8,800)	118,569	0.04%	0.04%
On deposit with state	71,902	—	101,265	(29,363)	71,902	0.02%	0.02%
Pledged as collateral to FHLB	2,850,615	—	4,316,724	(1,466,109)	2,850,615	0.97%	0.97%
Pledged as collateral for cleared and OTC derivatives	1,321,227	—	1,194,669	126,558	1,321,227	0.45%	0.45%
Cleared interest rate swaps	70,084	—	—	70,084	70,084	0.02%	0.02%
Securities loaned for securities lending agreements	22,969	11,504	12,685	21,788	34,473	0.01%	0.01%
Collateral assets received and on balance sheet	65,214	—	—	65,214	65,214	0.02%	0.02%
Assets held under modco reinsurance agreements	—	60,942	—	60,942	60,942	0.02%	0.02%
Assets held under funds withheld reinsurance agreements	17,197,060	—	—	17,197,060	17,197,060	5.85%	5.88%
Total restricted assets	$24,423,045	$72,446	$9,126,797	$15,368,694	$24,495,491	8.32%	8.37%

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
The Company's collateral received and assets held under modco/funds withheld (“FWH”) reinsurance agreements reflected as assets within the Company’s financial statements as of December 31, 2025 (in thousands):

Collateral Assets	BACV Collateral	BACV Modco	BACV FWH	Fair Value Collateral	Fair Value Modco	Fair Value FWH	% of BACV to Total Assets and Nonadmitted	% of BACV to Total Admitted Assets
General Account:
Cash, Cash Equivalents and Short-Term Investments	$—	$—	$390,163	$—	$—	$390,164	0.65%	0.67%
Issuer credit obligations	—	—	8,283,930	—	—	6,818,394	13.85%	14.15%
Asset-backed securities	—	—	1,380,399	—	—	1,316,271	2.31%	2.36%
Preferred stocks	—	—	88,005	—	—	88,005	0.15%	0.15%
Common stocks	—	—	188	—	—	203	—%	—%
Mortgage loans	—	—	2,442,685	—	—	2,200,493	4.08%	4.17%
Real estate	—	—	19,682	—	—	19,682	0.03%	0.03%
Other invest assets	—	—	949,020	—	—	902,354	1.59%	1.62%
Securities lending	22,969	—	—	22,969	—	—	0.04%	0.04%
Other	65,214	—	3,642,987	65,214	—	3,642,987	6.20%	6.33%
Total Assets	$88,183	$—	$17,197,059	$88,183	$—	$15,378,553	28.90%	29.52%
Separate Account:
Issuer credit obligations	$—	$60,942	$—	$—	$60,942	$—	0.03%	0.03%
Securities lending	11,504	—	—	11,504	—	—	—%	—%
Total Assets	$11,504	$60,942	$—	$11,504	$60,942	$—	0.03%	0.03%

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________

	BACV FWH Including Modco	Related Party Code*

Assets
		1	2	3	4	5	6
General Account:
Cash, Cash Equivalents and Short-Term Investments	$390,163	$—	$—	$—	$—	$—	$390,163
Issuer credit obligations	8,283,930	—	—	—	—	166,500	8,117,430
Asset-backed securities	1,380,399	—	—	—	—	304,336	1,076,063
Preferred stocks	88,005	—	—	—	—	—	88,005
Common stocks	188	—	—	—	—	—	188
Mortgage loans	2,442,685	—	—	—	—	231,604	2,211,081
Real estate	19,682	—	—	—	—	—	19,682
Other invested assets	949,020	—	—	—	—	295,638	653,383
Other	3,642,987	—	—	—	—	—	3,642,987
Total assets	$17,197,059	$—	$—	$—	$—	$998,078	$16,198,982
Percentage to Total FWH Assets (including Modco)	100.00%	—%	—%	—%	—%	5.80%	94.20%
Separate Account:
Issuer credit obligations	60,942	—	—	—	—	—	60,942
Total assets	$60,942	$—	$—	$—	$—	$—	$60,942
Percentage to Total FWH Assets (including Modco)	100.00%	—%	—%	—%	—%	—%	100.00%

* Related party code 1	Direct loan or direct investment (excluding securitizations) in the reinsurer, for which the reinsurer represents a direct credit exposure.
Related party code 2
Securitization or similar investment vehicles such as mutual funds, limited partnerships and limited liability companies involving a relationship with the reinsurer as sponsor, originator, manager, servicer, or other similar influential role and for which 50% or more of the underlying collateral represents investments in or direct credit exposure to the reinsurer.

Related party code 3
Securitization or similar investment vehicles such as mutual funds, limited partnerships and limited liability companies involving a relationship with the reinsurer as sponsor, originator, manager, servicer or other similar influential role and for which less than 50% (including 0%) of the underlying collateral represents investments in or direct credit exposure to the reinsurer.

Related party code 4
Securitization or similar investment vehicles such as mutual funds, limited partnerships and limited liability companies in which the structure reflects an in-substance related party transaction to the reinsurer but does not involve a relationship with the reinsurer as sponsor, originator, manager, servicer, or other similar influential role.

Related party code 5	The investment is identified as related to the reinsurer, but the role of the reinsurer represents a different arrangement than the options provided in choices 1-4.
Related party code 6	The investment is not related/affiliated to the reinsurer.

	Amount	% of Liability to Total Liabilities

Recognized Obligation to Return Collateral Asset (General Account)	$88,183	0.16%
Recognized Obligation to Return Collateral Asset (Separate Account)	$11,504	—%
Recognized Obligation for Modco assets (General Account)	$—	—%
Recognized Obligation for Modco assets (Separate Account)	$60,942	0.03%
Recognized Obligation FWH (excluding Modco) assets (General Account)	$17,197,060	31.98%
Recognized Obligation FWH (excluding Modco) assets (Separate Account)	$—	—%

5GI Securities
The assignment of a 5GI designation to a debt security occurs when the necessary documentation for a full credit analysis does not exist but the security is current on all contractual payments and the Company expects the security to make full payment of all contractual principal and interest. At December 31, 2025 and 2024, the Company had no debt securities with a 5GI designation.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Note 5 – Derivative Instruments

The Company enters into financial derivative transactions, including, but not limited to, swaps, put-swaptions, futures, forwards and options to reduce and manage business risks. These transactions manage the risk of a change in the value, yield, price, cash flows, credit quality or degree of exposure with respect to assets, liabilities or future cash flows, which the Company has acquired or incurred.

Derivative instruments are held primarily for hedging purposes. Derivative instruments afforded hedge accounting treatment are stated at either amortized cost or fair value and are accounted for in a manner consistent with the hedged items. Derivative instruments not afforded hedge accounting treatment are stated at fair value. Hedge accounting practices are supported by cash flow matching, duration matching and/or scenario testing.

During the third quarter of 2025, the Company began utilizing derivative instruments to economically hedge the equity market exposure related to the Company’s non-qualified voluntary deferred compensation plans. These derivative instruments are not designated as accounting hedges and are carried at fair value.

Fair values for derivative instruments are based on quoted market prices, estimates received from independent pricing services, or valuation pricing models, and generally reflect the estimated amounts that the Company would receive or pay upon sale or termination of the contracts as of the reporting date.

Cash requirements for derivative instrument activities are limited to settlements, payment commitments on swaps, margin requirements on exchange-traded and cleared derivatives, and collateral posting requirements in accordance with derivatives’ counterparty agreements.

The Company manages the potential credit exposure for over-the-counter derivative contracts through careful evaluation of the counterparty credit standing, collateral agreements, and master netting agreements. The Company is exposed to credit-related losses in the event of non-performance by counterparties; however, it does not anticipate non-performance. There were no charges incurred related to derivative counterparty non-performance during 2025, 2024, and 2023.

All of the Company’s significant over-the-counter financial derivative counterparty master agreements contain netting provisions allowing for the offset of contractual payments either due from or due to counterparties. To the extent that the net market value of aggregate contracts with individual counterparties exceeds established threshold amounts, collateral posting in favor of the exposed party is required. Collateral must be high quality liquid securities or cash as directed by the agreements.

All of these master agreements also contain downgrade triggers that allow the party potentially harmed by the downgrade to, at its option, cause the related transactions to be unwound at market value or to be assigned to a different counterparty. All of these triggers are set in the BBB range and refer to Jackson’s claims paying rating and the counterparties' senior debt rating. The intent of the triggers is to provide for a more orderly unwind of positions than might otherwise take place in the event of a bankruptcy. During 2025 and 2024, no counterparties triggered an event.

Interest rate swap agreements used for hedging purposes generally involve the exchange of fixed and floating payments based on a notional contract amount over the period for which the agreement remains outstanding, without an exchange of the underlying notional amount.

Put-swaption contracts provide the purchaser with the right, but not the obligation, to require the writer to pay the present value of a long-term interest rate swap at future exercise dates. The Company purchases and writes put-swaptions for hedging purposes with original maturities of up to 10 years. Put-swaptions hedge against movements in interest rates. Written put-swaptions may be entered into in conjunction with associated put-swaptions purchased from the same counterparties (“linked put-swaptions”). Linked put-swaptions have identical notional amounts and strike prices, but have different underlying swap terms. Linked put-swaptions are presented at the fair value of the net position for each pair of contracts.

Put-swaption contracts and written put-swaption contracts are included in the related assets and liabilities for derivatives at fair value. Changes in fair value are recorded as unrealized capital gains or losses.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Equity index futures contracts, total return swaps and equity index options (including various call and put options, interest rate-contingent options, currency-contingent options, and put spreads) are used to hedge the Company’s overall net exposure to equities. Interest rate futures contracts and bond forward contracts are used to hedge movements in interest rates. Equity index options (including various call and put options), total return swaps and bond forwards are recorded in derivatives at fair value with changes in fair value recorded as unrealized capital gains or losses. Futures contracts are executed on regulated exchanges through brokers. Variation margin is recorded in cash, cash equivalents and short-term investments, with changes in variation margin recorded as unrealized capital gains or losses.

Cross-currency total return swaps, which embody spot and forward currency swaps and, in some cases, interest rate and equity index swaps, are entered into for the purpose of hedging the Company issued foreign currency denominated trust instruments supported by funding agreements. Cross-currency total return swaps serve to hedge foreign currency exchange risk embedded in the funding agreements. Cross-currency total return swaps are carried at fair value. The fair value of derivatives embedded in funding agreements, including unrealized foreign currency translation gains and losses, are included in the carrying value of the trust instruments supported by funding agreements. Amounts paid or received are netted with amounts paid or received on the hedged foreign currency denominated trust agreements supported by funding agreements. Foreign currency translation gains and losses associated with funding agreement hedging activities are included in unrealized foreign exchange capital gains and losses and realized capital gains and losses.

Cross-currency swaps are over-the-counter agreements to exchange interest and principal payments denominated in different currencies. Cross-currency forwards are over-the-counter agreements to exchange payments denominated in different currencies. Cross-currency swaps and cross-currency forwards are entered into for the purpose of hedging the foreign currency exposure on certain debt securities and mortgage loans held in the investment portfolio. Cross-currency swaps are carried at fair value.

Credit default swaps, with maturities up to five years, are agreements where the Company has purchased default protection on certain underlying corporate bonds held in its portfolio. These contracts allow the Company to sell the protected bonds at par value to the counterparty if a defined “default event” occurs, in exchange for periodic payments made by the Company for the life of the agreement. Credit default swaps are carried at fair value and included in derivatives. Changes in fair value are recorded as unrealized capital gains or losses. The Company does not currently sell default protection using credit default swaps or other similar derivative instruments.

The fair value of derivatives reflects the estimated amounts, net of payment accruals, which the Company would receive or pay upon sale or termination of the contracts at the reporting date. With respect to swaps and put-swaptions, the notional amount represents the stated principal balance used as a basis for calculating payments. With respect to futures and options, the contractual amount represents the market exposure of outstanding positions.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
A summary of the aggregate contractual or notional amounts, carrying values and fair values for derivative instruments outstanding is as follows (in thousands):

	December 31, 2025
		Assets		Liabilities
	Contractual/					Net
	Notional	Carrying	Fair	Carrying	Fair	Fair
	Amount	Value	Value	Value	Value	Value
Cross-currency swaps	$783,850	$43,519	$43,519	$—	$—	$43,519
Cross-currency total return swaps	753,462	(14,726)	(14,726)	—	—	(14,726)
Equity index put options	16,500,000	114,368	114,368	—	—	114,368
Equity futures	39,291,538	—	—	—	—	—
Interest rate futures	22,050,800	—	—	—	—	—
Cross-currency forwards	1,133,371	(14,166)	(14,166)	—	—	(14,166)
Bond forwards	8,143,125	83,312	83,312	—	—	83,312
Total return swaps	3,543,811	(21,471)	(21,471)	—	—	(21,471)
Interest rate swaps	2,485,000	7,787	7,787	—	—	7,787
Total	$94,684,957	$198,623	$198,623	$—	$—	$198,623

	December 31, 2024
		Assets		Liabilities
	Contractual/					Net
	Notional	Carrying	Fair	Carrying	Fair	Fair
	Amount	Value	Value	Value	Value	Value
Cross-currency swaps	$845,201	$74,514	$74,514	$—	$—	$74,514
Cross-currency total return swaps	1,037,318	(86,842)	(86,842)	—	—	(86,842)
Equity index put options	10,000,000	77,070	77,070	—	—	77,070
Equity futures	30,489,730	—	—	—	—	—
Interest rate futures	21,246,980	—	—	—	—	—
Cross-currency forwards	1,017,088	27,983	27,983	—	—	27,983
Bond forwards	609,131	(20,546)	(20,546)	—	—	(20,546)
Total return swaps	2,064,603	38,606	38,606	—	—	38,606
Interest rate swaps	5,978,135	(174,169)	(174,169)	—	—	(174,169)
Total	$73,288,186	$(63,384)	$(63,384)	$—	$—	$(63,384)

All of Jackson’s master swap agreements contain credit downgrade provisions that allow a party to assign or terminate derivative transactions if the counterparty’s credit rating declines below an established limit. At December 31, 2025 and 2024, the fair value of Jackson’s net derivative assets by counterparty was $158.8 million and $203.1 million, respectively, and held collateral was $137.8 million and $252.2 million, respectively, related to these agreements. At December 31, 2025 and 2024, the fair value of Jackson’s net derivative liabilities by counterparty was $237.2 million and $266.5 million, respectively, and provided collateral was $296.7 million and $301.7 million, respectively, related to these agreements. If all of the downgrade provisions had been triggered at December 31, 2025 or 2024, in aggregate, Jackson would have had to disburse nil and $49.1 million, respectively, and would have been allowed to claim $80.6 million and $35.2 million, respectively.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
At December 31, 2025 the premium cost due in each of the following four years, and thereafter are as follows (in thousands):

Fiscal Year	Derivative Premium Payments Due
2026	$279,637
2027	—
2028	—
2029	—
Thereafter	—
Total Financing Premiums (Sum of 1 through 5)	$279,637

At December 31, 2025 the aggregate, non-discounted total premium cost for these contracts and the aggregate fair value of derivative instruments with financing premiums excluding the impact of the deferred or financing premiums were as follows (in thousands):

	Undiscounted Future Premium Commitments	Derivative Fair Value with Premium Commitments (Reported on DB)	Derivative Fair Value Excluding Impact of Financing Premiums

Prior Year	$—	$—	$—
Current Year	$279,637	$114,369	$114,369

Cash flows associated with derivative instruments and their related gains and losses are presented in the statement of cash flow. The Company reported interest in Net investment income, settlement of the principal financed in Other cash provided (applied), and proceeds from the settlement of the derivatives in Miscellaneous applications.

During 2025, the Company purchased equity options for which discounted option premium payments totaling $389.0 million were deferred until contract termination.

Note 6 - Investment Income

The sources of net investment income by major category are as follows (in thousands):

	Years Ended December 31,
	2025	2024	2023
Debt securities	$1,289,458	$1,389,248	$1,685,186
Derivative instruments	185,809	87,852	(338,037)
Limited partnership and limited liability company interests	754,119	731,365	690,271
Other invested assets	12,333	—	—
Mortgage loans	433,863	484,408	544,686
Policy loans	400,136	394,942	389,979
Other investment income	308,405	230,919	137,191
Total investment income	3,384,123	3,318,734	3,109,276
Less investment expenses	242,237	211,532	206,086
Less interest expenses	103,806	121,776	48,643
Net investment income	$3,038,080	$2,985,426	$2,854,547

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
During 2025, the Company sold, redeemed, or otherwise disposed of 29 securities due to the exercise of a callable or tender offer feature, generating investment expense of $3.5 million as a result of the associated prepayment penalty and/or acceleration fee. During 2024, the Company sold, redeemed, or otherwise disposed of 31 securities due to the exercise of a callable or tender offer feature, generating investment expense of $1.4 million as a result of the associated prepayment penalty and/or acceleration fee. During 2023, the Company sold, redeemed, or otherwise disposed of 13 securities due to the exercise of a callable or tender offer feature, generating investment income of $2.0 million as a result of the associated prepayment penalty and/or acceleration fee.

Note 7 - Reinsurance

The Company assumes and cedes reinsurance from and to other insurance companies in order to limit losses from large exposures. However, if the reinsurer is unable to meet its obligations, the originating issuer of the coverage retains the liability. The Company reinsures certain of its risks to other reinsurers under a yearly renewable term, coinsurance or modified coinsurance basis. The Company regularly monitors the financial strength rating of its reinsurers.

Brooke Life Reinsurance Company
Effective January 1, 2024, Jackson entered into a 100% coinsurance funds withheld reinsurance transaction with Brooke Life Reinsurance Company ("Brooke Re"), an affiliated Michigan captive reinsurer regulated by the Michigan Department of Insurance and Financial Services created in the first quarter of 2024 for the express purpose of serving as the counterparty to the reinsurance transaction. The transaction provides for the cession from Jackson to Brooke Re of liabilities associated with certain guaranteed benefits under our variable annuity contracts and similar products of Jackson, both in-force on the effective date of the reinsurance agreement and written in the future (i.e., on a “flow” basis) as well as related future fees, claims and other benefits, and maintenance expenses in exchange for a ceding commission for the in-force business. Brooke Re paid a ceding commission of $1.2 billion to Jackson in connection with the execution of the reinsurance transaction, which was reported direct to surplus and will be amortized into income over the life of the business. Jackson retains the variable annuity base contract, the annuity contract administration of the ceded business, and responsibility for investment management of the assets in the funds withheld account supporting the ceded liabilities. The transaction mitigates the impact of the cash surrender value floor on Jackson’s total adjusted capital, statutory required capital, and risk-based capital ratio, and enables more efficient economic hedging of the underlying risks of Jackson’s business. This outcome serves the interests of policyholders by protecting statutory capital through diminished non-economic hedging and related costs. Overall, this transaction allows us to optimize our hedging, stabilize capital generation, and produce more predictable financial results going forward.

As part of the funds withheld coinsurance agreement, Jackson administers the hedging program to manage the economic risks of the ceded liabilities. Jackson enters into any hedges as principal and makes any payments to counterparties, including any required hedge collateral, from its own accounts. As principal, Jackson reflects the hedging instruments and associated activity, including realized and unrealized gains (losses), in its financial statements with a corresponding reinsurance receivable or payable consistent with the impacts to its pre-tax income and other changes to capital and surplus resulting from the underlying hedging activity. Jackson’s pre-tax income and capital and surplus are not impacted by the hedging performed on behalf of Brooke Re under the funds withheld coinsurance agreement.

The funds withheld coinsurance agreement includes settlement provisions for net hedge results between Jackson and Brooke Re over a twelve quarter period with the first quarterly net hedge result amount being allocated to the current quarterly settlement period and each of the remaining eleven quarterly net hedge result amounts being deferred and allocated to subsequent quarterly settlement periods. Future settlement amounts may be accelerated, in whole or in part, by mutual agreement of both parties. The deferred amount is reported in amounts due from reinsurers.

Effective December 1, 2025, the reinsurance agreement with Brooke Re was amended to expand the scope of reinsurance liabilities both in force and for future new business. No ceding commission was paid upon execution of the amendment.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Effective December 1, 2025, Jackson entered into a 100% coinsurance reinsurance transaction with Brooke Re. The transaction provides for the cession from Jackson to Brooke Re of certain liabilities related to organic payout annuity contracts in force as of the effective date. Jackson paid Brooke Re an initial ceding commission of $107.6 million. Jackson retains the annuity contract administration of the ceded business.

The reserve credits reflected in Jackson’s financial statements related to these transactions with Brooke Re as of December 31, 2025 and 2024 totaled $1,418.8 million and $133.0 million, respectively.

Hickory Brooke Reinsurance Company
Effective December 1, 2025, Jackson entered into an indemnity reinsurance agreement with Hickory Brooke Reinsurance Company (‘Hickory Re’), a wholly owned subsidiary of Brooke Life Reinsurance Company and captive reinsurer regulated by the Michigan Department of Insurance and Financial Services which was created in the fourth quarter of 2025 for the express purpose of serving as the counterparty to the reinsurance transaction. The transaction provides for the cession from Jackson to Hickory Re, on a quota-share coinsurance basis, certain deferred fixed annuities and deferred fixed indexed annuities issued by Jackson, including annuitization of these contracts, both in-force on the effective date of the reinsurance agreement and written in the future (i.e., on a "flow" basis). Hickory Re paid Jackson an initial ceding commission of $93.8 million. Jackson retains the annuity contract administration of the ceded business.

Under the terms of the agreement, Jackson will perform hedging services on behalf of, and in accordance with the risk management strategy of, Hickory Re. Jackson will enter into derivative contracts as principal and will be responsible for posting of required collateral with derivative counterparties. With sufficient notice, either party may elect to end this hedging program arrangement.

New Reinsurance Company
Effective December 31, 2024, Jackson entered into a quota-share coinsurance agreement with New Reinsurance Company, a Switzerland-domiciled subsidiary of Munich Re, to reinsure liabilities related to certain in-force deferred fixed annuity contracts. The quota-share percentage is defined based upon the guaranteed term of the policy. Per the agreement, Jackson received a $43.9 million ceding commission, which was reported direct to surplus and will be amortized into income as earnings emerge. At December 31, 2025 and 2024, the reserve credit related to this transaction with New Reinsurance Company was $45.1 million and $43.9 million, respectively.

Jackson New York
Effective December 31, 2024, the Company amended its reinsurance agreement with Jackson New York. Prior to the amendment, the agreement ceded 90% of the total contract risk associated with the variable annuities issued by Jackson New York to Jackson on a coinsurance basis (modified coinsurance for separate account liabilities). As a result of the amendment, the Company will also assume 90% of the total RILA contract risk on a coinsurance basis (modified coinsurance for separate account liabilities) for better alignment with risk mitigation strategies employed at the parent company level. This treaty covers all existing and future variable annuity and RILA contracts issued by Jackson New York. Premiums assumed from Jackson New York were $1,680.3 million, $821.2 million, and $716.1 million in 2025, 2024, and 2023, respectively. At December 31, 2025 and 2024, the liability for the reserves assumed from Jackson New York totaled $1,042.4 million and $1,151.3 million, respectively.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Athene Life Re Ltd.
The Company entered into a funds withheld coinsurance agreement with Athene Life Re Ltd. effective June 1, 2020 to reinsure on a 100% quota share basis, a block of Jackson's in-force fixed and fixed index annuity product liabilities in exchange for a $1,196.3 million ceding commission. The $981.5 million ceding commission, net of tax, was reported direct to surplus and will be amortized into income over the life of the business. In addition, $59.6 million of the IMR reserve was released from the IMR reserve and transferred to Athene under the reinsurance arrangement.

Pursuant to the Athene reinsurance agreement, the Company holds certain assets, primarily debt securities and mortgage loans, as collateral with a corresponding liability reported as funds held under coinsurance on the statements of admitted assets, liabilities, capital and surplus. The income and realized gains on these assets are reported in income with a corresponding offset reported in interest on funds withheld treaties, with no impact on net income.

To further support its obligations under the reinsurance agreements, Athene procured letters of credit for Jackson’s benefit and established a trust account for Jackson’s benefit, which had a book value of approximately $109.7 million and $85.5 million as of December 31, 2025 and 2024, respectively.

John Hancock Life Insurance Company
The Company has agreements with John Hancock Life Insurance Company ("John Hancock") and John Hancock Life Insurance Company of New York (“John Hancock New York”) to reinsure Group Payout Annuities. On December 31, 2025 and 2024, the Company included $360.7 million and $216.1 million, respectively, of miscellaneous group annuity reserves initially established by John Hancock and John Hancock New York. The additional reserves are in excess of those required under minimum statutory standards.

Squire Re II
In 2016, the Company executed a reserve financing transaction with Squire Re II, a captive reinsurance entity domiciled in Michigan. At December 31, 2025 and 2024, the Company ceded $337.2 million, $350.1 million, respectively, of level premium term reserves under a funds withheld 100% coinsurance treaty. The Company holds certain assets, primarily debt securities, as collateral. This collateral is reported as funds held under coinsurance on the statements of admitted assets, liabilities, capital and surplus. The income and realized gains on these assets are reported in income and with a corresponding offset reported in interest on funds withheld treaties, with no impact on net income.

Swiss Re
The Company has three retro treaties with Swiss Re. Pursuant to these retro treaties, the Company ceded to Swiss Re on a 100% coinsurance basis, subject to pre-existing reinsurance with other parties, certain blocks of business. These blocks of business include disability income and accident and health business, a mix of life and annuity insurance business, and corporate owned life insurance business.

Pursuant to the retro treaties, the Company holds certain assets, primarily policy loans and debt securities, as collateral. This collateral is reported as funds held under reinsurance treaties with unauthorized reinsurers on the statements of admitted assets, liabilities, capital and surplus. The income and realized gains on these assets are reported in income with a corresponding offset reported in interest on funds withheld treaties, with no impact on net income.

The Company has also acquired certain lines of business that are wholly ceded to non-affiliates. These include direct and assumed accident and health business, direct and assumed life insurance business, and certain institutional annuities.
At December 31, 2025 and 2024, assets of $1,007.9 million and $1,092.2 million, respectively, were held in trust pursuant to the 100% coinsurance transactions with Swiss Re.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Other Reinsurance
On May 29, 2019, the Michigan Department of Insurance and Financial Services revoked the status of an accredited reinsurer in Michigan. In July 2023, the reinsurer was ordered into liquidation. During the fourth quarter of 2023, the liability for reinsurance in authorized companies was recognized as a loss, with no impact to capital and surplus.

For reinsurance of in force liabilities that resulted in a gain, the impact of the transactions, net of tax, was excluded from net income and recorded directly to surplus, and will be amortized into income as earnings emerge from the business reinsured.

The effect of reinsurance on premiums are as follows (in thousands):

	Years Ended December 31,
	2025	2024	2023
Direct premiums and annuity considerations	$21,245,131	$17,076,545	$12,645,332
Reinsurance assumed	1,767,254	914,030	819,805
Reinsurance ceded	(2,967,345)	(394,821)	(237,559)
Total premiums and annuity considerations	$20,045,040	$17,595,754	$13,227,578

Fee income is stated net of reinsurance ceded to Brooke Re. During 2025 and 2024, fee income ceded to Brooke Re was $2.9 billion and $2.9 billion, respectively.

Policy reserves and liabilities are stated net of reinsurance ceded to other companies. At December 31, 2025 and 2024, reserves ceded were $21.6 billion and $21.1 billion, respectively, which included reserves ceded to Brooke Life of $21.2 million and $22.8 million, respectively, reserves ceded to Squire Re II of $337.2 million and $350.1 million, respectively, reserves ceded to Brooke Re of $1,418.8 million and $133.0 million, respectively, and reserves ceded to Hickory Re of $1,599.7 million and nil, respectively.

Note 8 - Federal Income Taxes

The Company is subject to federal income taxation as a life insurance company and files a consolidated federal income tax return with Brooke Life, Jackson New York, Brooke Re, Hickory Re, and Squire Re II. The Company has entered into written tax sharing agreements that are based on separate return calculations with benefits for credits and losses. The Company's portion of any CAMT incurred or the benefit from CAMT credits is based on its share of the impact of CAMT for the consolidated group.

The Company is subject to examination by the Internal Revenue Service and other state and local tax authorities in jurisdictions in which the Company operates. The Company is not currently under examination with respect to federal income taxes. The IRS completed an examination of the 2019-2023 Brooke Life Insurance Company and Subsidiaries federal consolidated returns during 2025 that resulted in no changes. Tax years from 2022 to 2025 remain open under the statute of limitations.

The One Big Beautiful Bill Act ("OBBBA") was enacted on July 4, 2025 and includes a broad range of tax reform provisions that impact corporations and are effective starting with the 2025 tax year. At December 31, 2025, the OBBBA did not impact the Company's current income tax liability. At December 31, 2025, the Company recorded a $2.1 million valuation allowance expense related to an OBBBA provision that affected the Company's ability to utilize the deferred tax asset for the charitable contributions carryover.

At December 31, 2025 and December 31, 2024, the CAMT current tax impact was nil and a benefit of $163.0 million, respectively. At December 31, 2025 and December 31, 2024, the CAMT impact on net capital and surplus was nil and a benefit of $187.4 million, respectively. The U.S. Treasury Department is expected to issue additional guidance after December 31, 2025 that may materially change the estimated provision of the CAMT.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Net Deferred Tax Asset
The components of the net DTA at December 31 are as follows (in thousands):

	December 31, 2025			December 31, 2024			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Total gross DTA	$1,985,876	$128,391	$2,114,267	$2,219,287	$110,134	$2,329,421	$(233,411)	$18,257	$(215,154)
Statutory valuation allowance	2,056	—	2,056	—	—	—	2,056	—	2,056
Adjusted gross DTA	1,983,820	128,391	2,112,211	2,219,287	110,134	2,329,421	(235,467)	18,257	(217,210)
DTA nonadmitted	1,151,516	—	1,151,516	1,396,832	—	1,396,832	(245,316)	—	(245,316)
Subtotal net admitted DTA	832,304	128,391	960,695	822,455	110,134	932,589	9,849	18,257	28,106
Deferred tax liabilities	(167,137)	(171,332)	(338,469)	(203,875)	(154,788)	(358,663)	36,738	(16,544)	20,194

Net admitted DTA	$665,167	$(42,941)	$622,226	$618,580	$(44,654)	$573,926	$46,587	$1,713	$48,300

Admission calculation components for SSAP No. 101 are as follows (in thousands):

		December 31, 2025			December 31, 2024			Change
		Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
(a)	Federal income taxes
	Paid in prior years
	recoverable through
	loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
(b)	Adjusted gross DTA
	Expected to be realized
	after application of the
	threshold limitation
	(Lesser of (b)1 or
	(b)2 below)	622,226	—	622,226	573,926	—	573,926	48,300	—	48,300
	1. Adjusted gross DTA
	Expected to be realized
	following the balance
	sheet date			1,782,606			1,192,503			590,103
	2. Adjusted gross DTA
	Allowed per limitation
	threshold			622,226			573,926			48,300
(c)	Adjusted gross DTA
	(Excluding the amount of
	DTA from (a) and (b)
	above) offset by
	gross DTL	210,078	128,391	338,469	248,529	110,134	358,663	(38,451)	18,257	(20,194)
(d)	DTA admitted as the
	result of application of
	SSAP No. 101	$832,304	$128,391	$960,695	$822,455	$110,134	$932,589	$9,849	$18,257	$28,106

	2025	2024
Ratio Percentage Used to Determine Recovery
Period and Threshold Limitation Amount	1006.7%	1015.3%

Amount of Adjusted Capital and Surplus Used to
Determine Recovery Period and Threshold
Limitation Amount (in thousands)	$4,148,172	$3,826,174

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
The impact of tax planning strategies was as follows (in thousands):

	December 31, 2025		December 31, 2024		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Determination of Adjusted Gross DTA and
Net Admitted DTA, by tax character as a percentage
1. Adjusted gross DTAs	$1,983,820	$128,391	$2,219,287	$110,134	$(235,467)	$18,257
2. Percentage of adjusted gross DTAs by
by tax character attributable to
the impact of tax planning
strategies	—%	—%	—%	—%	—%	—%
3. Net admitted adjusted gross DTAs	$832,304	$128,391	$822,455	$110,134	$9,849	$18,257
4. Percentage of net admitted adjusted
gross DTAs by tax character
admitted because of the impact
of tax planning strategies	—%	—%	—%	—%	—%	—%

At December 31, 2025 and 2024, the Company did not consider tax planning strategies for the determination of the amount of adjusted gross CAMT credit DTA. At December 31, 2025 and 2024, the consideration of tax planning strategies did not impact the determination of the amount of admitted CAMT credit DTA.

The Company's tax planning strategies do not include the use of reinsurance.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
The main components of the deferred tax assets and liabilities are as follows (in thousands):

	2025	2024	Change
Deferred tax assets resulting from book/tax differences in:
Ordinary:
Deferred acquisition costs	$191,597	$192,280	$(683)
Insurance reserves	230,945	224,972	5,973
Investments	570,904	1,148,578	(577,674)
Employee benefits	109,260	117,180	(7,920)
Deferred and uncollected premium	1,090	1,314	(224)
Net operating loss carryforward	680,466	394,554	285,912
Tax credit carryforward	173,364	89,224	84,140
Other	28,250	51,185	(22,935)
Total ordinary gross & adjusted
gross deferred tax assets	1,985,876	2,219,287	(233,411)
Statutory valuation allowance adjustment	(2,056)	—	(2,056)
Deferred tax assets nonadmitted	(1,151,516)	(1,396,832)	245,316
Admitted ordinary gross deferred
tax assets per NAIC SAP	832,304	822,455	9,849

Capital:
Investments	60,340	33,480	26,860
Unrealized capital losses	35,949	55,508	(19,559)
Capital loss carryforward	32,102	21,146	10,956
Total capital gross & adjusted
gross deferred tax assets	128,391	110,134	18,257
Deferred tax assets nonadmitted	—	—	—
Admitted capital gross deferred
tax assets per NAIC SAP	128,391	110,134	18,257
Total admitted deferred tax assets	$960,695	$932,589	$28,106

Deferred tax liabilities resulting from book/tax differences in:
Ordinary:
Deferred ceding commission	$144,257	$159,361	$(15,104)
Investments	2,713	22,837	(20,124)
Fixed assets	13,245	10,640	2,605
Insurance reserves	—	3,473	(3,473)
Due and deferred premium	6,921	7,513	(592)
Other	1	51	(50)
Total ordinary deferred tax liabilities	167,137	203,875	(36,738)
Capital:
Partnership investments	$147,191	$122,858	$24,333
Other investments	24,141	31,930	(7,789)
Total capital deferred tax liabilities	171,332	154,788	16,544
Total deferred tax liabilities	338,469	358,663	(20,194)

Total net admitted deferred tax asset	$622,226	$573,926	$48,300

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
The application of SSAP No. 101, requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary, to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carry back years as well as projected taxable earnings, exclusive of reversing temporary differences and carry forwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and, (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. The Company has adopted an accounting policy to analyze the ability to recover the CAMT credit carryover deferred tax asset separately from the deferred tax assets generated under the regular tax system. There were no material modifications to the methodology used to project CAMT.

Although the realization is not assured, management believes it is more likely than not that the deferred tax assets under the regular tax system and the CAMT credit deferred tax asset will be realized, except for a portion of the charitable contributions carryover deferred tax asset. As of December 31, 2025, based on available evidence, the Company established a valuation allowance in the amount of $2.1 million on a portion of the charitable contributions carryover deferred tax asset which was impacted by the OBBBA and is not more likely than not to be realized. As of December 31, 2025, the Company had $6.2 million of CAMT credit carryforwards with an indefinite carryforward period and are limited pursuant to IRC Section 383. No adjustments were made to the CAMT credit carryforward gross deferred tax asset because of a change in circumstances that causes a change in judgment about its realizability.

The change in the net deferred income taxes is comprised of the following (this analysis is exclusive of the non-admitted DTAs as the Change in Non-admitted Assets is reported separately from the Change in Net Deferred Income Taxes in the Statutory Statements of Capital and Surplus) (in thousands):

	2025	2024	Change

Total deferred tax assets	$2,114,267	$2,329,421	$(215,154)
Total deferred tax liabilities	(338,469)	(358,663)	20,194
Net deferred tax assets/liabilities	1,775,798	1,970,758	(194,960)
Statutory valuation allowance adjustment	(2,056)	—	(2,056)
Net DTA after statutory valuation adjustment	1,773,742	1,970,758	(197,016)
Tax effect of unrealized gains	(191,212)	(227,536)	36,324
Change in net deferred income tax	$1,582,530	$1,743,222	$(160,692)

There are no temporary differences for which deferred tax liabilities have not been recognized. Accordingly, there are no events that would cause unrecognized temporary differences to become taxable. There are no unrecognized deferred tax liabilities in foreign subsidiaries and foreign corporate joint ventures that are permanent in duration.

Taxes Incurred
Current income taxes incurred consist of the following major components (in thousands):

	2025	2024	2023
Operations
Federal taxes from operations	$(95,534)	$239,623	$960,869
Foreign tax expense	—	—	—
Subtotal	(95,534)	239,623	960,869
Federal tax benefit on capital losses	35,747	(245,369)	(850,652)
Other	(25,062)	(150,223)	(3,399)
Total federal current taxes incurred	$(84,849)	$(155,969)	$106,818

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Federal current taxes incurred are reflected in the accompanying statements as follows (in thousands):

	2025	2024	2023

Federal taxes incurred	$(121,320)	$96,185	$966,356
Capital gains tax, excluding IMR taxes	37,259	(250,732)	(545,555)
Taxes transferred to IMR	(15,820)	(16,418)	(342,797)
Taxes on liability gains released from the IMR	15,032	14,996	28,814
Total federal current taxes incurred	$(84,849)	$(155,969)	$106,818

A reconciliation of the more significant permanent book to tax differences and the related tax effects (at a 21% statutory rate) is as follows (in thousands):

	2025		2024		2023

Income before taxes	$1,428,929		$23,113		$(1,220,210)

Income taxes at statutory rate	300,075	21%	4,854	21%	(256,244)	21%
Dividends received deduction	(128,122)	(9)%	(123,967)	(536)%	(123,641)	10%
Interest maintenance reserve	23,640	2%	2,073	9%	153,867	(13)%
Tax credits	(65,780)	(5)%	(34,909)	(151)%	(44,668)	4%
Gain on reinsurance of inforce business	(36,594)	(2)%	188,725	817%	(25,157)	2%
Interest	(11,314)	(1)%	(9,278)	(40)%	324	—%
Nonadmitted assets	(1,291)	—%	(4,427)	(19)%	1,336	—%
Incentive compensation	(1,771)	—%	(2,725)	(12)%	(4,132)	—%
Statutory valuation allowance	2,056	—%	—	—%	—	—%
SMLLC income	(15,154)	(1)%	2,007	9%	(1,175)	—%
Officer compensation	5,742	—%	9,245	40%	4,793	—%
Other	4,357	—%	1,562	7%	3,487	—%
Taxable income and current tax on operations	$75,844	5%	$33,160	145%	$(291,210)	24%

Federal and foreign taxes incurred	$(121,320)		$96,185		$966,356
Tax on capital losses	36,472		(252,154)		(859,539)
Change in net deferred taxes	160,692		189,129		(398,027)
Total statutory taxes	$75,844		$33,160		$(291,210)

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
The following table sets forth the amount and expiration dates of Federal operating loss, capital loss, and tax credit carryforwards for the tax periods indicated.

Carryforwards (in thousands):
	2025	2024
Federal net operating loss carryforwards(1)	$3,187,297	$1,825,810
Section 382 net operating loss from previous acquisition(2)	53,019	53,019
Federal capital loss carryforwards(3)	152,868	100,698
Foreign Tax Credits(4)	166,082	82,092
General Business Tax Credits(5)	1,059	909
Alternative Minimum Credits(6)	6,224	6,224
Total	$3,566,549	$2,068,751

(1) Unlimited carryforward.
(2) Subject to annual limitation. $43.0 million expires in 2026 and $10.0 million expires in 2027.
(3) 5 year carryforward and begins to expire in 2029.
(4) 10 year carryforward and begins to expire in 2032.
(5) 20 year carryforward and begins to expire in 2041.
(6) Subject to 383 limitations.

The Company has no capital gains taxes paid in prior years that is available for recoupment.

The Company has no deposits under Internal Revenue Code Section 6603.

The Company does not owe any Repatriation Transition Tax ("RTT") and has made no payment or expect to make any future payments to satisfy the RTT liability.

The Company does not believe that it is reasonably possible that the liability related to any federal or foreign tax loss contingencies will significantly increase within the next 12 months.

Note 9 - Capital, Surplus and Dividend Restrictions

Under the Michigan Insurance Code of 1956, the Company must notify the Michigan Director of Insurance prior to payment of any dividend or any other capital distribution. Ordinary dividends on capital stock are subject to a capacity calculation and may only be distributed out of earned surplus. Ordinary dividend capacity is limited to the greater of 10% of statutory surplus as of the preceding year end, excluding any increase arising from the application of permitted practices, or the statutory net income, excluding any net realized investment gains, for the twelve month period ended on the preceding December 31, the result of which is reduced by cumulative dividends and other capital distributions occurring in the preceding twelve-month period. Earned surplus is reported unassigned surplus on the preceding December 31, reduced by any unrealized capital gains and effect of increase from the application of permitted practices, if any. The Michigan Director of Insurance may approve payment of dividends in excess of these amounts, which would be deemed an extraordinary dividend. As a result of cumulative dividends and other capital distributions occurring in the preceding 12 months as of December 31, 2025, future dividends from the Company are generally expected to be classified as extraordinary. The Company has received approval in the past for payments of extraordinary dividends.

The Company paid extraordinary dividends of $240.0 million, $325.0 million, $250.0 million, and $300.0 million on March 17, 2025, June 12, 2025, September 10, 2025, and December 10, 2025, respectively, to its parent, Brooke Life Insurance Company.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
On March 31, 2025, the Company received an ordinary dividend of $75.0 million from its wholly owned subsidiary, Jackson New York.

During the first quarter of 2024, the Company remitted a $1,919.8 million return of capital to Brooke Life Insurance Company.

The Company paid extraordinary dividends of $250.0 million, $300.0 million, and $280.0 million on June 20, 2024, September 12, 2024, and December 10, 2024, respectively, to its parent, Brooke Life Insurance Company.

During 2023, the Company remitted a $450.0 million ordinary dividend and a $150.0 million return of capital to Brooke Life.

During 2025 and 2024, changes in the balance of special surplus funds from the prior year are due to the admittance of net negative (disallowed) IMR of $306.3 million and $328.9 million, respectively.

The NAIC has developed certain RBC requirements for life insurance companies. Under those requirements, compliance is determined by a ratio of a company’s total adjusted capital (“TAC”), calculated in a manner prescribed by the NAIC, to its authorized control level RBC (“ACL RBC”), calculated in a manner prescribed by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC (“company action level RBC”). At December 31, 2025, 2024, and 2023 the Company’s TAC remained well in excess of the company action level RBC.

Note 10 - Debt

Surplus Notes
Under Michigan insurance law, the surplus notes are not part of the legal liabilities of the Company and are considered capital and surplus for statutory reporting purposes. Payments of interest or principal may only be made with the prior approval of the Michigan Director of Insurance and only out of surplus earnings which the director determines to be available for such payments under Michigan insurance law.

On March 15, 1997, the Company issued 8.15% surplus notes in the principal amount of $250.0 million due March 15, 2027. These surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933 as amended, underwritten by a syndicate that included Goldman Sachs & Co., and Morgan Stanley & Co., and are administered by Citibank, N.A. as fiscal agent. The surplus notes are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims may not be redeemed at the option of the Company or any holder prior to maturity. Upon approval from DIFS, interest is payable semi-annually on March 15th and September 15th of each year. Interest paid on surplus notes was $20.4 million in 2025, 2024, and 2023, respectively.

As of December 31, 2025, life to date interest expense on surplus notes was $580.9 million.

Federal Home Loan Bank Loans
The Company received loans of $50.0 million from the FHLBI under its community investment program in both 2015 and 2014, which amortize on a straight-line basis over the loan term. The weighted average interest rate on these loans was 4.19% in 2025 and 5.13% in 2024. The outstanding balance on these loans was $47.2 million and $52.1 million at December 31, 2025 and 2024, respectively. During 2025, 2024, and 2023, interest expense for these loans totaled $2.0 million, $2.9 million, and $2.9 million, respectively. At December 31, 2025 and 2024, the loans were collateralized by mortgage-related securities and commercial mortgage loans with a carrying value of $71.4 million and $83.9 million, respectively.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Federal Home Loan Bank Advances
The Company entered into an advance program with the FHLBI in which interest rates were either fixed or variable based on the FHLBI cost of funds or market rates. Advances averaged $483.0 million during 2025, with a weighted average interest rate of 4.5%. Advances of nil and $700.2 were outstanding at December 31, 2025 and 2024, respectively, and were recorded in other liabilities. The Company paid interest of $6.6 million, $6.0 million, and $6.6 million on such advances in 2025, 2024, and 2023, respectively. The largest outstanding balance at any month end during 2025 and 2024 was $500.3 million and $700.2 million, respectively.

Repurchase Agreements
The Company routinely enters into repurchase agreements whereby the Company agrees to sell and repurchase securities. Repurchase agreements are accounted for as collateralized borrowings. Collateral securities sold under such agreements continue to be included in invested assets. Cash proceeds received from the sale of securities subject to repurchase agreements are included in liabilities.

During 2024, Jackson executed certain paired repurchase and reverse repurchase transactions totaling $1.5 billion pursuant to master repurchase agreements with participating bank counterparties. Under these transactions, the Company lends securities (e.g., corporate debt securities) to bank counterparties in exchange for U.S. Treasury securities that the Company then uses to provide as collateral. The paired repurchase and reverse repurchase transactions are settled on a net basis. As a result, there was no cash exchanged at initiation of these agreements. The paired transactions are offset within the financial statements and are not included in the following disclosures. These transactions are evergreened and require at least 150-days notice prior to termination.

The maturity time for borrowings are as follows (in thousands):

	2025	2024
Maximum Amount:
Overnight	$28,000	$1,823,322
2 Days to 1 Week	$2,516,723	$1,881,207
>1 Week to 1 Month	$—	$1,389,220

Ending Balance:
Overnight	$—	$—
2 Days to 1 Week	$250,293	$151,040
>1 Week to 1 Month	$750,755	$1,389,356

Short-term borrowings under such agreements averaged $1,023.9 million and $1,385.2 million during 2025 and 2024, respectively, with weighted average interest rates of 4.45% in 2025 and 5.07% in 2024. The highest level of short-term borrowings at any month end was $1,868.7 million in 2025 and $1,903.9 million in 2024. At December 31, 2025 and 2024, the outstanding repurchase agreement balance was $1,001.0 million and $1,540.4 million, respectively, collateralized with U.S. Treasury notes and maturing within 30 days, and was included within repurchase agreements in the balance sheet. In the event of a decline in the fair value of the pledged collateral under these agreements, the Company may be required to transfer cash or additional securities as pledged collateral.

Collateral received on secured borrowings is as follows (in thousands):

	2025	2024
Maximum Amount:
Cash	$2,544,723	$2,323,381
Securities (FV)	$—	$—

Ending Balance:
Cash	$1,001,048	$1,540,396
Securities (FV)	$—	$—

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
The liability to return collateral on secured borrowings is as follows (in thousands):

	2025	2024
Maximum Amount:
Cash (Collateral - All)	$2,544,723	$2,323,381
Securities Collateral (FV)	$—	$—

Ending Balance:
Cash (Collateral - All)	$1,001,048	$1,540,396
Securities Collateral (FV)	$—	$—

Interest paid totaled $44.9 million, $69.3 million, and $49.1 million in 2025, 2024, and 2023, respectively.

Note 11 - Life and Annuity Reserves

The Company waives deductions of deferred fractional premiums upon death of the insured and returns premiums paid and due beyond the date of death. A reserve is held where a surrender value is promised in excess of the minimum required basic reserves.

At December 31, 2025 and 2024, 92% and 90%, respectively, of annuity reserves and deposit liabilities were subject to surrender charges of at least 5% or at market value in the event of discretionary withdrawal by policyholders.

For policies issued on substandard lives, either the gross premiums are calculated on a rated age basis, or an extra premium is charged in addition to the standard premium at the true issue age. Mean reserves are calculated as the regular mean reserve for the plan at the rated age, the regular mean reserve for the plan at the true issue age plus one-half of the extra premium charged, or a substandard reserve based on the appropriate multiple of the standard.

The Company had insurance in force, for which the gross premiums are less than the net premiums of approximately $9.6 billion and $10.0 billion, at December 31, 2025 and 2024, respectively, according to the valuation standard set by the state of Michigan.

The Company’s incurred but not reported claim provision is based on the Company’s historical experience. The provision was $107.9 million and $106.4 million at December 31, 2025 and 2024, respectively.

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder. The Company issues RILA contracts through its separate accounts for which investment risk is borne by the Company. The Company also issues variable and RILA contracts through separate accounts where the Company contractually guarantees to the contract holder either a) return of no less than total deposits made to the contract adjusted for any partial withdrawals, b) total deposits made to the contract adjusted for any partial withdrawals plus a minimum return, or c) the highest contract value on a specified anniversary date adjusted for any withdrawals following the contract anniversary. These guarantees include benefits that are payable in the event of death (guaranteed minimum death benefit (“GMDB”)), at annuitization (guaranteed minimum income benefit (“GMIB”)), upon depletion of funds (guaranteed minimum withdrawal benefits (“GMWB”)), or at the end of a specified period (guaranteed minimum accumulation benefit ("GMAB")).

GMIB benefits are reinsured, subject to aggregate annual claim limits. Deductibles also apply on reinsurance of GMIB business issued since March 1, 2005. Reinsurance credits of $0.5 million and $0.7 million were taken in 2025 and 2024, respectively. Due to the inability to economically reinsure or hedge new issues of the GMIB, the Company discontinued offering the benefit in 2009.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Account balances of contracts were invested in variable separate accounts as follows (in millions):

	December 31,
	2025	2024
Fund type:
Equity	$157,775	$151,327
Bond	18,306	18,083
Balanced	40,425	40,081
Money market	2,210	2,432
Total	$218,716	$211,923

Reserves for associated guarantees for RILA and variable annuities are calculated using Actuarial Guideline 43 and VM-21. Required reserves associated with guaranteed benefits were nil at both December 31, 2025 and 2024 due to the reinsuring of GMDB, GMWB, and GMAB to Brooke Re.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Analysis of annuity reserves and deposit type contract liabilities by withdrawal characteristics is as follows (in thousands):

	December 31, 2025
		Guaranteed	Non-guaranteed
	General	Separate	Separate		% of
	Account	Account	Account	Total	Total
Individual Annuities:
Subject to discretionary withdrawal:
With market value adjustment	$7,028,698	$985,308	$—	$8,014,006	3.4%
At book value without market value adjustment and
adjustment and with current
surrender charge of 5% or more	897,516	17,300,350	—	18,197,866	7.6%
At fair value	—	—	196,183,634	196,183,634	82.0%
At book value without market value
adjustment and with current
surrender charge less than 5%	14,933,314	—	—	14,933,314	6.2%
Total subject to discretionary withdrawal	22,859,528	18,285,658	196,183,634	237,328,820	99.2%
Not subject to discretionary withdrawal	1,586,921	—	262,485	1,849,406	0.8%
Total gross	24,446,449	18,285,658	196,446,119	239,178,226	100.0%
Reinsurance ceded	14,648,981	—	—	14,648,981
Total, net of reinsurance	$9,797,468	$18,285,658	$196,446,119	$224,529,245

Amount with current surrender charge of 5% or more that will have less than a 5% surrender charge in the year subsequent	$330,867	$—	$—	$330,867

	December 31, 2024
		Guaranteed	Non-guaranteed
	General	Separate	Separate		% of
	Account	Account	Account	Total	Total
Individual Annuities:
Subject to discretionary withdrawal:
With market value adjustment	$2,900,220	$480,358	$—	$3,380,578	1.5%
At book value without market value adjustment and
adjustment and with current
surrender charge of 5% or more	2,053,530	10,330,385	—	12,383,915	5.5%
At fair value	—	—	188,271,182	188,271,182	83.7%
At book value without market value
adjustment and with current
surrender charge less than 5%	19,191,303	—	—	19,191,303	8.5%
Total subject to discretionary withdrawal	24,145,053	10,810,743	188,271,182	223,226,978	99.2%
Not subject to discretionary withdrawal	1,520,432	—	224,392	1,744,824	0.8%
Total gross	25,665,485	10,810,743	188,495,574	224,971,802	100.0%
Reinsurance ceded	14,215,879	—	—	14,215,879
Total, net of reinsurance	$11,449,606	$10,810,743	$188,495,574	$210,755,923

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________

	December 31, 2025
		Guaranteed	Non-guaranteed
	General	Separate	Separate		% of
	Account	Account	Account	Total	Total
Group Annuities:
Subject to discretionary withdrawal:
With market value adjustment	$99,562	$1,559	$—	$101,121	0.4%
At book value without market value adjustment and
adjustment and with current
surrender charge of 5% or more	10,240	—	—	10,240	0.1%
At fair value	—	—	18,178,006	18,178,006	79.6%
At book value without market value
adjustment and with current
surrender charge less than 5%	1,369,897	193	—	1,370,090	6.0%
Total subject to discretionary withdrawal	1,479,699	1,752	18,178,006	19,659,457	86.1%
Not subject to discretionary withdrawal	3,158,825	—	25,237	3,184,062	13.9%
Total gross	4,638,524	1,752	18,203,243	22,843,519	100.0%
Reinsurance ceded	1,061,826	—	—	1,061,826
Total, net of reinsurance	$3,576,698	$1,752	$18,203,243	$21,781,693

Amount with current surrender charge of 5% or more that will have less than a 5% surrender charge in the year subsequent	$5,685	$—	$—	$5,685

	December 31, 2024
		Guaranteed	Non-guaranteed
	General	Separate	Separate		% of
	Account	Account	Account	Total	Total
Group Annuities:
Subject to discretionary withdrawal:
With market value adjustment	$128,508	$1,852	$—	$130,360	0.5%
At book value without market value adjustment and
adjustment and with current
surrender charge of 5% or more	18,484	—	—	18,484	0.1%
At fair value	—	—	19,503,228	19,503,228	79.2%
At book value without market value
adjustment and with current
surrender charge less than 5%	1,604,952	191	—	1,605,143	6.5%
Total subject to discretionary withdrawal	1,751,944	2,043	19,503,228	21,257,215	86.3%
Not subject to discretionary withdrawal	3,354,126	—	23,334	3,377,460	13.7%
Total gross	5,106,070	2,043	19,526,562	24,634,675	100.0%
Reinsurance ceded	1,183,510	—	—	1,183,510
Total, net of reinsurance	$3,922,560	$2,043	$19,526,562	$23,451,165

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________

	December 31, 2025
		Guaranteed	Non-guaranteed
	General	Separate	Separate		% of
	Account	Account	Account	Total	Total
Deposit-type contracts:
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	—%
At book value without market value adjustment and
adjustment and with current
surrender charge of 5% or more	—	—	—	—	—%
At fair value	—	—	—	—	—%
At book value without market value
adjustment and with current
surrender charge less than 5%	1,420,069	—	—	1,420,069	12.0%
Total subject to discretionary withdrawal	1,420,069	—	—	1,420,069	12.0%
Not subject to discretionary withdrawal	10,289,350	—	103,911	10,393,261	88.0%
Total gross	11,709,419	—	103,911	11,813,330	100.0%
Reinsurance ceded	424,551	—	—	424,551
Total, net of reinsurance	$11,284,868	$—	$103,911	$11,388,779

	December 31, 2024
		Guaranteed	Non-guaranteed
	General	Separate	Separate		% of
	Account	Account	Account	Total	Total
Deposit-type contracts:
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	—%
At book value without market value adjustment and
adjustment and with current
surrender charge of 5% or more	—	—	—	—	—%
At fair value	—	—	—	—	—%
At book value without market value
adjustment and with current
surrender charge less than 5%	1,363,162	—	—	1,363,162	15.0%
Total subject to discretionary withdrawal	1,363,162	—	—	1,363,162	15.0%
Not subject to discretionary withdrawal	7,614,938	—	93,963	7,708,901	85.0%
Total gross	8,978,100	—	93,963	9,072,063	100.0%
Reinsurance ceded	37,511	—	—	37,511
Total, net of reinsurance	$8,940,589	$—	$93,963	$9,034,552

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Analysis of life reserves by withdrawal characteristics is as follows (in thousands):

	December 31, 2025
	General Account
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Term Policies with Cash Value	$—	$136,803	$436,171
Universal Life	7,569,094	7,909,673	8,380,590
Universal Life with Secondary Guarantees	1,111,925	1,075,829	1,554,775
Indexed Universal Life	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—
Indexed Life	—	—	—
Other Permanent Cash Value Life Insurance	—	2,439,289	2,618,168
Variable Life	—	—	—
Variable Universal Life	18,789	18,788	18,720
Miscellaneous Reserves	60,591	64,491	72,382
Not subject to discretionary withdrawal, or no cash values:
Term Policies with Cash Value	XXX	XXX	980,450
Accidental Death Benefits	XXX	XXX	8,502
Disability - Active Lives	XXX	XXX	8,414
Disability - Disabled Lives	XXX	XXX	177,864
Miscellaneous Reserves	XXX	XXX	559,960
Total (gross: direct + assumed)	8,760,399	11,644,873	14,815,996
Reinsurance Ceded	3,997,436	4,344,883	5,527,080
Total (net)	$4,762,963	$7,299,990	$9,288,916

December 31, 2025
	Separate Account - Guaranteed				Separate Account - Nonguaranteed
	Account Value		Cash Value	Reserve	Account Value		Cash Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Term Policies with Cash Value	$—		$—	$—	$—		$—	$—
Universal Life	—		—	—	—		—	—
Universal Life with Secondary Guarantees	—		—	—	—		—	—
Indexed Universal Life	—		—	—	—		—	—
Indexed Universal Life with Secondary Guarantees	—		—	—	—		—	—
Indexed Life	—		—	—	—		—	—
Other Permanent Cash Value Life Insurance	—		—	—	—		—	—
Variable Life	—		—	—	—		—	—
Variable Universal Life	306		306	306	121,945		121,942	122,101
Miscellaneous Reserves	—		—	—	—		—	—
Not subject to discretionary withdrawal, or no cash values:
Term Policies with Cash Value	XXX		XXX	—	XXX		XXX	—
Accidental Death Benefits	XXX	$—	XXX	—	XXX	—	XXX	—
Disability - Active Lives	XXX		XXX	—	XXX		XXX	—
Disability - Disabled Lives	XXX		XXX	—	XXX		XXX	—
Miscellaneous Reserves	XXX		XXX	—	XXX		XXX	—
Total (gross: direct + assumed)	306		306	306	121,945		121,942	122,101
Reinsurance Ceded	—		—	—	—		—	—
Total (net)	$306		$306	$306	$121,945		$121,942	$122,101

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________

	December 31, 2024
	General Account
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Term Policies with Cash Value	$—	$120,864	$482,914
Universal Life	7,727,922	8,066,221	8,524,978
Universal Life with Secondary Guarantees	1,156,505	1,116,891	1,588,147
Indexed Universal Life	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—
Indexed Life	—	—	—
Other Permanent Cash Value Life Insurance	—	2,522,877	2,721,262
Variable Life	—	—	—
Variable Universal Life	17,616	17,615	18,003
Miscellaneous Reserves	64,548	68,555	79,050
Not subject to discretionary withdrawal, or no cash values:
Term Policies with Cash Value	XXX	XXX	1,011,217
Accidental Death Benefits	XXX	XXX	8,879
Disability - Active Lives	XXX	XXX	9,350
Disability - Disabled Lives	XXX	XXX	179,979
Miscellaneous Reserves	XXX	XXX	413,480
Total (gross: direct + assumed)	8,966,591	11,913,023	15,037,259
Reinsurance Ceded	3,991,357	4,334,064	5,582,601
Total (net)	$4,975,234	$7,578,959	$9,454,658

December 31, 2024
	Separate Account - Guaranteed				Separate Account - Non-guaranteed
	Account Value		Cash Value	Reserve	Account Value		Cash Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Term Policies with Cash Value	$—		$—	$—	$—		$—	$—
Universal Life	—		—	—	—		—	—
Universal Life with Secondary Guarantees	—		—	—	—		—	—
Indexed Universal Life	—		—	—	—		—	—
Indexed Universal Life with Secondary Guarantees	—		—	—	—		—	—
Indexed Life	—		—	—	—		—	—
Other Permanent Cash Value Life Insurance	—		—	—	—		—	—
Variable Life	—		—	—	—		—	—
Variable Universal Life	301		301	301	113,245		112,673	112,691
Miscellaneous Reserves	—		—	—	—		—	—
Not subject to discretionary withdrawal, or no cash values:
Term Policies with Cash Value	XXX		XXX	—	XXX		XXX	—
Accidental Death Benefits	XXX	0	XXX	—	XXX	0	XXX	—
Disability - Active Lives	XXX		XXX	—	XXX		XXX	—
Disability - Disabled Lives	XXX		XXX	—	XXX		XXX	—
Miscellaneous Reserves	XXX		XXX	—	XXX		XXX	—
Total (gross: direct + assumed)	301		301	301	113,245		112,673	112,691
Reinsurance Ceded	—		—	—	—		—	—
Total (net)	$301		$301	$301	$113,245		$112,673	$112,691

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Universal Life Insurance Secondary Guarantees
The Company previously issued universal life contracts with secondary guarantees, also called “no-lapse” guarantees. No-lapse guarantees are offered in the form of minimum premium guarantees or no-lapse account values. Reserves are calculated according to the Standard Valuation Law, Universal Life Insurance Model Regulation, Valuation of Life Insurance Policies Model Regulation, and Actuarial Guideline 38. Reserve balances were $930.1 million and $938.9 million at December 31, 2025 and 2024, respectively.

Reserves for variable universal life contracts are calculated according to the Standard Valuation Law, Universal Life Insurance Model Regulation, Variable Life Insurance Model Regulation and Actuarial Guideline 37. Reserve balances were $138.4 million and $128.2 million at December 31, 2025 and 2024, respectively.

Fixed Interest Rate Annuity
At December 31, 2025 and 2024, approximately 92% and 94%, respectively, of the Company’s fixed interest rate annuity account values correspond to crediting rates that are at the minimum guaranteed interest rates. The following tables show the distribution of the fixed interest rate annuities’ account values, net of reinsurance, within the presented ranges of minimum guaranteed interest rates at December 31 (in millions):

	2025
Minimum Guaranteed Interest Rate	At Guaranteed Minimum	1-50bps Above	51-150bps Above	150+bps Above	Total

Variable Annuities
0.0%-1.50%	$—	$—	$—	$—	$—
1.51%-2.50%	0.7	—	—	—	0.7
>2.50%	5,223.5	91.6	—	—	5,315.1
Total	$5,224.2	$91.6	$—	$—	$5,315.8

Fixed Annuities
0.0%-1.50%	$20.2	$32.3	$—	$27.8	$80.3
1.51%-2.50%	0.3	0.1	0.6	11.1	12.1
>2.50%	3,149.6	17.7	24.0	278.4	3,469.7
Total	$3,170.1	$50.1	$24.6	$317.3	$3,562.1

Fixed Indexed Annuities
0.0%-1.50%	$3.3	$11.4	$2.1	$28.1	$44.9
1.51%-2.50%	0.1	0.2	0.1	—	0.4
>2.50%	36.0	—	86.5	53.3	175.8
Total	$39.4	$11.6	$88.7	$81.4	$221.1

RILA
0.0%-1.50%	$5.4	$—	$3.2	$3.3	$11.9
1.51%-2.50%	—	—	—	—	—
>2.50%	117.2	92.6	—	—	209.8
Total	$122.6	$92.6	$3.2	$3.3	$221.7

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________

	2024
Minimum Guaranteed Interest Rate	At Guaranteed Minimum	1-50bps Above	51-150bps Above	150+bps Above	Total

Variable Annuities
0.0%-1.50%	$—	$—	$—	$—	$—
1.51%-2.50%	0.4	—	—	—	0.4
>2.50%	6,013.2	—	—	—	6,013.2
Total	$6,013.6	$—	$—	$—	$6,013.6

Fixed Annuities
0.0%-1.50%	$28.2	$37.0	$15.7	$—	$80.9
1.51%-2.50%	0.4	0.1	0.6	11.4	12.5
>2.50%	2,634.5	19.0	24.8	265.0	2,943.3
Total	$2,663.1	$56.1	$41.1	$276.4	$3,036.7

Fixed Indexed Annuities
0.0%-1.50%	$2.7	$7.7	$2.0	$37.6	$50.0
1.51%-2.50%	0.1	0.1	0.2	—	0.4
>2.50%	17.4	—	94.2	28.2	139.8
Total	$20.2	$7.8	$96.4	$65.8	$190.2

RILA
0.0%-1.50%	$6.3	$—	$3.3	$3.6	$13.2
1.51%-2.50%	—	—	—	—	—
>2.50%	81.8	10.4	—	—	92.2
Total	$88.1	$10.4	$3.3	$3.6	$105.4

Deferred Premiums and Considerations
Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2025 were as follows (in thousands):

Type	Gross	Net of Loading
Industrial	$3	$1
Ordinary new business	366,145	366,025
Ordinary renewal	55,656	50,605
Group Life	(1,762)	(1,780)
Totals	$420,042	$414,851

Note 12 – Separate Accounts

The assets of the non-guaranteed insulated separate account support variable life and variable annuity products and are carried at fair value. The assets of the guaranteed non-insulated separate account support RILA and are carried at book value, which refers to the value at which those assets would be carried if held in the general account. Reserves of the non-guaranteed separate accounts are subject to discretionary withdrawal at fair value. Reserves for minimum guaranteed death benefits on variable life, variable annuity, and RILA contracts, as well as minimum guaranteed living benefits on variable annuity and RILA contracts, are held in the general account.

The Company has entered into securities lending agreements with agent banks, for the purpose of earning fees, whereby blocks of securities are loaned to third parties, primarily major brokerage firms. The agreements require collateral with a minimum fair value of 102 percent of the fair value of the loaned securities, calculated on a daily basis. To further minimize the credit risks related to these programs, the financial condition of the counterparties is monitored by the agent banks on a regular basis. Cash collateral received is invested by the agent banks for the benefit of the Company and is included on the balance sheet.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
For the year ended December 31, 2025 the Company loaned securities in the amount of $10.6 million attributable to RILA products in accordance with securities lending transactions.

A reconciliation of net transfers to separate accounts for the years ended December 31, 2025, 2024, and 2023 is as follows (in thousands):

	2025	2024	2023
Transfers as reported in the Summary of Operations of the Separate
Accounts Statement:
Transfers to separate accounts	$19,644,460	$14,952,419	$12,322,649
Transfers from separate accounts	29,324,140	25,173,110	15,763,006
Net transfers from separate accounts	(9,679,680)	(10,220,691)	(3,440,357)
Reconciling adjustments:
Benefit (guaranteed minimum income/withdrawal) and other fees	(2,609,155)	(2,628,573)	(2,625,142)
Modified coinsurance	(493,671)	(1,028,362)	(496,296)
Income on reinsurance receivable from affiliate	(1,680,871)	(742,117)	—
Other	61,383	73,077	47,741
Transfers as reported in the accompanying Statements of Operations	$(14,401,994)	$(14,546,666)	$(6,514,054)

For the insulated separate account, the difference between the CARVM reserve and the fair value of assets is recognized as an expense allowance in the general account. The CARVM allowance reduced the general account liability by $3.9 billion and $4.0 billion for December 31, 2025 and 2024, respectively.

The amount of risk charges paid by the separate account to the general account for the past five years as compensation for the risk taken by the general account are as follows (in millions):

Year	Amount
2025	$2,892
2024	$2,950
2023	$2,946
2022	$2,901
2021	$2,693

Premiums, considerations, or deposits to separate accounts for 2025, 2024, and 2023 are as follows (in thousands):

	Non-indexed
	Guarantee	Non-indexed	Non-guaranteed
	Less than/equal	Guarantee	Separate
	to 4%	More than 4%	Accounts	Total
Premiums, considerations or
deposits for year ended
December 31, 2025	$6,015,005	—	12,278,614	$18,293,619
December 31, 2024	$5,176,835	—	9,047,582	$14,224,417
December 31, 2023	$2,803,576	—	7,910,010	$10,713,586

Reserves in the separate accounts totaled $233.2 billion and $219.0 billion at December 31, 2025 and 2024, respectively.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Withdrawal characteristics of separate account reserves for 2025 are as follows (in thousands):

	Non-indexed
	Guarantee	Non-indexed	Non-guaranteed
	Less than/equal	Guarantee	Separate
	to 4%	More than 4%	Accounts	Total
For accounts with assets at:
Fair value	$2,265	$804	$214,875,375	$214,878,444
Amortized cost	18,284,647	—	—	18,284,647
Total reserves	$18,286,912	$804	$214,875,375	$233,163,091
By withdrawal characteristics:
With market value adjustment	$986,562	$804	$—	$987,366
At book value without market
value adjustment and with
current surrender charge of
5% or more	17,300,350	—	—	17,300,350
At fair value	—	—	214,483,742	214,483,742
At book value without market
value adjustment and with
current surrender charge less
than 5%	—	—	—	—
Subtotal	$18,286,912	$804	$214,483,742	$232,771,458
Not subject to discretionary
withdrawal	—	—	391,633	391,633
Total	$18,286,912	$804	$214,875,375	$233,163,091

Note 13 - Employee Retirement Plans

The Company has a defined contribution retirement plan covering substantially all associates. Associates are immediately eligible to participate in the Company's matching contribution. To be eligible to participate in the Company’s profit sharing contribution, an associate must have attained the age of 21, completed at least 1,000 hours of service in a 12-month period and passed their 12-month employment anniversary. In addition, the associate must be employed on the applicable January 1 or July 1 entry date. The Company's annual profit sharing contributions, as declared by the Company's Board of Directors, are based on a percentage of eligible compensation paid to participating associates during the year. In addition, the Company matches a participant’s elective contribution, up to 6 percent of eligible compensation, to the plan during the year. The Company’s expense related to this plan was $22.6 million, $21.2 million, and $18.6 million in 2025, 2024, and 2023, respectively.

The Company maintains non-qualified voluntary deferred compensation plans for independent agents and certain associates of Jackson and certain affiliates. At December 31, 2025 and 2024, the liability for such plans totaled $316.9 million and $308.5 million, respectively. The Company’s expense related to these plans, for the change in market value of plan liabilities for participant elected deferrals, was $42.7 million, $47.2 million, and $56.5 million in 2025, 2024, and 2023, respectively.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Note 14 – Other Related Party Transactions

The Company’s investment portfolio is managed by PPM, a registered investment advisor. PPM is ultimately a wholly owned subsidiary of Jackson Financial. The Company paid $48.1 million, $47.7 million, and $53.8 million to PPM for investment advisory services in 2025, 2024, and 2023, respectively.

The Company has entered into shared services and administrative agreements with certain affiliates. Under the agreements, Jackson allocated $110.3 million, $107.5 million, and $104.2 million of certain management and administrative services expenses to affiliates in 2025, 2024, and 2023, respectively.

The Company has a Master Repurchase Agreement with Jackson Financial Inc., which allows for repurchase agreement transactions between the companies. There were no such borrowings during 2025 and 2024. There was no outstanding balance at both December 31, 2025 and 2024. There was no interest paid during 2025, 2024, and 2023.

The Company has an Administrative Services agreement with Jackson National Asset Management, LLC (“JNAM”). JNAM guarantees to annually pay at least 95% of its net operating earnings to Jackson as sole member of JNAM which will be payable monthly. In 2025, 2024, and 2023, the Company received membership distributions of $747.0 million, $651.5 million, and $607.0 million, respectively, from JNAM.

The Company provides a $100.0 million revolving credit facility to Jackson Financial, an upstream holding company. The loan is unsecured and matures in December 2026, accrues interest at Secured Overnight Financial Rate ("SOFR") plus 2% plus 0.12% spread adjustment, and has a commitment fee of 0.10% per annum. There was no outstanding balance at both December 31, 2025 and 2024. The highest outstanding loan balance during 2025 and 2024 was nil, respectively. Interest and commitment fees totaled $100 thousand during 2025, 2024, and 2023, respectively.

The Company provides a $35.0 million revolving credit facility to PPM. The loan was amended on September 30, 2023, is unsecured, matures in September 2028, accrues interest at SOFR plus 2% plus 0.12% spread adjustment, and has a commitment fee of 0.10% per annum. At both December 31, 2025 and 2024, the outstanding balance was nil. The highest outstanding loan balance during 2025 and 2024 was nil and $32.0 million, respectively. Interest and commitment fees totaled $35.0 thousand, $1.1 million, and $0.9 million during 2025, 2024, and 2023, respectively.

The Company provided a $20.0 million revolving credit facility to Jackson Holdings, LLC, an upstream holding company, which terminated June 30, 2023. The loan was unsecured, accrued interest at LIBOR plus 2% per annum and had a commitment fee of 0.25% per annum. Interest and commitment fees totaled $25 thousand during 2023.

During 2025, 2024, and 2023, the Company recognized impairment write downs of nil, $0.9 million, and $4.2 million, respectively, on subsidiary investments.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Note 15 – Commitments and Contingent Liabilities

The Company and its subsidiaries are involved in litigation arising in the ordinary course of business. It is the opinion of management that the ultimate disposition of such litigation will not have a material adverse effect on the Company's financial condition. Jackson has been named in civil litigation proceedings, which appear to be substantially similar to other class action litigation brought against many life insurers, including allegations of misconduct in the sale of insurance products. The Company accrues for legal contingencies once the contingency is deemed to be probable and reasonably estimable. At December 31, 2025 and 2024, Jackson recorded accruals totaling $566 thousand and $207 thousand, respectively.

The Company has provided an unlimited guarantee for the policyholder obligations of its wholly owned life insurance subsidiary, Jackson New York. The maximum potential amount of future payments cannot be estimated as Jackson New York continues to write new business. This guarantee is not expected to result in future required payments by the Company and is not considered to result in a material contingent exposure of the Company’s assets to liability because the Company and Jackson New York share the same management and Jackson New York is subject to regulatory supervision of the state of New York. Accordingly, the Company has not accrued any liability for this guarantee (exception allowed under SSAP No. 5, paragraph 19f).

The Company is a party to an Uncommitted Money Market Line Credit Agreement dated April 6, 2023 among Jackson, Jackson Financial, and Société Générale. This agreement is an uncommitted short-term cash advance facility that provides an additional form of liquidity to Jackson and to Jackson Financial. The aggregate borrowing capacity under the agreement is $500.0 million and each cash advance request must be at least $100 thousand. The interest rate is set by the lender at the time of the borrowing and is fixed for the duration of the advance. Jackson and Jackson Financial are jointly and severally liable to repay any advance under the agreement, which must be repaid prior to the last day of the quarter in which the advance was drawn.

At December 31, 2025 and 2024, the Company had unfunded commitments related to its investments in limited partnerships and limited liability companies totaling $677.7 million and $928.8 million, respectively, including $64.3 million and $27.7 million, respectively, to limited partnerships and limited liability companies on which the Company has recognized an impairment charge. At December 31, 2025 and 2024, the Company had funded commitments related to fixed-rate mortgage loans and other debt securities totaling $319.0 million and $499.0 million, respectively. Lines of credit available to affiliates totaled $135.0 million at both December 31, 2025 and 2024.

At December 31, 2025 and 2024, the Company had pledged mortgage related securities and commercial mortgage loans with a fair value of $2.7 billion and $4.0 billion, respectively, in connection with funding agreements issued to and borrowed money from the FHLBI. Securities for which all or a portion of Jackson’s holdings have been pledged continue to be reported as invested assets.

In connection with the reinsurance treaty with Jackson New York described in Note 7, Jackson placed high quality securities with a carrying value and fair value of $1,091.8 million and $1,056.3 million, respectively, at December 31, 2025, in a trust for the benefit of Jackson New York. Securities in the trust had a carrying value and fair value at December 31, 2024 of $1,233.0 million and $1,170.4 million, respectively. The trust is required in order for Jackson New York to record a credit for the reserves ceded to Jackson. The securities are reported as invested assets.

In connection with other life business ceded to non-affiliates, Jackson placed high quality securities in a trust for the benefit of the assuming company. These securities had a carrying value and fair value of $273.1 million and $275.3 million, respectively, at December 31, 2025. These securities had a carrying value and fair value at December 31, 2024 of $235.4 million and $229.8 million, respectively. The securities are reported as invested assets.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
The Company leases office space and equipment under several operating leases that expire at various dates through 2051. Certain leases include escalating lease rates and, as a result, at December 31, 2025, Jackson recorded a liability of $4.3 million for future lease payments. Lease expense was $45.1 million, $41.6 million, and $39.7 million in 2025, 2024, and 2023, respectively.

At December 31, 2025, future minimum payments under noncancellable operating leases were as follows (in thousands):

2026	$10,923
2027	8,759
2028	7,852
2029	6,973
2030	6,671
Thereafter	36,417
Total	$77,595

The Company has separate service agreements with third party administrators to provide policyholder administrative services. The agreements, subject to certain termination provisions, have ten and twelve-year terms and expire in 2030.

Note 16 – Share-Based Compensation

2021 Omnibus Incentive Plan

In April 2021, the Jackson Financial’s Board of Directors adopted, and Jackson Financial’s shareholders approved, the 2021 Omnibus Incentive Plan (the "2021 OIP"). The 2021 OIP became effective upon Jackson Financial becoming an independent public company. The Company participates in the 2021 OIP.

The 2021 OIP allows for stock-based awards including stock options, stock appreciation rights, restricted share awards, performance share awards, and deferred share units. The 2021 OIP has a ten-year term, expiring in September 2031. Jackson Financial currently has Restricted Share Unit and Performance Share Unit equity-based compensation awards outstanding. Dividend equivalents are generally accrued on restricted share units and performance share units outstanding as of the record date. These dividend equivalents are paid only on restricted share units and performance share units that ultimately vest. Generally, the requisite service period is the vesting period. In the case of retirement (eligibility for which is based on the associate's age and years of service as provided in the relevant award agreement), awards vest in full, but are subject to the satisfaction of any applicable performance criteria and paid in line with the original vesting date.

Cash settled awards issued under the 2021 OIP are liability-classified awards. These liability-classified awards are carried at fair value as of the reporting date and are recognized in other liabilities along with any accrued compensation expense. At December 31, 2025 and 2024, the Company had $100.6 million and $102.5 million accrued for future payments under this plan, respectively. Share settled awards issued under the 2021 OIP are equity-classified awards. Jackson Financial allocates a portion of the compensation expense associated with the share-settled awards to Jackson, which the Company settles with Jackson Financial monthly, on a one-month lag.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Restricted Share Units ("RSU"s)
Jackson Financial grants RSUs to certain associates and non-employee directors. The majority of associate RSUs are expected to vest in three equal installments on the first through third anniversaries of the grant date over a 3-year service period, subject to forfeiture and transfer restrictions, and are payable in cash or shares of Jackson Financial common stock at Jackson Financial’s discretion. RSUs have immediate dividend rights and voting rights upon issuance of underlying shares when the share units vest. In lieu of cash dividend payments, the dividends on unvested RSUs are awarded in additional units equal to the value of the dividends, and are subject to the same vesting and distribution conditions as the underlying RSU.

At December 31, 2025 and 2024, there were 1,144,427 and 1,460,535, respectively, non-vested RSUs, with a weighted average grant price of $66.05 and $48.90.

Performance Share Units ("PSU"s)
Jackson Financial grants PSUs to certain associates. PSU vesting is contingent on meeting a specified service requirement and the level of achievement of performance conditions. The PSU awards entitle recipients to receive, upon vesting, a number of units that ranges from 0% to 200% of the number of PSUs awarded, depending on the level of achievement of the specified performance conditions. For PSUs granted in 2025 and 2024, the awards also include a vesting modifier based on Jackson Financial's performance relative to a defined peer group. The awards are generally expected to vest after a period of three years, subject to forfeiture and transfer restrictions, and are payable in cash or shares of Jackson Financial common stock, generally at the discretion of Jackson Financial. Award recipients have immediate dividend rights and voting rights upon issuance of underlying shares when the share units vest. The dividends on unvested PSUs are awarded in additional units equal to the value of the dividends, and are subject to the same vesting and distribution conditions as the underlying PSUs.

At December 31, 2025 and 2024, there were 141,466 and 297,693, respectively, non-vested PSUs, with a weighted average grant price of $49.39 and $40.85.

Compensation Cost
Jackson Financial charges the fair value of the RSUs and PSUs to expense over the requisite service period. The fair value of equity-classified RSUs and PSUs is based on the price of Jackson Financial’s common stock on the grant date. The fair value of liability-classified RSUs and PSUs is based on the price of Jackson Financial’s common stock as of the reporting date. For performance-based awards, Jackson Financial estimates the number of shares expected to vest at the end of the performance period based on the probable achievement of the performance objectives. RSUs have graded vesting features and the Company recognizes expense for those awards on a straight-line basis over the requisite service period. Jackson Financial recognizes forfeitures as they occur when recognizing share-based compensation expense.

For most of the equity-classified RSUs and PSUs, the fair value is based on the price of Jackson Financial's common stock on the grant date. For PSU equity awards granted in 2025 and 2024, the Company measures fair value using a Monte Carlo simulation that considers the Company’s projected total shareholder return (“TSR”) relative to a defined group of peers as well as other inputs to estimate the grant date fair value of awards.
For liability-classified RSUs and most liability-classified PSUs, the fair value is based on the price of Jackson Financial’s common stock as of the reporting date. For PSU liability awards granted in 2023, the Company uses a Monte Carlo simulation that considers the Company’s projected TSR relative to a defined group of peers as well as other inputs to estimate the grant date fair value of awards.

Total compensation expense recognized under the plans was $102.3 million, $131.6 million, and $85.1 million for the years ended December 31, 2025, 2024, and 2023, respectively.

Unrecognized compensation cost for RSUs and PSUs under the 2021 OIP as of December 31, 2025, 2024, and 2023, was $54.4 million, $52.1 million, and $39.8 million, respectively, with a weighted average recognition period of 1.02 years, 1.09 years, and 1.19 years.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Note 17 – Asset-Backed Securities’ Other-Than-Temporary Impairments

The following table (shown in dollars) details asset-backed securities with a recognized other-than-temporary impairment recorded in 2025.

CUSIP	Book/Adj Carrying Value Amortized cost before current period OTTI	Projected Cash Flows	Recognized other-than-temporary impairment	Amortized cost after other-than-temporary impairment	Fair Value	Financial Statement Reporting Period
00442JAD6	$280,839	$278,981	$1,858	$278,981	$251,411	Q1-2025
12669FZZ9	1,156,646	1,097,175	59,471	1,097,175	1,029,818	Q1-2025
36185MEV0	2,632,700	2,629,449	3,251	2,629,449	2,442,042	Q1-2025
36262TAJ2	11,000,000	9,606,398	1,393,602	9,606,398	9,606,398	Q1-2025
41161PVF7	1,690,024	1,336,496	353,528	1,336,496	1,336,496	Q1-2025
41161UAC6	955,921	904,762	51,159	904,762	841,910	Q1-2025
466247ER0	47,005	45,928	1,076	45,928	45,375	Q1-2025
57643MJV7	445,348	62,614	382,733	62,614	62,614	Q1-2025
81743QAJ3	2,916,709	2,862,269	54,440	2,862,269	2,801,000	Q1-2025
81744LAN4	1,171,361	1,167,760	3,601	1,167,760	1,059,564	Q1-2025
91863*AA3	56,147,041	55,468,069	678,972	55,468,069	45,159,917	Q1-2025
91863*AB1	7,770,996	6,630,560	1,140,435	6,630,560	1,979,272	Q1-2025
00442JAD6	280,782	277,927	2,855	277,927	256,441	Q2-2025
36185MEV0	2,612,679	2,558,289	54,390	2,558,289	2,411,357	Q2-2025
41161UAC6	900,726	845,441	55,285	845,441	800,528	Q2-2025
466247ER0	46,899	46,083	815	46,083	45,720	Q2-2025
81744LAN4	1,163,471	1,159,823	3,647	1,159,823	1,062,577	Q2-2025
91863*AA3	56,176,399	36,477,437	19,698,962	36,477,437	26,214,576	Q2-2025
91863*AB1	7,207,090	82,216	7,124,874	82,216	82,216	Q2-2025
12669FZZ9	751,217	640,077	111,140	640,077	599,545	Q3-2025
36185MEV0	2,561,983	2,499,826	62,157	2,499,826	2,409,912	Q3-2025
466247ER0	47,052	45,948	1,104	45,948	45,782	Q3-2025
91863*AA3	36,473,074	24,094,421	12,378,653	24,094,421	17,602,785	Q3-2025
00442JAD6	274,921	269,298	5,623	269,298	248,004	Q4-2025
12669FZZ9	597,482	591,498	5,984	591,498	591,498	Q4-2025
36185MEV0	2,515,603	2,459,367	56,236	2,459,367	2,382,384	Q4-2025
41161PVF7	1,267,910	1,259,706	8,204	1,259,706	1,259,706	Q4-2025
466247ER0	46,788	45,735	1,053	45,735	45,623	Q4-2025
81744LAN4	1,150,165	1,119,906	30,260	1,119,906	1,053,733	Q4-2025
872660AA3	47,422,275	40,967,678	6,454,597	40,967,678	31,896,222	Q4-2025
91863*AA3	24,094,421	17,602,785	6,491,637	17,602,785	17,602,785	Q4-2025
91863*AB1	82,216	33,495	48,721	33,495	33,495	Q4-2025
Total			$56,720,323

        Schedule 1

Additional Information
Jackson National Life Insurance Company
Supplemental Schedule of Selected Financial Data
December 31, 2025

Investment income earned

U.S. government bonds	$64,278,074
Other bonds (unaffiliated)	1,222,998,471
Bonds exempt from U.S. tax	—
Bonds of affiliates	2,181,413
Preferred stocks (unaffiliated)	7,757,130
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	10,084,084
Common stocks of affiliates	75,000,000
Mortgage loans	433,863,271
Real estate	37,809,539
Contract loans	400,136,276
Cash, cash equivalents and short-term investments	169,477,522
Derivative instruments	185,808,987
Other invested assets	766,499,713
Aggregate write-ins for investment income	8,229,064
Total investment income	$3,384,123,544

Real estate owned - book value less encumbrances	$230,509,086

Mortgage loans by type - book value
Farm mortgages	$—
Residential mortgages	937,653,692
Commercial mortgages	7,740,594,700
Total mortgage loans	$8,678,248,392

Mortgage loans by standing - book value
Good standing	$8,456,427,932
Good standing with restructured loans	$40,802,349
Interest overdue more than 90 days, not in foreclosure	$135,953,122
Foreclosure in process	$45,064,989

Other long term assets - statement value	$2,709,268,742

Contract loans	$4,220,099,858

Bonds & stocks of parents, subsidiaries and affiliates - book value
Bonds	$11,651,614
Preferred stocks	$—
Common stocks	$723,508,587

(Continued)

        Schedule 1

Additional Information
Jackson National Life Insurance Company
Supplemental Schedule of Selected Financial Data
December 31, 2025

Bonds and short-term investments by class and maturity:
Bonds by maturity - statement value
Due within one year or less	$3,354,228,344
Over 1 year through 5 years	10,708,876,561
Over 5 years through 10 years	5,512,571,098
Over 10 years through 20 years	7,333,323,951
Over 20 years	4,908,689,901
Total by maturity	$31,817,689,855

Bonds by class - statement value
Class 1	$19,875,201,242
Class 2	11,506,001,291
Class 3	330,605,999
Class 4	31,293,079
Class 5	23,292,600
Class 6	51,295,644
Total by class	$31,817,689,855

Total bonds publicly traded	$17,961,191,155
Total bonds privately placed	$13,856,498,700

Preferred stocks - statement value	$129,703,058
Common stocks - market value	$862,158,584
Short-term investments - book value	$3,999,421
Options, caps and floors owned - statement value	$114,368,392
Options, caps and floors written & in force - statement value	$—
Collar, swap and forward agreements open - statement value	$84,254,483
Futures contracts open - current value	$—
Cash on deposit	$(53,512,780)
Cash equivalents	$3,675,886,304

Life insurance in force
Industrial	$202,808,000
Ordinary	$37,520,236,000
Credit life	$—
Group life	$726,320,000

Amount of accidental death benefits in force under ordinary policies	$1,187,386,000

(Continued)

        Schedule 1

Additional Information
Jackson National Life Insurance Company
Supplemental Schedule of Selected Financial Data
December 31, 2025

Life insurance policies with disability provisions in force
Industrial	$52,000
Ordinary	$2,731,183,000
Credit life	$—
Group life	$127,861,000

Supplementary contracts in force:
Ordinary - not involving life contingencies-
Amount on deposit	$153,509,417
Income payable	$9,061,760

Ordinary - involving life contingencies-
Amount on deposit	$12,671,720
Income payable	$4,680,708

Group - not involving life contingencies-
Amount on deposit	$207,419
Income payable	$62,624

Group - involving life contingencies-
Amount on deposit	$13,872,006
Income payable	$1,870,030

Annuities:
Ordinary-
Immediate - amount of income payable	$15,218,378
Deferred - fully paid account balance	$2,848,838,403
Deferred - not fully paid - account balance	$6,799,723,317

Group-
Amount of income payable	$406,473,505
Fully paid account balance	$5,835,953
Not fully paid - account balance	$508,067,774

Accident and health insurance - premiums in force:
Ordinary	$—
Group	$—
Credit	$—

Deposit funds and dividend accumulations:
Deposit funds - account balance	$647,484,483
Dividend accumulations - account balance	$45,950,554

See accompanying independent auditors' report.

Schedule 2
JACKSON NATIONAL LIFE INSURANCE COMPANY
Supplemental Investment Risks Interrogatories
December 31, 2025

1)	Total admitted assets (excluding Separate Accounts):			$58,549,211,357

2)	10 largest exposures to a single issuer/borrower/investment (excluding US Government):

	Issuer	Category	Amount	Percentage
	JACKSON NATIONAL LIFE INS OF NEW YORK	AFFILIATED DOMESTIC SECURITIES	$721,897,145	1.2%
	PPM AMERICA PRIVATE EQUITY FUND VIII-A, L.P.	AFFILIATED DOMESTIC PARTNERSHIP	$354,025,152	0.6%
	AP TUNDRA	UNAFFILIATED DOMESTIC SECURITIES/PARTNERSHIP	$271,723,796	0.5%
	DUKE ENERGY	UNAFFILIATED DOMESTIC SECURITIES	$249,732,458	0.4%
	LPF - 1000 JEFFERSON	UNAFFILIATED COMMERCIAL MORTGAGE	$174,220,000	0.3%
	ALDAR INVESTMENTS HYBRID LIMIT	UNAFFILIATED DOMESTIC SECURITIES	$166,500,000	0.3%
	SOUTHERN CO GAS CAPITAL	UNAFFILIATED DOMESTIC SECURITIES	$165,770,998	0.3%
	MORGAN STANLEY BANK NA	UNAFFILIATED DOMESTIC SECURITIES	$158,287,659	0.3%
	LPF - PARK 5940 MED DIST APTS	UNAFFILIATED COMMERCIAL MORTGAGE	$154,861,595	0.3%
	NNN AGP OPP II VARIOUS	UNAFFILIATED COMMERCIAL MORTGAGE	$151,955,996	0.3%

3)	Amounts and percentages of total admitted assets held in bonds and preferred stocks by NAIC rating.

	Bonds	Amount	Percentage	Preferred Stock	Amount	Percentage
	NAIC-1	$19,875,201,242	33.9%	P/RP-1	$22,217,193	0.0%
	NAIC-2	$11,506,001,291	19.7%	P/RP-2	$75,055,978	0.1%
	NAIC-3	$330,605,999	0.6%	P/RP-3	$31,815,637	0.1%
	NAIC-4	$31,293,079	0.1%	P/RP-4	$—	0.0%
	NAIC-5	$23,292,600	0.0%	P/RP-5	$—	0.0%
	NAIC-6	$51,295,644	0.1%	P/RP-6	$614,250	0.0%

4)	Assets held in foreign investments:
		Amount	Percentage
	Total admitted assets held in foreign investments	$3,689,579,630	6.3%
	Foreign-currency-denominated investments	$1,011,276,397	1.7%
	Insurance liabilities denominated in that same foreign currency	$—	0.0%

5)	Aggregate foreign investment exposure categorized by NAIC sovereign rating:
		Amount	Percentage
	Countries rated NAIC-1	$3,437,014,711	5.9%
	Countries rated NAIC-2	$221,253,206	0.4%
	Countries rated NAIC-3 or below	$31,311,714	0.1%

6)	Two largest foreign investment exposures in a single country, categorized by the country's NAIC sovereign rating:
		Amount	Percentage
	Countries rated NAIC-1:
	UNITED KINGDOM	$894,942,365	1.5%
	CAYMAN ISLANDS	$494,165,715	0.8%
	Countries rated NAIC-2:
	MEXICO	$72,906,814	0.1%
	INDONESIA	$43,497,319	0.1%
	Countries rated NAIC-3 or below:
	COLOMBIA	$16,454,378	0.0%
	MOROCCO	$7,824,169	0.0%

(Continued)

Schedule 2, Continued

JACKSON NATIONAL LIFE INSURANCE COMPANY
Supplemental Investment Risks Interrogatories
December 31, 2025

7)	There is no unhedged foreign currency exposure.
8)	There is no unhedged foreign currency exposure.
9)	There is no unhedged foreign currency exposure
10)	Ten largest foreign investment exposures in a single country, categorized by the country's NAIC sovereign rating:
	Issuer	NAIC Rating	Amount	Percentage
	EMBASSY DEVELOPMENT E S. A. R.L.;	MORTGAGE LOAN	$89,178,481	0.2%
	UBS GROUP AG	2	$87,406,730	0.1%
	DYSON FINANCE LIMITED	1	$71,140,940	0.1%
	TAKEDA PHARMACEUTICAL CO LTD	2	$70,082,839	0.1%
	BROOKFIELD UTILITIES UK LTD	2	$66,017,700	0.1%
	PATRIZIA INDUSTRIAL PLATFORM	MORTGAGE LOAN	$64,996,182	0.1%
	1887 CO LTD	2	$55,239,300	0.1%
	EVOS FINANCE BV	2	$55,000,000	0.1%
	ELLEVIO HOLDING 1 AB	2	$54,000,000	0.1%
	SAFRAN	1	$50,000,000	0.1%

11)	There were no assets held in Canadian investments that exceeded 2.5% of the Company's total admitted assets.
12)	There were no assets held in investments with contractual sales restrictions that exceeded 2.5% of the Company's total admitted assets.

13)	Amounts and percentages of admitted assets held in the ten largest equity interests:
	Issuer	Amount	Percentage
	JACKSON NATIONAL LIFE INS OF NEW YORK	$721,897,145	1.2%
	PPM AMERICA PRIVATE EQUITY FUND VIII-A, L.P.	$354,025,152	0.6%
	SFR DELOS PARTNERS, L.P.	$126,496,124	0.2%
	FHLBI	$118,569,200	0.2%
	MOTIVE CAPITAL FUND II-A, L.P.	$106,084,950	0.2%
	PRETIUM OLYMPUS JV, L.P.	$105,708,236	0.2%
	JNAM LLC/JNFS LLC	$64,493,096	0.1%
	BLUE OWL DIGITAL INFRASTRUCTURE FUND II, L.P.	$59,110,765	0.1%
	AA GP SOLUTIONS FUND, L.P.	$57,638,827	0.1%
	NNN AGP OPPORTUNITIES FUND II, L.P.	$55,232,258	0.1%

14)	There were no assets held in nonaffiliated, privately placed equities, exceeding 2.5% of the Company’s total admitted assets.
15)	There were no assets held in general partnership interests that exceeded 2.5% of the Company’s total admitted assets.

16)	Amounts and percentages of total admitted assets held in the ten largest mortgage loans:
	Type		Amount	Percentage
	COMMERCIAL		$174,220,000	0.3%
	COMMERCIAL		$154,861,595	0.3%
	COMMERCIAL		$151,955,996	0.3%
	COMMERCIAL		$101,297,822	0.2%
	COMMERCIAL		$100,965,126	0.2%
	COMMERCIAL		$93,101,365	0.2%
	COMMERCIAL		$92,592,887	0.2%
	COMMERCIAL		$89,178,481	0.2%
	COMMERCIAL		$83,214,224	0.1%
	COMMERCIAL		$82,500,000	0.1%

	Amount and percentage of the reporting entity's total admitted assets held in the following categories of mortgage loans:
	16.12	Construction loans	$—	0.0%
	16.13	Mortgage loans over 90 days past due	$135,953,125	0.2%
	16.14	Mortgage loans in the process of foreclosure	$42,558,688	0.1%
	16.15	Mortgage loans foreclosed	$17,181,579	0.0%
	16.16	Restructured mortgage loans	$40,802,349	0.1%

(Continued)

Schedule 2, Continued

JACKSON NATIONAL LIFE INSURANCE COMPANY
Supplemental Investment Risks Interrogatories
December 31, 2025

17)	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:
		Commercial
	Loan to Value	Amount	Percentage
	above 95%	$178,029,258	0.3%
	91 to 95%	$91,605,706	0.2%
	81 to 90%	$118,569,171	0.2%
	71 to 80%	$1,108,817,133	1.9%
	below 70%	$6,243,573,454	10.7%

		Residential
	Loan to Value	Amount	Percentage
	above 95%	$60,684,483	0.1%
	91 to 95%	$9,701,334	0.0%
	81 to 90%	$42,176,795	0.1%
	71 to 80%	$69,064,420	0.1%
	below 70%	$753,520,347	1.3%

18)	There were no assets held in real estate that exceeded 2.5% of the Company's total admitted assets.
19)	There were no assets held in mezzanine real estate loans that exceeded 2.5% of the Company’s total admitted assets.
20)	Amounts and percentages of total admitted assets subject to the following types of agreements:

	At year end		At end of each quarter
Agreement type	Amount	Percentage	1st Qtr	2nd Qtr	3rd Qtr
Securities lending	$22,968,710	0.0%	$54,845,429	$26,261,801	$20,425,192
Repurchase	2,705,404,741	4.6%	2,866,795,821	2,837,874,019	2,723,034,644
Reverse repurchase	—	0.0%	—	—	—
Dollar repurchase	—	0.0%	—	—	—
Dollar reverse repurchase	—	0.0%	—	—	—

21)	Amounts and percentages of total admitted assets for warrants not attached to other financial instruments, options, caps and floors:

	Owned		Written
Type	Amount	Percentage	Amount	Percentage
Hedging	$114,368,392	0.2%	$—	—%

22)	Amounts and percentages of total admitted assets of potential exposure for collars, swaps and forwards:

	At year end		At end of each quarter
Type	Amount	Percentage	1st Qtr	2nd Qtr	3rd Qtr
Hedging	$104,606,094	0.2%	$76,575,369	$87,727,741	$91,797,592

23)	Amounts and percentages of total admitted assets of potential exposure for futures contracts:

	At year end		At end of each quarter
Type	Amount	Percentage	1st Qtr	2nd Qtr	3rd Qtr
Hedging	$958,166,644	1.6%	$1,030,754,979	$893,641,265	$997,063,193

See accompanying independent auditors' report.

Schedule 3
JACKSON NATIONAL LIFE INSURANCE COMPANY
Summary Investment Schedule
December 31, 2025

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
Investment Categories	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total Amount	Percentage
Issuer credit obligations:
U.S. government obligations	3,223,572,456	6.32%	3,223,572,456	—	3,223,572,456	6.32%
Other U.S. government obligations	117,150,473	0.23%	117,150,473	—	117,150,473	0.23%
Non-U.S. sovereign jurisdiction securities	462,978,447	0.91%	462,978,447	—	462,978,447	0.91%
Municipal bonds - general obligations	85,384,095	0.17%	85,384,095	—	85,384,095	0.17%
Municipal bonds - special revenue	411,457,331	0.81%	411,457,331	—	411,457,331	0.81%
Project finance bonds issued by operating entities	999,889,245	1.96%	743,157,607	—	743,157,607	1.46%
Corporate bonds	18,008,527,049	35.32%	18,287,889,933	—	18,287,889,933	35.87%
Mandatory convertible bonds	715,676	—%	715,676	—	715,676	—%
Single entity backed obligations	1,342,913,055	2.63%	1,338,400,113	—	1,338,400,113	2.63%
Bonds issued by funds representing operating entities	1,211,112,101	2.38%	1,192,993,797	—	1,192,993,797	2.34%
Bank loans - acquired	622,902	—%	622,902	—	622,902	—%
Other issuer credit obligations	1,996,010	—%	1,996,010	—	1,996,010	—%
Asset-backed securities:
Financial asset-backed securities - self liquidating	3,278,501,009	6.43%	3,253,501,009	—	3,253,501,009	6.38%
Non financial asset-backed securities	1,154,074,314	2.26%	1,179,074,313	—	1,179,074,313	2.31%
Preferred Stocks:
Industrial and miscellaneous (unaffiliated)	129,703,058	0.25%	129,703,058	—	129,703,058	0.25%
Common Stocks:
Industrial and miscellaneous publicly traded (unaffiliated)	16,854	—%	16,854	—	16,854	—%
Industrial and miscellaneous Other (unaffiliated)	119,711,176	0.23%	119,711,176	—	119,711,176	0.23%
Parent, subsidiaries and affiliates other	723,508,587	1.42%	721,897,145	—	721,897,145	1.42%
Mutual funds	20,533,409	0.04%	20,533,409	—	20,533,409	0.04%
Mortgage loans:
Residential mortgages	937,653,692	1.84%	937,653,692	—	937,653,692	1.84%
Commercial loans	7,632,307,455	14.97%	7,632,307,455	—	7,632,307,455	14.97%
Mezzanine real estate loans	108,287,245	0.21%	108,287,245		108,287,245	0.21%
Total valuation allowance	(2,506,295)	—%	(2,506,295)		(2,506,295)
Real estate:
Property occupied by the company	203,654,612	0.40%	203,654,612	—	203,654,612	0.40%
Property held for the production of income	7,172,124	0.01%	7,172,124		7,172,124	0.01%
Property held for sale	19,682,350	0.04%	19,682,350	—	19,682,350	0.04%
Cash, cash equivalents and short-term investments
Cash equivalents - short term	(53,512,780)	(0.10)%	(53,512,780)	—	(53,512,780)	(0.10)%
Cash	3,675,886,304	7.21%	3,675,886,304	22,968,710	3,698,855,014	7.25%
Cash equivalents	3,999,421	0.01%	3,999,421	—	3,999,421	0.01%
Contract loans	4,222,372,722	8.28%	4,220,099,858	—	4,220,099,858	8.28%
Derivatives	198,622,875	0.39%	198,622,875	—	198,622,875	0.39%
Other invested assets	2,712,315,865	5.32%	2,709,268,742	—	2,709,268,742	5.31%
Receivables for securities	11,899,848	0.02%	11,899,848	—	11,899,848	0.02%
Securities lending	22,968,710	0.05%	22,968,710	XXX	XXX	XXX
	$50,993,171,395	100.00%	$50,986,239,965	$22,968,710	$50,986,239,965	100.00%

See accompanying independent auditors' report.

Schedule 4
JACKSON NATIONAL LIFE INSURANCE COMPANY
Reinsurance Risk Interrogatories
December 31, 2025

1.	Does the reporting entity have any reinsurance contracts subject to A-791 that include a provision, which limits the reinsurer's assumption of significant risks identified as in A-791?
Yes

The Company’s Guaranteed Minimum Income Benefits on Variable Annuities (GMIBs) are reinsured with Chubb Tempest Life Reinsurance LTD. GMIB reinsured benefits are subject to aggregate annual claim limits. Deductibles also apply on reinsurance of GMIB business issued since March 1, 2005. At December 31, 2025, the Company recorded a $510,926 reserve credit in consideration of the GMIB cession that is fully collateralized through a combination of letters of credit and a reinsurance trust. The reserve credit considers the treaty’s risk limiting factors.

2.	Does the reporting entity have any reinsurance contracts not subject to A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer's assumption risk?
No

3.	Does the reporting entity have any reinsurance contracts that contain features described below which result in delays in payment in form or in fact:

a.
Provisions which permit the reporting of losses, or settlements are made, less frequently than quarterly or payments due from the reinsurer are not made in cash within ninety days of the settlement date?

No

	b.	Payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding entity?
No

4.
Does the reporting entity reflect a reinsurance accounting credit for any contracts not subject to Appendix A-791 and not yearly renewable term, which meet the risk transfer requirements of SSAP No. 61 for the following?

	a.	Assumption Reinsurance?	No

	b.	Non-proportional reinsurance, which does not result in significant surplus relief?	No

5.
Does the reporting entity cede any risk which is not subject to A-791 and not yearly renewable term reinsurance, under any reinsurance contract during the period covered by the financial statement, and either:

	a.	Accounted for that contract as reinsurance under SAP and as a deposit under GAAP; or	No

	b.	Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?	No
See accompanying independent auditors' report.